UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2021—November 30, 2022

Item 1: Reports to Shareholders

Annual Report  |  November 30, 2022
Vanguard Wellington™ Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Despite some relief toward the close of the period, the 12 months ended November 30, 2022, were a volatile, challenging period for financial markets. Vanguard Wellington Fund returned –8.36% for Admiral Shares and –8.43% for Investor Shares. It posted better results than the –10.80% return of its composite benchmark index, a mix of 65% U.S. stocks and 35% U.S. bonds that reflects the fund’s target asset allocation.
•	The economic backdrop deteriorated early on as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	The stock portion of the fund’s portfolio outpaced the –9.21% return of the Standard & Poor’s 500 Index by almost 4 percentage points. The fund’s holdings in the consumer discretionary sector held up much better than those in the index. However, the fund’s energy stocks, while posting an impressive return of around 31%, did not keep pace with the 76% return of the index’s energy stocks.
•	The bond portion just slightly lagged the –14.46% return of the Bloomberg U.S. Credit A or Better Bond Index. Relative to the bond index, the fund benefited from its underweight to duration and credit spread duration during this period of rising rates, but that was offset by its sector allocation and security selection.
Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-10.66%	10.56%	10.69%
Russell 2000 Index (Small-caps)	-13.01	6.44	5.45
Russell 3000 Index (Broad U.S. market)	-10.80	10.28	10.33
FTSE All-World ex US Index (International)	-11.40	2.23	1.86
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-12.91%	-2.56%	0.24%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.64	-0.77	1.40
FTSE Three-Month U.S. Treasury Bill Index	1.16	0.64	1.19
CPI
Consumer Price Index	7.11%	5.00%	3.83%
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Advisor’s Report
Vanguard Wellington Fund’s Investor Shares returned –8.43% for the 12 months ended November 30, 2022, outperforming the fund’s benchmark, the Wellington Composite Index, which returned –10.80%. The index is weighted 65% large-capitalization stocks (as measured by the Standard & Poor’s 500 Index) and 35% high-quality corporate bonds (as measured by the Bloomberg U.S. Credit A or Better Bond Index). The fund’s Lipper peer group—Mixed-Asset Target Allocation Growth Funds—returned an average of –9.55%. The equity portfolio outperformed its benchmark, while the fixed income portfolio underperformed its benchmark.
Investment environment
U.S. stocks generally outperformed international stocks for the 12 months. The S&P 500 returned –9.21%, compared with –10.14% for the MSCI EAFE Index.
In December 2021, markets rebounded on strong corporate earnings, accommodative financial conditions, and robust global equity inflows despite COVID-19’s proliferation. Amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, volatility rose sharply during the first quarter of 2022. Russia’s attack forced millions to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped $100 per barrel amid expectations that economic sanctions would cripple Russian energy exports and restrict supplies of key commodities.
Risk sentiment plunged in the second quarter as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally and energy prices continued to rise. These challenges persisted into the third quarter with the Federal Reserve raising rates to rein in the highest inflation in decades. Stocks rallied sharply over the final two months of the period, and investor sentiment improved after softer-than-expected inflation in the U.S. and Europe fueled hopes that the Fed and the European Central Bank would begin to taper their pace of rate hikes, triggering significant declines in U.S. Treasury yields and the U.S. dollar.
Bond markets largely generated negative returns over the trailing 12-month period, driven by rising Treasury yields. Government bond yields moved sharply higher following ongoing monetary policy tightening. U.S. labor market strength persisted, while housing market resilience was tested by surging mortgage rates, lack of inventory, and home-price appreciation. Central banks across most developed markets reinforced their hawkish intentions and expressed a willingness to keep policy restrictive, even in the face of slower growth and weaker labor markets. The Bloomberg U.S. Aggregate Bond Index returned –12.84%, outperforming the higher-quality credit market as represented by the Bloomberg U.S. Credit A or Better Bond Index, which returned –14.46%. The yield of the 10-year Treasury note rose over the 12 months from 1.44% to 3.61%.

2

The fund’s successes
In the stock portfolio, sector allocation contributed to relative returns, driven by the fund’s underweighting of information technology and overweighting of health care and energy. Security selection also helped, particularly in consumer discretionary, health care, and IT. Strong individual contributors to performance included Progressive, Shell, and Humana. A lack of exposure to stocks such as Tesla and Nvidia boosted relative returns.
In the fixed income portfolio, most spread sectors underperformed amid growing concerns that tighter financial conditions resulting from less accommodative policy could tip the global economy into recession. An underweighting of credit spread duration was the primary relative positive contributor. Within investment-grade corporates, selection in utilities—particularly electric utilities—added to relative performance. Duration/yield curve positioning also helped, driven by a moderate overall duration underweight, particularly an underweight to the 1- and 30-year portions of the yield curve at the start of the period as yields rose broadly.
The fund’s shortfalls
In the stock portfolio, selection in energy, communication services, and consumer staples detracted from relative returns. An underweighting of materials also hurt overall performance. Key detractors included Meta Platforms, Johnson & Johnson, and Microsoft. A lack of exposure to Exxon Mobil, Chevron, Berkshire Hathaway, and Eli Lilly hurt relative returns.
On the fixed income side, positioning within investment-grade credit offset positive effects from elsewhere in the portfolio and was the primary driver of overall underperformance, particularly an underweighting of and selection in industrials. Selection in financials (primarily exposure to banking and insurance issuers) also detracted. Within noncorporate credit, an underweighting of and selection in taxable municipals hurt, as did selection in local agency issuers. Out-of-benchmark exposure to securitized sectors such as mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities detracted from relative performance.
The fund’s positioning
Looking ahead, the range of outcomes is wide for the global economy and therefore asset markets. On the one hand, financial conditions have tightened considerably, leading growth to slow and inflation to begin moderating. On the other hand, consumer spending and corporate earnings remain robust, and we have not yet experienced the significant slowdown that central bankers are trying to engineer. We monitor the macro environment closely and continue to direct much of our research efforts to company-specific analysis, where we believe our most differentiated insights are likely to lie. Our focus remains on companies that can deliver resilient results across economic and market environments and stock prices that trade at moderate valuations.
Over the 12 months, we initiated new positions in ConocoPhillips, Honeywell, Glencore, and 15 other businesses.  ConocoPhillips is a low-cost producer of
3

oil and gas globally. We prefer Conoco over Total because of its U.S. domicile, where the risk of windfall tax and disruption from the Russia/Ukraine war is lower. Honeywell is a well-managed industrial conglomerate with concentrations in aerospace and building controls. We believe its long-term growth prospects are not fully reflected in today’s valuation. Glencore is a low-cost producer of a range of metals, many of which will be necessary in the global energy transition away from combustible-engine vehicles. We believe the supply side of metals production will remain constrained, causing sustainably high metals prices. Our largest sector overweights are health care, industrials, and consumer discretionary. Conversely, our largest sector underweights are IT, communication services, and materials.
On the fixed income side, we maintain a modestly defensive stance as market volatility has remained elevated. The Treasury yield curve reflects recessionary expectations. Given the substantially higher rate environment this year and growing growth concerns, we positioned the portfolio with a duration posture generally in line with the benchmark as of the end of the period. We anticipate interest rate duration to provide greater downside protection going forward.
The bond portfolio maintains an out-of-benchmark allocation to U.S. government and agency mortgage-backed securities as our liquidity buffer to provide downside protection if the economic cycle or the equity portfolio takes an unfavorable turn.
Investment-grade corporate credit remains the portfolio’s primary investment focus. Investment-grade credit fundamentals are strong but have likely peaked. While financial conditions tightened meaningfully in 2022, their impacts are only beginning to be felt. We reduced our exposure to the BBB-rated issues and remain focused on investing in companies with defensive profiles and balance sheets that can weather a more difficult environment in 2023.
We remain disciplined in our application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing—features that we believe will serve the fund’s shareholders well.
Daniel J. Pozen
Senior Managing Director and
Equity Portfolio Manager
Loren L. Moran, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
December 12, 2022
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About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended November 30, 2022
	Beginning Account Value 5/31/2022	Ending Account Value 11/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Wellington Fund
Investor Shares	$1,000.00	$993.20	$1.25
Admiral™ Shares	1,000.00	993.60	0.85
Based on Hypothetical 5% Yearly Return
Wellington Fund
Investor Shares	$1,000.00	$1,023.81	$1.27
Admiral Shares	1,000.00	1,024.22	0.86
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

Wellington Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 30, 2012, Through November 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Wellington Fund Investor Shares	-8.43%	6.82%	8.77%	$23,185
Wellington Composite Index	-10.80	7.49	9.30	24,324
Bloomberg U.S. Aggregate Bond Index	-12.84	0.21	1.09	11,142
Dow Jones U.S. Total Stock Market Float Adjusted Index	-11.25	10.20	12.85	33,501
Wellington Composite Index: 65% S&P 500 Index and 35% Bloomberg U.S. Credit A or Better Bond Index.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Wellington Fund Admiral Shares	-8.36%	6.91%	8.86%	$116,836
Wellington Composite Index	-10.80	7.49	9.30	121,619
Bloomberg U.S. Aggregate Bond Index	-12.84	0.21	1.09	55,712
Dow Jones U.S. Total Stock Market Float Adjusted Index	-11.25	10.20	12.85	167,503
See Financial Highlights for dividend and capital gains information.
7

Wellington Fund
Fund Allocation
As of November 30, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	0.8%
Common Stocks	67.2
Corporate Bonds	21.1
Sovereign Bonds	0.8
Taxable Municipal Bonds	1.5
U.S. Government and Agency Obligations	8.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Wellington Fund
Financial Statements
Schedule of Investments
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (66.6%)
Communication Services (4.0%)
*	Alphabet Inc. Class A	25,709,121	2,596,364
*	Meta Platforms Inc. Class A	7,992,333	943,895
	Electronic Arts Inc.	5,330,819	697,164
			4,237,423
Consumer Discretionary (8.0%)
*	Amazon.com Inc.	16,684,699	1,610,741
	McDonald's Corp.	5,491,145	1,497,929
	TJX Cos. Inc.	16,572,663	1,326,642
	Starbucks Corp.	11,931,417	1,219,391
	Home Depot Inc.	3,112,499	1,008,419
	Dollar General Corp.	1,616,468	413,298
	NIKE Inc. Class B	3,750,867	411,433
	Lennar Corp. Class A	3,571,195	313,658
*	Coupang Inc. Class A	13,364,482	260,340
	DR Horton Inc.	2,757,635	237,157
	Ross Stores Inc.	1,884,731	221,776
			8,520,784
Consumer Staples (5.0%)
	Coca-Cola Co.	26,080,066	1,658,953
	Procter & Gamble Co.	10,042,345	1,497,916
	Sysco Corp.	16,325,216	1,412,294
	Nestle SA (Registered)	6,296,295	749,408
			5,318,571
Energy (3.5%)
	Shell plc	45,811,044	1,338,977
	ConocoPhillips	9,040,664	1,116,612
	Cenovus Energy Inc.	20,520,336	408,150
	Pioneer Natural Resources Co.	1,034,536	244,140
	EQT Corp.	4,849,314	205,659
	Coterra Energy Inc.	6,825,779	190,508
	Chesapeake Energy Corp.	1,840,156	190,456
	Shell plc (XLON)	2,607,900	76,322
			3,770,824
Financials (8.4%)
	Charles Schwab Corp.	36,040,991	2,974,823
	Progressive Corp.	12,560,066	1,659,813
	JPMorgan Chase & Co.	7,090,485	979,763
	Morgan Stanley	10,487,264	976,050
	S&P Global Inc.	1,830,635	645,848
	BlackRock Inc.	873,109	625,146
9

Wellington Fund
		Shares	Market Value• ($000)
	Goldman Sachs Group Inc.	1,149,051	443,706
	American Express Co.	2,708,681	426,861
	Blackstone Inc.	2,373,520	217,248
			8,949,258
Health Care (12.3%)
	UnitedHealth Group Inc.	3,436,435	1,882,342
	HCA Healthcare Inc.	6,722,628	1,614,910
	Humana Inc.	2,705,645	1,487,834
	Pfizer Inc.	29,679,466	1,487,832
	Elevance Health Inc.	2,493,621	1,328,900
	AstraZeneca plc ADR	19,183,174	1,303,880
	Novartis AG (Registered)	13,679,233	1,216,830
	Becton Dickinson & Co.	4,315,332	1,075,985
	Danaher Corp.	2,419,321	661,467
	Baxter International Inc.	6,942,900	392,482
	Johnson & Johnson	1,721,064	306,349
	Zoetis Inc. Class A	1,862,015	287,011
			13,045,822
Industrials (6.8%)
	Raytheon Technologies Corp.	11,312,010	1,116,722
	Deere & Co.	2,297,952	1,013,397
	Johnson Controls International plc	14,933,551	992,185
	Honeywell International Inc.	4,457,449	978,633
	Illinois Tool Works Inc.	3,733,234	849,199
	Northrop Grumman Corp.	1,459,327	778,244
	Fortive Corp.	11,441,180	772,852
	Parker-Hannifin Corp.	2,071,865	619,363
	Schneider Electric SE	731,889	108,081
	Trane Technologies plc	143,811	25,659
			7,254,335
Information Technology (13.3%)
	Microsoft Corp.	19,134,649	4,882,014
	Apple Inc.	17,630,702	2,609,873
	Texas Instruments Inc.	8,675,094	1,565,507
	Mastercard Inc. Class A	2,487,783	886,646
	Visa Inc. Class A	3,999,109	867,807
	Accenture plc Class A	2,068,988	622,621
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,386,175	612,905
	Global Payments Inc.	5,740,338	595,732
*	Salesforce Inc.	2,698,442	432,425
	Intel Corp.	10,353,608	311,333
	Fidelity National Information Services Inc.	4,080,905	296,192
	KLA Corp.	661,963	260,251
	Marvell Technology Inc.	5,549,560	258,166
			14,201,472
Materials (1.2%)
	Glencore plc	133,147,787	908,616
	Anglo American plc	9,320,031	387,481
			1,296,097
Real Estate (1.3%)
	Welltower Inc.	6,816,940	484,207
	American Tower Corp.	1,904,486	421,368
	VICI Properties Inc.	8,830,111	301,990
	Prologis Inc.	1,781,301	209,819
			1,417,384
10

Wellington Fund
				Shares	Market Value• ($000)
Utilities (2.8%)
	Duke Energy Corp.			11,586,602	1,157,849
	Exelon Corp.			27,111,767	1,121,614
	Constellation Energy Corp.			6,601,422	634,529
	American Electric Power Co. Inc.			718,581	69,558
					2,983,550
Total Common Stocks (Cost $46,215,833)					70,995,520
		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (8.5%)
U.S. Government Securities (7.7%)
	United States Treasury Note/Bond	2.250%	3/31/24	135,000	130,823
	United States Treasury Note/Bond	2.500%	4/30/24	16,550	16,069
	United States Treasury Note/Bond	1.750%	6/30/24	316,970	303,598
	United States Treasury Note/Bond	0.375%	8/15/24	265,000	247,195
	United States Treasury Note/Bond	0.375%	9/15/24	108,000	100,491
	United States Treasury Note/Bond	4.250%	9/30/24	155,000	154,540
	United States Treasury Note/Bond	0.625%	10/15/24	610,000	568,920
	United States Treasury Note/Bond	4.375%	10/31/24	10,335	10,333
	United States Treasury Note/Bond	1.125%	1/15/25	155,000	144,973
	United States Treasury Note/Bond	2.000%	2/15/25	190,065	180,859
	United States Treasury Note/Bond	1.125%	2/28/25	198,905	185,572
	United States Treasury Note/Bond	1.750%	3/15/25	340,000	321,513
	United States Treasury Note/Bond	2.625%	4/15/25	303,280	292,191
	United States Treasury Note/Bond	0.250%	5/31/25	522,710	474,114
	United States Treasury Note/Bond	0.250%	7/31/25	145,975	131,788
	United States Treasury Note/Bond	2.000%	8/15/25	61,860	58,458
	United States Treasury Note/Bond	3.125%	8/15/25	400,000	389,562
	United States Treasury Note/Bond	0.250%	8/31/25	125,010	112,470
	United States Treasury Note/Bond	3.500%	9/15/25	5,480	5,392
	United States Treasury Note/Bond	0.375%	11/30/25	78,000	69,908
	United States Treasury Note/Bond	0.375%	1/31/26	639,150	569,842
	United States Treasury Note/Bond	0.750%	3/31/26	107,000	96,216
	United States Treasury Note/Bond	0.750%	4/30/26	89,000	79,752
	United States Treasury Note/Bond	1.625%	5/15/26	78,110	72,081
	United States Treasury Note/Bond	0.750%	5/31/26	281,245	251,407
	United States Treasury Note/Bond	0.750%	8/31/26	175,000	155,422
[1]	United States Treasury Note/Bond	0.875%	9/30/26	254,100	226,308
	United States Treasury Note/Bond	2.000%	11/15/26	29,650	27,533
	United States Treasury Note/Bond	2.500%	3/31/27	527,230	497,820
	United States Treasury Note/Bond	2.750%	4/30/27	178,525	170,324
	United States Treasury Note/Bond	2.750%	7/31/27	248,175	236,464
	United States Treasury Note/Bond	3.125%	8/31/27	46,560	45,141
	United States Treasury Note/Bond	4.125%	9/30/27	35,000	35,427
	United States Treasury Note/Bond	4.125%	10/31/27	195,000	197,468
	United States Treasury Note/Bond	2.250%	11/15/27	24,532	22,761
	United States Treasury Note/Bond	3.875%	11/30/27	78,000	78,293
	United States Treasury Note/Bond	3.875%	9/30/29	4,297	4,327
	United States Treasury Note/Bond	4.000%	10/31/29	175,000	177,680
	United States Treasury Note/Bond	2.750%	8/15/32	25,673	23,780
	United States Treasury Note/Bond	4.125%	11/15/32	109,116	113,378
	United States Treasury Note/Bond	1.750%	8/15/41	18,670	13,019
	United States Treasury Note/Bond	2.000%	11/15/41	663,555	483,151
	United States Treasury Note/Bond	2.375%	2/15/42	118,600	92,249
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Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.250%	5/15/42	20,950	18,806
	United States Treasury Note/Bond	3.375%	8/15/42	322,299	294,904
	United States Treasury Note/Bond	4.000%	11/15/42	57,500	57,761
	United States Treasury Note/Bond	2.250%	2/15/52	4,890	3,530
	United States Treasury Note/Bond	2.875%	5/15/52	52,829	43,906
	United States Treasury Note/Bond	3.000%	8/15/52	180,522	154,516
	United States Treasury Note/Bond	4.000%	11/15/52	21,542	22,390
					8,164,425
Conventional Mortgage-Backed Securities (0.7%)
[2,3]	Fannie Mae Pool	1.770%	1/1/36	20,151	15,418
[2]	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	905	934
[2,3]	UMBS Pool	2.500%	9/1/27–4/1/38	26,657	23,547
[2,3,4]	UMBS Pool	3.000%	8/1/42–12/25/52	311,252	275,413
[2,3,4]	UMBS Pool	3.500%	11/1/45–12/25/52	51,654	47,312
[2,3,4]	UMBS Pool	4.000%	12/25/52	173,587	164,257
[2,3,4]	UMBS Pool	4.500%	9/1/52–12/25/52	142,495	138,913
[2,3,4]	UMBS Pool	5.000%	12/25/52–1/25/53	107,000	106,501
					772,295
Nonconventional Mortgage-Backed Securities (0.1%)
[2,3]	Fannie Mae REMICS	1.500%	8/25/41–11/25/42	4,219	3,871
[2,3]	Fannie Mae REMICS	1.700%	6/25/43	1,541	1,461
[2,3]	Fannie Mae REMICS	2.000%	6/25/44	471	456
[2,3]	Fannie Mae REMICS	2.500%	8/25/46	10,786	8,549
[2,3]	Fannie Mae REMICS	3.000%	12/25/39–9/25/57	41,497	37,618
[2,3]	Fannie Mae REMICS	3.500%	4/25/31–11/25/57	65,826	62,741
[2,3]	Fannie Mae REMICS	4.000%	7/25/53	2,465	2,405
[2,3]	Freddie Mac REMICS	1.500%	10/15/42	5,595	4,914
[2,3]	Freddie Mac REMICS	3.000%	6/15/44–7/15/45	8,507	7,579
[2,3]	Freddie Mac REMICS	3.500%	3/15/31–12/15/46	13,897	13,039
[2,3]	Freddie Mac REMICS	4.000%	12/15/30–2/15/31	4,756	4,595
[2]	Ginnie Mae REMICS	1.700%	10/20/45	863	850
					148,078
Total U.S. Government and Agency Obligations (Cost $9,730,833)					9,084,798
Asset-Backed/Commercial Mortgage-Backed Securities (0.8%)
[2,5]	Aaset Trust Series 2019-1	3.844%	5/15/39	7,636	5,072
[2,5]	Affirm Asset Securitization Trust Series 2021-B	1.030%	8/17/26	17,590	16,601
[2,5]	Affirm Asset Securitization Trust Series 2021-Z1	1.070%	8/15/25	6,627	6,386
[2,5]	Affirm Asset Securitization Trust Series 2021-Z2	1.170%	11/16/26	9,790	9,342
[2,5]	Aligned Data Centers Issuer LLC Series 2021-1A	1.937%	8/15/46	43,270	36,252
[2,5]	American Tower Trust	3.070%	3/15/23	43,000	42,643
[2,5]	Angel Oak Mortgage Trust Series 2019-5	2.593%	10/25/49	1,921	1,859
[2,5]	Angel Oak Mortgage Trust Series 2019-6	2.620%	11/25/59	4,508	4,322
[2,5]	Angel Oak Mortgage Trust Series 2021-6	1.458%	9/25/66	24,198	19,430
[2,5]	Angel Oak Mortgage Trust I LLC Series 2019-4	2.993%	7/26/49	703	699
[2,5,6]	BX Commercial Mortgage Trust Series 2021-VOLT, 1M USD LIBOR + 0.700%	4.575%	9/15/36	29,050	27,812
[2,5,6]	BX Trust Series 2021-ARIA, 1M USD LIBOR + 0.899%	4.774%	10/15/36	14,785	13,937
[2,5,6]	BXHPP Trust Series 2021-FILM, 1M USD LIBOR + 0.650%	4.525%	8/15/36	15,225	14,353
[2,5,6]	BXHPP Trust Series 2021-FILM, 1M USD LIBOR + 0.900%	4.775%	8/15/36	3,140	2,956
12

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,5]	Castlelake Aircraft Structured Trust Series 2019-1A	3.967%	4/15/39	19,266	16,252
[2,5]	CF Hippolyta Issuer LLC Series 2021-1A	1.530%	3/15/61	23,444	20,149
[2,5]	Cloud Pass-Through Trust Series 2019-1A	3.554%	12/5/22	5	5
[2,5]	DB Master Finance LLC Series 2019-1A	4.021%	5/20/49	13,782	12,711
[2,5]	Domino's Pizza Master Issuer LLC Series 2021-1A	2.662%	4/25/51	13,549	11,023
[2,5]	Domino's Pizza Master Issuer LLC Series 2021-1A	3.151%	4/25/51	23,798	18,680
[2,5]	Enterprise Fleet Financing LLC Series 2019-2	2.290%	2/20/25	1,099	1,097
[2,5]	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	905	903
[2,3,6]	Fannie Mae Connecticut Avenue Securities Series 2016-C03, 1M USD LIBOR + 5.900%	9.916%	10/25/28	2,662	2,772
[2,5]	FirstKey Homes Trust Series 2021-SFR1	1.538%	8/17/38	64,569	54,969
[2,3]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-1512	3.059%	4/25/34	6,000	5,125
[2,3]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-1513	2.797%	8/25/34	7,500	6,287
[2,3]	Freddie Mac Multifamily Structured Pass-Through Certificates Series K-1521	2.184%	8/25/36	17,705	13,026
[2,5]	Home Partners of America Trust Series 2021-2	1.901%	12/17/26	34,834	29,554
[2,5]	Horizon Aircraft Finance II Ltd. Series 2019-1	3.721%	7/15/39	9,431	7,341
[2,5]	Horizon Aircraft Finance III Ltd. Series 2019-2	3.425%	11/15/39	10,006	7,641
[2,5,6]	Life Mortgage Trust Series 2021-BMR, 1M USD LIBOR + 0.700%	4.575%	3/15/38	9,147	8,793
[2,5]	MACH 1 Cayman Ltd. Series 2019-1	3.474%	10/15/39	9,220	8,094
[2,5,6]	Madison Park Funding XIII Ltd. Series 2014-13A, 3M USD LIBOR + 0.950%	5.177%	4/19/30	31,681	31,208
[2,5,6]	Magnetite VII Ltd. Series 2012-7A, 3M USD LIBOR + 0.800%	4.879%	1/15/28	24,088	23,668
[2,5]	MAPS Ltd. Series 2019-1A	4.458%	3/15/44	3,813	3,339
[2,5]	Mercury Financial Credit Card Master Trust Series 2021-1A	1.540%	3/20/26	33,270	31,561
[2,5]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	1.910%	10/20/61	100,980	85,377
[2,5]	New Economy Assets Phase 1 Sponsor LLC Series 2021-1	2.410%	10/20/61	10,325	8,502
[2,5]	OneMain Direct Auto Receivables Trust Series 2021-1A	0.870%	7/14/28	30,280	27,761
[2]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	25,642	24,640
[2,5]	SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE	4.144%	1/5/43	27,300	20,089
[2,5]	SoFi Professional Loan Program Trust Series 2021-B	1.140%	2/15/47	16,117	12,559
[2,5]	Start II Ltd. Series 2019-1	4.089%	3/15/44	10,044	8,560
[2,5,6]	Symphony CLO XIV Ltd. Series 2014-14A, 3M USD LIBOR + 0.950%	4.961%	7/14/26	1,754	1,750
[2,5]	Taco Bell Funding LLC Series 2021-1A	1.946%	8/25/51	19,275	16,045
[2,5]	Taco Bell Funding LLC Series 2021-1A	2.294%	8/25/51	35,655	28,534
[2,5]	Vantage Data Centers Issuer LLC Series 2019-1A	3.188%	7/15/44	10,570	9,938
[2,5]	Vantage Data Centers Issuer LLC Series 2020-1A	1.645%	9/15/45	29,505	25,647
13

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,5]	Vantage Data Centers Issuer LLC Series 2021-1A	2.165%	10/15/46	48,430	40,870
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $948,831)					826,134
Corporate Bonds (21.0%)
Communications (1.2%)
	America Movil SAB de CV	3.625%	4/22/29	26,990	24,768
	America Movil SAB de CV	6.125%	3/30/40	7,380	7,624
	AT&T Inc.	4.300%	12/15/42	35,590	30,023
	AT&T Inc.	3.650%	6/1/51	8,341	6,117
	AT&T Inc.	3.500%	9/15/53	13,515	9,543
	AT&T Inc.	3.850%	6/1/60	26,704	19,447
	Comcast Corp.	3.375%	2/15/25	2,540	2,472
	Comcast Corp.	3.400%	4/1/30	4,940	4,532
	Comcast Corp.	4.250%	1/15/33	42,890	40,755
	Comcast Corp.	4.200%	8/15/34	30,890	29,023
	Comcast Corp.	5.650%	6/15/35	4,725	4,971
	Comcast Corp.	4.400%	8/15/35	32,325	30,709
	Comcast Corp.	6.500%	11/15/35	945	1,050
	Comcast Corp.	3.969%	11/1/47	8,452	6,884
	Comcast Corp.	4.000%	3/1/48	12,180	10,027
	Comcast Corp.	3.999%	11/1/49	23,162	18,864
	Comcast Corp.	2.887%	11/1/51	56,240	37,527
	Comcast Corp.	2.450%	8/15/52	13,355	8,165
	Comcast Corp.	4.049%	11/1/52	10,339	8,454
	Comcast Corp.	2.937%	11/1/56	210,578	135,545
	Comcast Corp.	2.987%	11/1/63	95,407	60,363
[5]	Cox Communications Inc.	3.150%	8/15/24	2,503	2,410
[5]	Cox Communications Inc.	4.800%	2/1/35	30,000	27,105
	Discovery Communications LLC	4.125%	5/15/29	14,172	12,484
	Discovery Communications LLC	3.625%	5/15/30	20,000	16,927
	Discovery Communications LLC	5.300%	5/15/49	5,000	3,929
	Discovery Communications LLC	4.000%	9/15/55	24,992	15,982
	NBCUniversal Media LLC	4.450%	1/15/43	6,331	5,637
[5]	NTT Finance Corp.	1.162%	4/3/26	44,235	39,298
[5]	NTT Finance Corp.	2.065%	4/3/31	12,995	10,552
[5]	Ooredoo International Finance Ltd.	2.625%	4/8/31	23,430	20,204
	Orange SA	9.000%	3/1/31	20,280	25,143
[5]	SK Telecom Co. Ltd.	3.750%	4/16/23	11,995	11,937
[5]	Sky Ltd.	3.750%	9/16/24	45,046	44,086
[5]	Sprint Spectrum Co. LLC	4.738%	3/20/25	27,041	26,648
	Telefonica Emisiones SA	5.213%	3/8/47	19,100	15,532
	Telefonica Emisiones SA	5.520%	3/1/49	19,772	16,869
	Time Warner Cable Enterprises LLC	8.375%	3/15/23	3,925	3,967
	T-Mobile USA Inc.	2.050%	2/15/28	29,985	25,902
	T-Mobile USA Inc.	3.875%	4/15/30	80,576	73,989
	T-Mobile USA Inc.	4.375%	4/15/40	15,735	13,666
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	26,724	24,216
[2]	TWDC Enterprises 18 Corp.	4.125%	6/1/44	14,185	12,417
	Verizon Communications Inc.	4.329%	9/21/28	23,335	22,695
	Verizon Communications Inc.	2.355%	3/15/32	108,462	87,257
	Verizon Communications Inc.	4.812%	3/15/39	85,963	80,783
	Verizon Communications Inc.	4.750%	11/1/41	7,750	7,096
	Verizon Communications Inc.	2.987%	10/30/56	9,247	5,853
	Walt Disney Co.	2.650%	1/13/31	16,330	14,069
	Walt Disney Co.	3.500%	5/13/40	50,260	41,420
	Walt Disney Co.	4.750%	9/15/44	2,358	2,219
	Walt Disney Co.	4.750%	11/15/46	14,000	13,075
14

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Walt Disney Co.	2.750%	9/1/49	16,835	11,425
	Walt Disney Co.	3.600%	1/13/51	27,250	21,394
	Walt Disney Co.	3.800%	5/13/60	28,415	22,535
					1,275,584
Consumer Discretionary (0.9%)
	Amazon.com Inc.	2.800%	8/22/24	9,035	8,785
	Amazon.com Inc.	3.600%	4/13/32	84,875	79,138
	Amazon.com Inc.	4.800%	12/5/34	37,370	38,191
	Amazon.com Inc.	4.950%	12/5/44	22,605	22,957
	Amazon.com Inc.	3.950%	4/13/52	27,295	23,328
	Amazon.com Inc.	4.250%	8/22/57	41,385	37,100
[2]	American Honda Finance Corp.	2.000%	3/24/28	19,250	16,714
[5]	BMW US Capital LLC	0.800%	4/1/24	12,590	11,937
[5]	BMW US Capital LLC	1.250%	8/12/26	28,900	25,378
[2]	Duke University	2.832%	10/1/55	25,700	17,300
[2]	Emory University	2.143%	9/1/30	25,351	21,053
	General Motors Financial Co. Inc.	3.950%	4/13/24	57,810	56,846
[2]	Georgetown University	4.315%	4/1/49	5,405	4,426
[2]	Georgetown University	2.943%	4/1/50	9,430	5,925
	Home Depot Inc.	3.900%	12/6/28	10,250	9,958
	Home Depot Inc.	2.700%	4/15/30	7,480	6,622
	Home Depot Inc.	3.250%	4/15/32	44,440	40,188
	Home Depot Inc.	4.500%	9/15/32	27,360	27,157
	Home Depot Inc.	3.300%	4/15/40	18,410	14,942
	Home Depot Inc.	4.400%	3/15/45	28,655	26,093
	Home Depot Inc.	4.250%	4/1/46	25,000	22,174
	Home Depot Inc.	4.500%	12/6/48	12,215	11,354
	Home Depot Inc.	3.125%	12/15/49	2,490	1,823
	Home Depot Inc.	2.375%	3/15/51	2,495	1,565
	Home Depot Inc.	2.750%	9/15/51	19,955	13,497
	Home Depot Inc.	3.625%	4/15/52	25,570	20,318
	Home Depot Inc.	4.950%	9/15/52	36,582	35,934
[5]	Hyundai Capital America	0.800%	4/3/23	91,160	89,700
[5]	Hyundai Capital America	0.875%	6/14/24	49,225	45,781
[5]	Hyundai Capital America	1.650%	9/17/26	36,480	31,364
[2]	Johns Hopkins University	4.083%	7/1/53	7,805	6,700
[2]	Johns Hopkins University	2.813%	1/1/60	6,420	4,131
	Leland Stanford Junior University	6.875%	2/1/24	13,685	14,024
[2]	Leland Stanford Junior University	7.650%	6/15/26	29,000	31,333
	Lowe's Cos. Inc.	3.100%	5/3/27	8,700	8,173
	Lowe's Cos. Inc.	6.500%	3/15/29	13,301	14,423
	Lowe's Cos. Inc.	3.750%	4/1/32	11,620	10,567
[2]	McDonald's Corp.	3.250%	6/10/24	5,460	5,352
[2]	McDonald's Corp.	4.875%	7/15/40	10,000	9,502
[2]	Northeastern University	2.894%	10/1/50	6,995	4,635
	Stanley Black & Decker Inc.	4.850%	11/15/48	24,455	22,385
	Thomas Jefferson University	3.847%	11/1/57	23,125	16,995
[2]	University of Chicago	2.761%	4/1/45	5,825	4,405
[2]	University of Miami	4.063%	4/1/52	9,030	7,520
	VF Corp.	2.800%	4/23/27	17,615	16,064
	VF Corp.	2.950%	4/23/30	37,015	31,097
					974,854
Consumer Staples (0.7%)
	Altria Group Inc.	4.500%	5/2/43	5,945	4,526
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	20,913
[2]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	35,700	34,319
[2]	Anheuser-Busch Cos. LLC	4.900%	2/1/46	52,135	48,845
15

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,818	5,576
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	23,160	19,188
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	29,542	26,773
	Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	14,600	13,158
	Archer-Daniels-Midland Co.	4.500%	3/15/49	35,045	32,701
	BAT Capital Corp.	3.557%	8/15/27	63,450	57,884
[5]	Cargill Inc.	6.875%	5/1/28	19,355	20,830
[5]	Cargill Inc.	2.125%	4/23/30	5,265	4,368
[5]	Cargill Inc.	4.760%	11/23/45	28,190	25,470
[5]	CK Hutchison International 20 Ltd.	3.375%	5/8/50	22,015	15,779
[5]	Coca-Cola Europacific Partners plc	0.800%	5/3/24	32,165	30,186
[2]	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	14,785
	Conagra Brands Inc.	4.600%	11/1/25	7,855	7,777
	Conagra Brands Inc.	1.375%	11/1/27	11,765	9,813
[5]	Danone SA	2.947%	11/2/26	30,550	28,460
	Diageo Capital plc	2.625%	4/29/23	48,310	47,856
	Diageo Capital plc	2.375%	10/24/29	20,000	17,181
	Diageo Capital plc	2.000%	4/29/30	5,830	4,847
	Diageo Capital plc	2.125%	4/29/32	1,845	1,489
	Estee Lauder Cos. Inc.	2.375%	12/1/29	12,615	10,878
	Hormel Foods Corp.	1.700%	6/3/28	8,125	7,045
	Kroger Co.	3.850%	8/1/23	10,770	10,680
	Kroger Co.	4.000%	2/1/24	22,290	22,059
	McCormick & Co. Inc.	2.500%	4/15/30	3,205	2,699
	Molson Coors Beverage Co.	3.000%	7/15/26	54,900	51,542
	Philip Morris International Inc.	3.600%	11/15/23	7,000	6,911
	Philip Morris International Inc.	3.375%	8/11/25	14,440	13,862
	Philip Morris International Inc.	5.125%	11/17/27	39,385	39,474
	Philip Morris International Inc.	5.625%	11/17/29	39,305	39,964
	Philip Morris International Inc.	5.750%	11/17/32	50,815	52,339
	Philip Morris International Inc.	4.875%	11/15/43	6,185	5,368
[5]	Sigma Alimentos SA de CV	4.125%	5/2/26	14,750	13,969
					769,514
Energy (0.9%)
	BP Capital Markets America Inc.	1.749%	8/10/30	12,780	10,335
	BP Capital Markets America Inc.	2.721%	1/12/32	42,755	36,319
	BP Capital Markets America Inc.	3.060%	6/17/41	20,000	15,211
	BP Capital Markets America Inc.	2.772%	11/10/50	11,870	7,900
	BP Capital Markets America Inc.	2.939%	6/4/51	30,385	20,754
	BP Capital Markets America Inc.	3.001%	3/17/52	68,790	47,158
	BP Capital Markets America Inc.	3.379%	2/8/61	12,750	9,060
	Eastern Gas Transmission & Storage Inc.	3.000%	11/15/29	19,580	17,101
[2]	Eastern Gas Transmission & Storage Inc.	4.800%	11/1/43	4,185	3,610
[2]	Eastern Gas Transmission & Storage Inc.	4.600%	12/15/44	24,863	20,770
[5]	EIG Pearl Holdings Sarl	3.545%	8/31/36	43,005	35,879
[5]	EIG Pearl Holdings Sarl	4.387%	11/30/46	16,115	12,119
	Energy Transfer LP	5.250%	4/15/29	40,000	38,968
	Energy Transfer LP	5.350%	5/15/45	3,500	3,044
	Energy Transfer LP	5.300%	4/15/47	5,745	4,911
	Energy Transfer LP	5.400%	10/1/47	750	649
	Energy Transfer LP	5.000%	5/15/50	10,000	8,241
	Enterprise Products Operating LLC	5.100%	2/15/45	9,720	8,934
	Enterprise Products Operating LLC	3.700%	1/31/51	5,935	4,408
	Enterprise Products Operating LLC	3.300%	2/15/53	15,000	10,337
	Exxon Mobil Corp.	2.726%	3/1/23	11,910	11,852
	Exxon Mobil Corp.	3.043%	3/1/26	8,115	7,777
	Exxon Mobil Corp.	2.275%	8/16/26	36,735	34,307
	Exxon Mobil Corp.	2.440%	8/16/29	25,195	22,285
16

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Exxon Mobil Corp.	2.610%	10/15/30	35,925	31,720
	Exxon Mobil Corp.	4.114%	3/1/46	12,060	10,574
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.160%	3/31/34	47,568	40,214
[5]	Galaxy Pipeline Assets Bidco Ltd.	2.940%	9/30/40	42,990	34,369
	Plains All American Pipeline LP	3.850%	10/15/23	36,775	36,276
[5]	Schlumberger Holdings Corp.	3.900%	5/17/28	31,025	29,307
	Schlumberger Investment SA	3.650%	12/1/23	44,520	44,028
	Shell International Finance BV	3.250%	5/11/25	11,051	10,750
	Shell International Finance BV	4.125%	5/11/35	43,465	40,861
	Shell International Finance BV	5.500%	3/25/40	12,990	13,548
	Shell International Finance BV	2.875%	11/26/41	15,000	11,196
	Shell International Finance BV	4.375%	5/11/45	96,700	86,811
	Shell International Finance BV	4.000%	5/10/46	10,000	8,455
	Shell International Finance BV	3.000%	11/26/51	52,435	36,971
	Suncor Energy Inc.	5.950%	12/1/34	20,700	20,750
	TotalEnergies Capital International SA	2.700%	1/25/23	36,510	36,380
	TotalEnergies Capital International SA	3.750%	4/10/24	41,500	40,984
	TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	46,943
	TransCanada PipeLines Ltd.	4.100%	4/15/30	7,125	6,664
					978,730
Financials (8.9%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	24,696
	AerCap Ireland Capital DAC	3.000%	10/29/28	15,230	12,787
	AerCap Ireland Capital DAC	3.300%	1/30/32	3,550	2,805
	AerCap Ireland Capital DAC	3.400%	10/29/33	9,080	6,981
[5]	AIA Group Ltd.	3.600%	4/9/29	50,475	46,330
[5]	AIA Group Ltd.	3.375%	4/7/30	12,460	11,116
	American International Group Inc.	6.250%	5/1/36	7,775	8,360
	American International Group Inc.	4.800%	7/10/45	10,680	9,665
	American International Group Inc.	4.750%	4/1/48	21,995	19,952
	American International Group Inc.	4.375%	6/30/50	12,500	10,819
	Ameriprise Financial Inc.	4.500%	5/13/32	11,845	11,668
	Aon Corp.	2.850%	5/28/27	18,870	17,329
[5]	Athene Global Funding	1.000%	4/16/24	22,095	20,667
[5]	Athene Global Funding	1.985%	8/19/28	290	236
[5]	Athene Global Funding	2.717%	1/7/29	33,350	27,758
[5]	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	22,135	16,080
[5]	Aviation Capital Group LLC	1.950%	9/20/26	14,298	12,063
[5]	Avolon Holdings Funding Ltd.	2.528%	11/18/27	4,730	3,803
	Banco Santander SA	3.125%	2/23/23	28,400	28,253
	Banco Santander SA	3.848%	4/12/23	16,400	16,312
	Banco Santander SA	1.849%	3/25/26	14,000	12,362
	Banco Santander SA	2.749%	12/3/30	15,600	11,717
	Banco Santander SA	2.958%	3/25/31	10,000	7,900
[2]	Bank of America Corp.	3.500%	4/19/26	10,000	9,592
[2]	Bank of America Corp.	3.559%	4/23/27	86,705	81,834
[2]	Bank of America Corp.	3.593%	7/21/28	47,950	44,469
[2]	Bank of America Corp.	3.419%	12/20/28	8,681	7,918
[2]	Bank of America Corp.	4.271%	7/23/29	74,365	69,992
[2]	Bank of America Corp.	3.974%	2/7/30	120,185	110,530
[2]	Bank of America Corp.	3.194%	7/23/30	35,285	30,778
[2]	Bank of America Corp.	2.496%	2/13/31	50,870	41,901
	Bank of America Corp.	2.572%	10/20/32	17,275	13,758
	Bank of America Corp.	5.015%	7/22/33	25,000	24,154
	Bank of America Corp.	3.846%	3/8/37	53,115	44,774
[2]	Bank of America Corp.	5.875%	2/7/42	9,965	10,387
	Bank of America Corp.	3.311%	4/22/42	55,635	42,129
17

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Bank of America Corp.	5.000%	1/21/44	39,433	37,153
[2]	Bank of America Corp.	3.946%	1/23/49	5,380	4,343
[2]	Bank of America Corp.	4.330%	3/15/50	78,120	66,474
	Bank of America Corp.	2.972%	7/21/52	65,950	43,430
[2]	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	27,042
	Bank of New York Mellon Corp.	5.834%	10/25/33	18,540	19,523
	Bank of Nova Scotia	2.700%	8/3/26	63,160	58,786
	Bank of Nova Scotia	1.950%	2/2/27	12,470	11,133
[5]	Banque Federative du Credit Mutuel SA	1.604%	10/4/26	34,305	29,881
[2]	Barclays plc	3.932%	5/7/25	55,605	53,640
[2]	Barclays plc	2.852%	5/7/26	9,975	9,196
	Barclays plc	2.279%	11/24/27	14,930	12,857
	Barclays plc	2.667%	3/10/32	44,170	33,822
	Barclays plc	2.894%	11/24/32	20,000	15,317
	Barclays plc	3.330%	11/24/42	37,170	25,734
[6]	Barclays plc, 3M USD LIBOR + 1.380%	6.024%	5/16/24	36,385	36,126
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	9,700	8,570
	BlackRock Inc.	2.100%	2/25/32	29,005	23,574
[5]	Blackstone Holdings Finance Co. LLC	2.550%	3/30/32	22,680	18,163
[2]	BNP Paribas SA	3.250%	3/3/23	7,620	7,590
[5]	BNP Paribas SA	3.800%	1/10/24	25,780	25,334
[5]	BNP Paribas SA	3.375%	1/9/25	60,670	58,308
[5]	BNP Paribas SA	2.819%	11/19/25	45,685	42,976
[5]	BNP Paribas SA	1.323%	1/13/27	18,995	16,575
[5]	BNP Paribas SA	3.500%	11/16/27	69,325	63,164
[5]	BNP Paribas SA	2.591%	1/20/28	35,220	30,896
[5]	BNP Paribas SA	2.159%	9/15/29	31,165	25,408
[5]	BNP Paribas SA	2.871%	4/19/32	26,985	21,316
[5]	BPCE SA	5.700%	10/22/23	6,225	6,162
	BPCE SA	4.000%	4/15/24	30,615	30,090
[5]	BPCE SA	5.150%	7/21/24	43,790	42,893
[5]	BPCE SA	2.045%	10/19/27	25,245	21,660
[5]	BPCE SA	3.500%	10/23/27	64,230	57,743
[5]	BPCE SA	2.700%	10/1/29	50,000	42,103
[5]	Brighthouse Financial Global Funding	1.000%	4/12/24	2,425	2,277
[5]	Brighthouse Financial Global Funding	1.750%	1/13/25	16,910	15,574
[5]	Brighthouse Financial Global Funding	1.550%	5/24/26	20,210	17,651
[5]	Brighthouse Financial Global Funding	2.000%	6/28/28	16,275	13,570
[5]	Canadian Imperial Bank of Commerce	1.150%	7/8/26	33,885	29,907
	Capital One Financial Corp.	3.750%	4/24/24	55,460	54,369
	Capital One Financial Corp.	3.200%	2/5/25	24,185	23,246
	Charles Schwab Corp.	0.750%	3/18/24	30,130	28,618
	Charles Schwab Corp.	3.200%	3/2/27	19,665	18,596
	Charles Schwab Corp.	2.000%	3/20/28	27,375	24,234
	Charles Schwab Corp.	2.900%	3/3/32	50,765	43,626
	Chubb Corp.	6.000%	5/11/37	50,000	53,650
	Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	21,926
	Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	26,481
	Citigroup Inc.	0.981%	5/1/25	32,820	30,612
	Citigroup Inc.	1.462%	6/9/27	66,630	58,005
[2]	Citigroup Inc.	3.070%	2/24/28	65,000	59,133
	Citigroup Inc.	4.125%	7/25/28	14,550	13,755
[2]	Citigroup Inc.	3.520%	10/27/28	72,550	66,599
[2]	Citigroup Inc.	3.878%	1/24/39	37,030	31,168
	Citigroup Inc.	2.904%	11/3/42	19,370	13,606
[5]	CNO Global Funding	1.650%	1/6/25	8,725	8,083
[5]	CNO Global Funding	2.650%	1/6/29	12,585	10,689
[5]	Commonwealth Bank of Australia	2.688%	3/11/31	74,015	56,675
18

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Commonwealth Bank of Australia	3.784%	3/14/32	9,885	8,118
[5]	Cooperatieve Rabobank UA	1.106%	2/24/27	46,710	40,494
[5]	Cooperatieve Rabobank UA	4.655%	8/22/28	30,335	29,265
[5]	Corebridge Financial Inc.	3.900%	4/5/32	25,012	22,058
[5]	Corebridge Financial Inc.	4.350%	4/5/42	2,760	2,266
[5]	Corebridge Financial Inc.	4.400%	4/5/52	27,235	21,954
[5]	Credit Agricole SA	3.750%	4/24/23	31,675	31,472
[5]	Credit Agricole SA	3.250%	10/4/24	71,600	69,134
	Credit Suisse Group AG	3.750%	3/26/25	67,850	60,132
[5]	Credit Suisse Group AG	2.593%	9/11/25	17,585	15,686
[5]	Credit Suisse Group AG	1.305%	2/2/27	14,940	11,866
[5]	Credit Suisse Group AG	3.869%	1/12/29	10,980	8,829
[5]	Credit Suisse Group AG	3.091%	5/14/32	59,185	40,207
[5]	Credit Suisse Group AG	6.537%	8/12/33	28,540	24,555
[5]	Danske Bank A/S	3.875%	9/12/23	46,290	45,612
[5]	Danske Bank A/S	5.375%	1/12/24	28,240	28,071
[5]	Danske Bank A/S	1.621%	9/11/26	28,990	25,211
[5]	Danske Bank A/S	1.549%	9/10/27	55,460	47,551
[5]	DNB Bank ASA	1.535%	5/25/27	44,030	38,387
[5]	DNB Bank ASA	1.605%	3/30/28	45,870	39,014
[5]	Equitable Financial Life Global Funding	1.400%	7/7/25	10,395	9,417
[5]	Equitable Financial Life Global Funding	1.300%	7/12/26	26,755	23,422
[5]	Equitable Financial Life Global Funding	1.700%	11/12/26	12,440	10,964
[5]	Equitable Financial Life Global Funding	1.400%	8/27/27	18,220	15,402
[5]	Equitable Financial Life Global Funding	1.800%	3/8/28	28,220	23,720
[5]	Farmers Exchange Capital	7.050%	7/15/28	25,000	25,813
	Fifth Third Bancorp	4.055%	4/25/28	15,040	14,122
	Fifth Third Bancorp	4.337%	4/25/33	40,175	36,569
[5]	Five Corners Funding Trust	4.419%	11/15/23	5,935	5,883
[5]	Five Corners Funding Trust II	2.850%	5/15/30	30,000	25,406
[5]	GA Global Funding Trust	1.000%	4/8/24	21,750	20,327
	Globe Life Inc.	7.875%	5/15/23	45,000	45,443
	Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	35,256
	Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	17,059
[2]	Goldman Sachs Group Inc.	3.272%	9/29/25	46,260	44,549
	Goldman Sachs Group Inc.	3.850%	1/26/27	17,980	17,284
	Goldman Sachs Group Inc.	1.431%	3/9/27	60,000	52,767
	Goldman Sachs Group Inc.	1.542%	9/10/27	97,685	84,418
[2]	Goldman Sachs Group Inc.	3.691%	6/5/28	20,055	18,767
[2]	Goldman Sachs Group Inc.	3.814%	4/23/29	23,795	21,903
[2]	Goldman Sachs Group Inc.	4.223%	5/1/29	67,740	63,588
	Goldman Sachs Group Inc.	3.800%	3/15/30	23,040	20,966
	Goldman Sachs Group Inc.	1.992%	1/27/32	30,600	23,649
	Goldman Sachs Group Inc.	2.615%	4/22/32	88,125	71,191
	Goldman Sachs Group Inc.	2.383%	7/21/32	67,160	53,121
	Goldman Sachs Group Inc.	2.650%	10/21/32	14,050	11,276
	Goldman Sachs Group Inc.	3.102%	2/24/33	58,620	48,689
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	47,656
	Goldman Sachs Group Inc.	6.250%	2/1/41	20,135	21,675
[2]	Goldman Sachs Group Inc.	4.800%	7/8/44	25,675	23,703
[5]	Guardian Life Global Funding	1.250%	5/13/26	6,735	5,959
	HSBC Holdings plc	3.600%	5/25/23	60,200	59,847
	HSBC Holdings plc	0.976%	5/24/25	10,150	9,344
	HSBC Holdings plc	1.589%	5/24/27	25,850	22,158
	HSBC Holdings plc	2.251%	11/22/27	74,610	64,346
[2]	HSBC Holdings plc	4.041%	3/13/28	21,805	20,007
	HSBC Holdings plc	7.390%	11/3/28	36,196	37,962
[2]	HSBC Holdings plc	4.583%	6/19/29	40,480	37,231
19

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	2.206%	8/17/29	53,960	43,590
[2]	HSBC Holdings plc	2.357%	8/18/31	54,320	41,568
	HSBC Holdings plc	2.804%	5/24/32	50,910	39,426
	HSBC Holdings plc	2.871%	11/22/32	52,995	40,466
	HSBC Holdings plc	6.500%	5/2/36	25,000	25,149
	HSBC Holdings plc	6.100%	1/14/42	40,665	41,948
	HSBC Holdings plc	5.250%	3/14/44	13,210	11,576
[6]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	5.674%	5/18/24	26,340	26,147
	Huntington National Bank	4.552%	5/17/28	11,240	10,930
	ING Groep NV	3.950%	3/29/27	44,565	42,268
	ING Groep NV	1.726%	4/1/27	16,075	14,164
	Intercontinental Exchange Inc.	4.350%	6/15/29	8,575	8,461
	Intercontinental Exchange Inc.	1.850%	9/15/32	26,030	20,002
	Intercontinental Exchange Inc.	4.600%	3/15/33	38,595	37,491
	Intercontinental Exchange Inc.	2.650%	9/15/40	5,860	4,188
	Intercontinental Exchange Inc.	3.000%	6/15/50	55,205	38,581
	Intercontinental Exchange Inc.	4.950%	6/15/52	74,200	71,565
[5]	JAB Holdings BV	2.200%	11/23/30	9,385	7,101
[5]	JAB Holdings BV	3.750%	5/28/51	19,275	11,372
[5]	JAB Holdings BV	4.500%	4/8/52	31,940	21,597
[5]	Jackson National Life Global Funding	3.250%	1/30/24	24,070	23,460
[5]	Jackson National Life Global Funding	1.750%	1/12/25	18,915	17,544
[5]	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	20,481
	JPMorgan Chase & Co.	3.375%	5/1/23	15,450	15,356
	JPMorgan Chase & Co.	3.875%	2/1/24	39,000	38,637
	JPMorgan Chase & Co.	3.900%	7/15/25	13,870	13,672
	JPMorgan Chase & Co.	2.069%	6/1/29	42,085	35,423
[2]	JPMorgan Chase & Co.	4.452%	12/5/29	64,735	61,523
[2]	JPMorgan Chase & Co.	3.702%	5/6/30	16,000	14,547
	JPMorgan Chase & Co.	2.580%	4/22/32	58,675	47,667
	JPMorgan Chase & Co.	4.586%	4/26/33	30,000	28,231
	JPMorgan Chase & Co.	4.912%	7/25/33	49,530	47,797
	JPMorgan Chase & Co.	5.717%	9/14/33	10,140	9,996
[2]	JPMorgan Chase & Co.	3.109%	4/22/41	19,440	14,545
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	98,616
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	18,237
	JPMorgan Chase & Co.	3.157%	4/22/42	50,000	37,157
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	16,437
	JPMorgan Chase & Co.	4.950%	6/1/45	15,000	13,896
[2]	JPMorgan Chase & Co.	3.964%	11/15/48	159,600	129,171
[2]	JPMorgan Chase & Co.	3.109%	4/22/51	19,885	13,768
[5]	Liberty Mutual Group Inc.	4.250%	6/15/23	3,160	3,131
[5]	Liberty Mutual Group Inc.	4.569%	2/1/29	14,170	13,238
[5]	Liberty Mutual Group Inc.	5.500%	6/15/52	26,870	24,160
[5]	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	33,118
[5]	LSEGA Financing plc	1.375%	4/6/26	56,790	50,287
[5]	LSEGA Financing plc	2.000%	4/6/28	24,615	21,108
[5]	LSEGA Financing plc	2.500%	4/6/31	44,330	37,310
[5]	Macquarie Group Ltd.	4.150%	3/27/24	49,500	49,225
[5]	Macquarie Group Ltd.	1.935%	4/14/28	42,835	36,042
[5]	Macquarie Group Ltd.	2.871%	1/14/33	59,895	46,052
[2]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	23,646
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	23,405	22,845
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	10,915	10,209
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	20,255	13,313
[5]	Massachusetts Mutual Life Insurance Co.	3.200%	12/1/61	30,000	18,611
	MetLife Inc.	3.600%	4/10/24	35,035	34,370
20

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	MetLife Inc.	4.125%	8/13/42	15,565	13,428
	MetLife Inc.	4.875%	11/13/43	17,000	16,037
	MetLife Inc.	5.000%	7/15/52	15,634	15,119
[5]	Metropolitan Life Global Funding I	3.450%	12/18/26	23,660	22,272
[5]	Metropolitan Life Global Funding I	4.400%	6/30/27	9,910	9,698
[5]	Metropolitan Life Global Funding I	3.000%	9/19/27	21,455	19,651
[5]	Metropolitan Life Global Funding I	4.300%	8/25/29	15,345	14,625
[5]	Metropolitan Life Global Funding I	2.400%	1/11/32	53,825	43,765
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	31,915	31,324
[2]	Morgan Stanley	3.875%	4/29/24	97,010	95,448
[2]	Morgan Stanley	3.700%	10/23/24	29,050	28,432
	Morgan Stanley	0.790%	5/30/25	42,545	39,404
[2]	Morgan Stanley	2.720%	7/22/25	53,860	51,361
[2]	Morgan Stanley	4.000%	7/23/25	29,455	28,852
	Morgan Stanley	2.630%	2/18/26	61,765	58,097
[2]	Morgan Stanley	3.125%	7/27/26	11,435	10,731
[2]	Morgan Stanley	6.250%	8/9/26	20,000	21,207
	Morgan Stanley	3.625%	1/20/27	60,000	57,060
[2]	Morgan Stanley	3.772%	1/24/29	56,905	52,514
[2]	Morgan Stanley	2.699%	1/22/31	74,290	62,400
[2]	Morgan Stanley	1.928%	4/28/32	50,000	38,316
[2]	Morgan Stanley	2.239%	7/21/32	81,175	63,310
[2]	Morgan Stanley	2.511%	10/20/32	36,580	29,094
	Morgan Stanley	2.943%	1/21/33	31,555	25,861
	Morgan Stanley	2.484%	9/16/36	43,080	31,962
	Morgan Stanley	4.300%	1/27/45	18,360	15,897
	Nasdaq Inc.	3.950%	3/7/52	18,120	14,273
	National Australia Bank Ltd.	3.905%	6/9/27	33,500	32,392
[5]	National Australia Bank Ltd.	2.332%	8/21/30	75,550	57,552
[5]	National Australia Bank Ltd.	2.990%	5/21/31	62,492	48,975
[5]	National Australia Bank Ltd.	3.347%	1/12/37	38,825	29,359
[5]	National Securities Clearing Corp.	5.100%	11/21/27	52,090	52,929
[5]	Nationwide Financial Services Inc.	3.900%	11/30/49	48,905	34,927
[5]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	41,675	31,693
	NatWest Group plc	1.642%	6/14/27	29,040	24,944
[5]	NatWest Markets plc	0.800%	8/12/24	22,050	20,374
[5]	NBK SPC Ltd.	1.625%	9/15/27	67,900	59,524
[5]	New York Life Global Funding	2.900%	1/17/24	29,050	28,403
[5]	New York Life Insurance Co.	5.875%	5/15/33	55,395	57,503
[5]	New York Life Insurance Co.	3.750%	5/15/50	9,245	7,168
[5]	New York Life Insurance Co.	4.450%	5/15/69	15,270	12,737
[5]	Nordea Bank Abp	1.500%	9/30/26	65,800	56,948
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	30,684	23,897
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	9,324	6,567
[5]	Pacific Life Global Funding II	1.375%	4/14/26	27,085	24,031
[5]	Pacific LifeCorp	5.400%	9/15/52	18,030	17,278
[5]	Penske Truck Leasing Co. LP	3.450%	7/1/24	16,420	15,845
[5]	Penske Truck Leasing Co. LP	2.700%	11/1/24	10,220	9,638
[5]	Penske Truck Leasing Co. LP	3.950%	3/10/25	52,010	50,079
[5]	Penske Truck Leasing Co. LP	4.450%	1/29/26	16,450	15,909
[5]	Penske Truck Leasing Co. LP	5.875%	11/15/27	45,805	46,226
[2]	PNC Bank NA	3.300%	10/30/24	18,195	17,684
[2]	PNC Bank NA	4.200%	11/1/25	16,650	16,319
[2]	PNC Bank NA	3.100%	10/25/27	41,975	39,436
[2]	PNC Bank NA	3.250%	1/22/28	60,465	56,446
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	41,026
	PNC Financial Services Group Inc.	2.550%	1/22/30	54,405	46,243
	PNC Financial Services Group Inc.	6.037%	10/28/33	3,550	3,730
21

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Principal Life Global Funding II	2.500%	9/16/29	25,000	21,173
[5]	Protective Life Global Funding	4.714%	7/6/27	18,335	17,915
[5]	RGA Global Funding	2.700%	1/18/29	14,330	12,277
	Santander Holdings USA Inc.	3.400%	1/18/23	20,375	20,341
[5]	Standard Chartered plc	1.214%	3/23/25	6,465	6,045
[5]	Sumitomo Mitsui Trust Bank Ltd.	0.850%	3/25/24	58,195	54,898
[5]	Svenska Handelsbanken AB	1.418%	6/11/27	62,395	54,824
[5]	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	32,380	30,021
[5]	Teachers Insurance & Annuity Association of America	4.270%	5/15/47	42,390	35,755
	Toronto-Dominion Bank	4.456%	6/8/32	13,271	12,707
[2]	Truist Bank	3.300%	5/15/26	12,895	12,099
[2]	Truist Financial Corp.	2.200%	3/16/23	31,045	30,814
[2]	Truist Financial Corp.	3.700%	6/5/25	49,000	47,702
[2]	Truist Financial Corp.	1.950%	6/5/30	22,005	17,943
[5]	UBS AG	1.250%	6/1/26	36,125	31,643
[5]	UBS Group AG	1.494%	8/10/27	40,005	34,405
[5]	UBS Group AG	3.126%	8/13/30	16,000	13,641
[5]	UBS Group AG	2.095%	2/11/32	23,650	17,928
[5]	UBS Group AG	2.746%	2/11/33	37,160	29,042
[5]	UBS Group AG	3.179%	2/11/43	36,770	24,636
[5]	UniCredit SpA	1.982%	6/3/27	35,165	29,763
[5]	UniCredit SpA	3.127%	6/3/32	38,145	28,914
[2]	US Bancorp	3.700%	1/30/24	52,500	51,884
[2]	US Bancorp	2.677%	1/27/33	65,020	53,793
	US Bancorp	4.967%	7/22/33	27,955	26,636
	US Bancorp	2.491%	11/3/36	64,150	49,733
	Wells Fargo & Co.	4.480%	1/16/24	46,156	45,940
[2]	Wells Fargo & Co.	3.750%	1/24/24	50,755	50,069
[2]	Wells Fargo & Co.	3.550%	9/29/25	32,170	31,168
	Wells Fargo & Co.	3.000%	4/22/26	39,405	37,053
[2]	Wells Fargo & Co.	3.196%	6/17/27	60,555	56,375
[2]	Wells Fargo & Co.	3.526%	3/24/28	19,500	18,119
[2]	Wells Fargo & Co.	2.879%	10/30/30	15,000	12,914
[2]	Wells Fargo & Co.	2.572%	2/11/31	76,020	63,733
[2]	Wells Fargo & Co.	3.350%	3/2/33	7,970	6,815
[2]	Wells Fargo & Co.	4.897%	7/25/33	100,785	97,112
	Wells Fargo & Co.	5.606%	1/15/44	71,831	70,270
[2]	Wells Fargo & Co.	4.650%	11/4/44	10,315	8,979
[2]	Wells Fargo & Co.	4.900%	11/17/45	19,160	16,908
[2]	Wells Fargo & Co.	4.400%	6/14/46	73,300	60,029
[2]	Wells Fargo & Co.	4.750%	12/7/46	23,150	19,874
[2]	Wells Fargo & Co.	4.611%	4/25/53	84,025	74,626
					9,464,500
Health Care (2.2%)
	AbbVie Inc.	3.800%	3/15/25	15,725	15,397
	AbbVie Inc.	4.300%	5/14/36	5,120	4,745
	AbbVie Inc.	4.050%	11/21/39	3,550	3,102
[2]	AdventHealth Obligated Group	2.795%	11/15/51	30,030	19,321
[2]	Advocate Health & Hospitals Corp.	2.211%	6/15/30	7,210	5,971
[2]	Advocate Health & Hospitals Corp.	3.008%	6/15/50	8,980	6,082
	Aetna Inc.	2.800%	6/15/23	25,660	25,341
[5]	Alcon Finance Corp.	2.750%	9/23/26	5,830	5,359
[5]	Alcon Finance Corp.	2.600%	5/27/30	5,665	4,786
[4,5]	Alcon Finance Corp.	5.375%	12/6/32	8,550	8,613
[5]	Alcon Finance Corp.	3.800%	9/23/49	22,830	17,288
[4,5]	Alcon Finance Corp.	5.750%	12/6/52	3,290	3,332
22

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AmerisourceBergen Corp.	0.737%	3/15/23	24,926	24,615
[2]	Ascension Health	2.532%	11/15/29	22,515	19,503
[2]	Ascension Health	4.847%	11/15/53	23,970	22,971
	AstraZeneca plc	4.000%	1/17/29	47,000	45,680
	AstraZeneca plc	6.450%	9/15/37	23,385	26,662
	Banner Health	2.907%	1/1/42	29,965	21,922
	Baxter International Inc.	2.272%	12/1/28	27,495	23,761
	Baxter International Inc.	1.730%	4/1/31	18,239	14,063
[5]	Bayer US Finance II LLC	4.250%	12/15/25	46,665	45,256
[5]	Bayer US Finance LLC	3.375%	10/8/24	33,220	32,136
[2]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	8,555	5,472
[2]	Bon Secours Mercy Health Inc.	4.302%	7/1/28	20,339	19,666
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	17,085	15,425
[2]	Bon Secours Mercy Health Inc.	2.095%	6/1/31	11,305	8,958
	Bristol-Myers Squibb Co.	2.750%	2/15/23	4,553	4,535
	Bristol-Myers Squibb Co.	3.400%	7/26/29	9,588	8,982
	Bristol-Myers Squibb Co.	2.950%	3/15/32	3,970	3,521
	Bristol-Myers Squibb Co.	4.125%	6/15/39	17,720	16,134
	Bristol-Myers Squibb Co.	3.550%	3/15/42	41,245	34,391
	Bristol-Myers Squibb Co.	4.550%	2/20/48	5,703	5,284
	Bristol-Myers Squibb Co.	4.250%	10/26/49	20,963	18,662
	Bristol-Myers Squibb Co.	3.700%	3/15/52	17,175	13,974
[2]	Cedars-Sinai Health System	2.288%	8/15/31	43,795	35,577
[2]	Children's Hospital Corp.	2.585%	2/1/50	5,460	3,392
[2]	Cigna Corp.	3.250%	4/15/25	31,655	30,626
	Cigna Corp.	4.375%	10/15/28	18,600	18,135
	CommonSpirit Health	4.200%	8/1/23	9,885	9,824
	CommonSpirit Health	2.760%	10/1/24	29,395	28,137
	CommonSpirit Health	3.347%	10/1/29	36,655	32,076
	CommonSpirit Health	2.782%	10/1/30	21,827	17,587
[2]	CommonSpirit Health	4.350%	11/1/42	28,315	23,683
	CommonSpirit Health	4.187%	10/1/49	51,788	39,875
	CommonSpirit Health	3.910%	10/1/50	4,370	3,200
[2]	Cottage Health Obligated Group	3.304%	11/1/49	9,875	7,090
[5]	CSL Finance plc	4.250%	4/27/32	31,340	29,814
[5]	CSL Finance plc	4.750%	4/27/52	3,605	3,283
	CVS Health Corp.	4.300%	3/25/28	953	926
	CVS Health Corp.	1.750%	8/21/30	4,940	3,940
	CVS Health Corp.	4.875%	7/20/35	6,900	6,619
	CVS Health Corp.	4.125%	4/1/40	11,570	9,753
	Dignity Health	3.812%	11/1/24	20,780	20,267
	Elevance Health Inc.	3.300%	1/15/23	42,468	42,385
	Elevance Health Inc.	3.650%	12/1/27	26,975	25,668
	Elevance Health Inc.	4.101%	3/1/28	15,910	15,390
	Elevance Health Inc.	2.550%	3/15/31	35,565	30,044
	Elevance Health Inc.	5.500%	10/15/32	17,525	18,104
	Elevance Health Inc.	4.650%	8/15/44	2,876	2,613
	Elevance Health Inc.	6.100%	10/15/52	4,640	5,056
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	26,474
	Gilead Sciences Inc.	3.500%	2/1/25	22,335	21,812
	Gilead Sciences Inc.	2.600%	10/1/40	20,000	14,329
	Gilead Sciences Inc.	4.500%	2/1/45	13,465	12,185
	Gilead Sciences Inc.	4.150%	3/1/47	14,930	12,625
	Gilead Sciences Inc.	2.800%	10/1/50	48,610	32,141
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	47,052
[5]	HCA Inc.	3.625%	3/15/32	10,560	9,042
[2]	Indiana University Health Inc. Obligated Group	2.852%	11/1/51	12,370	8,055
23

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Inova Health System Foundation	4.068%	5/15/52	20,740	17,402
	Kaiser Foundation Hospitals	3.150%	5/1/27	14,823	13,975
[2]	Kaiser Foundation Hospitals	2.810%	6/1/41	37,455	27,521
	Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	13,714
[2]	Kaiser Foundation Hospitals	3.002%	6/1/51	36,720	25,417
[2]	Mass General Brigham Inc.	3.192%	7/1/49	12,361	8,790
[2]	Mass General Brigham Inc.	3.342%	7/1/60	32,045	21,465
[2]	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	18,985	12,732
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	12,320	10,383
[2]	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	5,910	4,914
	Merck & Co. Inc.	3.400%	3/7/29	49,240	46,404
	Merck & Co. Inc.	4.150%	5/18/43	22,090	20,122
	Merck & Co. Inc.	4.000%	3/7/49	52,385	46,290
	Novartis Capital Corp.	3.400%	5/6/24	16,695	16,436
	Novartis Capital Corp.	4.400%	5/6/44	25,896	24,637
	OhioHealth Corp.	2.297%	11/15/31	26,665	21,560
	OhioHealth Corp.	2.834%	11/15/41	16,515	11,930
	Pfizer Inc.	3.450%	3/15/29	70,335	66,691
	Pfizer Inc.	1.700%	5/28/30	6,065	5,041
	Pfizer Inc.	4.100%	9/15/38	53,995	50,062
	Pfizer Inc.	2.550%	5/28/40	7,535	5,619
[2]	Piedmont Healthcare Inc.	2.044%	1/1/32	8,825	6,926
[2]	Piedmont Healthcare Inc.	2.719%	1/1/42	8,830	6,092
	Piedmont Healthcare Inc.	2.864%	1/1/52	11,725	7,430
[2]	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	17,470	14,767
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	11,805	9,245
[2]	Providence St. Joseph Health Obligated Group	2.700%	10/1/51	39,905	23,841
[5]	Roche Holdings Inc.	2.607%	12/13/51	8,330	5,591
	Royalty Pharma plc	3.550%	9/2/50	9,555	6,394
[2]	Rush Obligated Group	3.922%	11/15/29	11,880	10,852
[2]	SSM Health Care Corp.	3.823%	6/1/27	34,910	33,184
[2]	Sutter Health	2.294%	8/15/30	18,345	15,128
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	30,355	25,044
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	18,255	13,727
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	8,965	7,675
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	19,335	15,890
	Thermo Fisher Scientific Inc.	4.950%	11/21/32	24,125	24,724
	Toledo Hospital	5.750%	11/15/38	18,440	17,301
	UnitedHealth Group Inc.	3.100%	3/15/26	15,350	14,701
	UnitedHealth Group Inc.	3.850%	6/15/28	34,565	33,368
	UnitedHealth Group Inc.	2.000%	5/15/30	7,515	6,273
	UnitedHealth Group Inc.	2.300%	5/15/31	14,960	12,527
	UnitedHealth Group Inc.	4.200%	5/15/32	23,545	22,721
	UnitedHealth Group Inc.	4.625%	7/15/35	9,595	9,404
	UnitedHealth Group Inc.	3.500%	8/15/39	7,480	6,207
	UnitedHealth Group Inc.	2.750%	5/15/40	8,505	6,331
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	60,670
	UnitedHealth Group Inc.	4.750%	7/15/45	24,520	23,376
	UnitedHealth Group Inc.	4.200%	1/15/47	8,620	7,512
	UnitedHealth Group Inc.	3.750%	10/15/47	4,985	4,064
	UnitedHealth Group Inc.	4.250%	6/15/48	22,215	19,502
	UnitedHealth Group Inc.	4.450%	12/15/48	4,970	4,500
	UnitedHealth Group Inc.	3.700%	8/15/49	23,160	18,604
	UnitedHealth Group Inc.	2.900%	5/15/50	55,870	38,774
	UnitedHealth Group Inc.	3.250%	5/15/51	40,050	29,548
	UnitedHealth Group Inc.	4.750%	5/15/52	7,175	6,785
24

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	5.875%	2/15/53	27,965	30,895
	UnitedHealth Group Inc.	3.875%	8/15/59	19,125	15,359
	UnitedHealth Group Inc.	3.125%	5/15/60	33,830	23,559
	Wyeth LLC	5.950%	4/1/37	25,000	27,420
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	29,499
					2,364,204
Industrials (1.0%)
[5]	Ashtead Capital Inc.	2.450%	8/12/31	17,915	13,916
[5]	BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	10,617
[5]	BAE Systems plc	3.400%	4/15/30	7,335	6,554
	Boeing Co.	1.433%	2/4/24	15,490	14,779
	Boeing Co.	2.700%	2/1/27	17,155	15,516
	Boeing Co.	3.625%	2/1/31	24,800	21,871
	Boeing Co.	8.625%	11/15/31	9,460	10,957
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	21,275
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	20,776
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	6,000	5,582
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	13,365	11,701
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	2,715	2,334
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	9,950	7,118
	Burlington Northern Santa Fe LLC	3.300%	9/15/51	20,000	15,029
	Burlington Northern Santa Fe LLC	2.875%	6/15/52	17,935	12,505
	Burlington Northern Santa Fe LLC	4.450%	1/15/53	6,765	6,193
	Canadian National Railway Co.	2.450%	5/1/50	6,870	4,410
	Canadian Pacific Railway Co.	2.450%	12/2/31	8,735	7,294
	Canadian Pacific Railway Co.	3.100%	12/2/51	31,340	22,024
	Carrier Global Corp.	2.722%	2/15/30	15,418	13,160
	Caterpillar Inc.	3.400%	5/15/24	14,200	13,974
	CSX Corp.	3.350%	9/15/49	5,535	4,092
[5]	Daimler Trucks Finance North America LLC	3.650%	4/7/27	17,489	16,263
	Deere & Co.	7.125%	3/3/31	17,500	20,454
	Eaton Corp.	4.150%	3/15/33	25,860	24,414
	Eaton Corp.	4.700%	8/23/52	5,205	4,853
[5]	ERAC USA Finance LLC	5.625%	3/15/42	21,787	20,735
	Honeywell International Inc.	5.000%	2/15/33	81,464	83,968
	Illinois Tool Works Inc.	3.500%	3/1/24	52,955	52,311
[2]	John Deere Capital Corp.	3.450%	3/13/25	43,145	42,183
[2]	Kansas City Southern	4.950%	8/15/45	16,985	15,549
	Lockheed Martin Corp.	1.850%	6/15/30	1,700	1,406
	Lockheed Martin Corp.	5.250%	1/15/33	42,925	44,743
	Lockheed Martin Corp.	4.500%	5/15/36	8,015	7,727
	Lockheed Martin Corp.	4.700%	5/15/46	14,370	13,723
	Lockheed Martin Corp.	4.090%	9/15/52	5,500	4,750
	Lockheed Martin Corp.	5.700%	11/15/54	41,810	45,438
	Raytheon Technologies Corp.	4.125%	11/16/28	16,675	16,155
	Raytheon Technologies Corp.	4.450%	11/16/38	9,325	8,590
[5]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	61,400	60,061
[5]	Siemens Financieringsmaatschappij NV	1.700%	3/11/28	20,360	17,494
[5]	Siemens Financieringsmaatschappij NV	2.150%	3/11/31	35,655	29,388
[5]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	31,239
	Teledyne Technologies Inc.	2.250%	4/1/28	37,435	32,383
	Teledyne Technologies Inc.	2.750%	4/1/31	41,220	34,000
	Union Pacific Corp.	3.700%	3/1/29	17,470	16,689
	Union Pacific Corp.	2.800%	2/14/32	4,025	3,512
	Union Pacific Corp.	3.375%	2/14/42	18,180	14,800
	Union Pacific Corp.	3.250%	2/5/50	5,565	4,152
	Union Pacific Corp.	3.799%	10/1/51	38,061	31,364
	Union Pacific Corp.	3.500%	2/14/53	65,235	50,737
25

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Union Pacific Corp.	3.839%	3/20/60	29,365	23,264
	Union Pacific Corp.	2.973%	9/16/62	22,015	14,604
	Union Pacific Corp.	3.750%	2/5/70	13,510	10,091
[2]	United Airlines Pass-Through Trust Class B Series 2018-1	4.600%	3/1/26	4,923	4,434
					1,063,151
Real Estate (0.4%)
	American Tower Corp.	5.000%	2/15/24	2,770	2,767
	American Tower Corp.	4.400%	2/15/26	7,315	7,147
	American Tower Corp.	3.800%	8/15/29	33,804	30,946
	Boston Properties LP	3.125%	9/1/23	13,275	13,046
	Boston Properties LP	3.800%	2/1/24	1,750	1,716
	Crown Castle Inc.	3.650%	9/1/27	10,215	9,550
	Crown Castle Inc.	3.800%	2/15/28	8,435	7,882
	Crown Castle Inc.	2.100%	4/1/31	45,000	35,720
	CubeSmart LP	2.250%	12/15/28	12,135	10,046
	Healthpeak Properties Inc.	2.125%	12/1/28	30,395	25,737
	Healthpeak Properties Inc.	3.000%	1/15/30	31,475	27,161
	Realty Income Corp.	3.400%	1/15/28	5,900	5,459
	Realty Income Corp.	2.200%	6/15/28	24,400	21,003
	Realty Income Corp.	3.250%	1/15/31	12,940	11,328
	Realty Income Corp.	2.850%	12/15/32	16,610	13,732
[5]	SBA Tower Trust	3.448%	3/15/23	23,770	23,656
[5]	SBA Tower Trust	2.836%	1/15/25	25,075	23,330
[5]	SBA Tower Trust	1.884%	1/15/26	8,960	7,850
[5]	SBA Tower Trust	1.631%	11/15/26	34,975	29,868
[5]	SBA Tower Trust	1.840%	4/15/27	54,190	45,409
[5]	SBA Tower Trust	2.593%	10/15/31	51,750	40,764
[5]	Scentre Group Trust 1	4.375%	5/28/30	19,110	17,122
	Simon Property Group LP	3.750%	2/1/24	3,265	3,217
	Simon Property Group LP	3.375%	10/1/24	10,055	9,779
	Simon Property Group LP	2.450%	9/13/29	19,865	16,696
					440,931
Technology (1.7%)
	Apple Inc.	3.000%	2/9/24	22,535	22,138
	Apple Inc.	3.450%	5/6/24	39,950	39,349
	Apple Inc.	2.850%	5/11/24	44,990	43,941
	Apple Inc.	3.250%	2/23/26	37,631	36,432
	Apple Inc.	2.450%	8/4/26	43,466	40,749
	Apple Inc.	3.350%	2/9/27	55,925	54,120
	Apple Inc.	3.200%	5/11/27	39,185	37,634
	Apple Inc.	2.900%	9/12/27	55,355	52,360
	Apple Inc.	3.850%	5/4/43	17,000	15,184
	Apple Inc.	4.450%	5/6/44	5,075	4,968
	Apple Inc.	3.850%	8/4/46	36,890	32,172
	Apple Inc.	2.650%	5/11/50	17,660	12,201
	Apple Inc.	2.550%	8/20/60	48,290	31,222
	Broadcom Corp.	3.875%	1/15/27	11,385	10,787
	Broadcom Inc.	4.110%	9/15/28	37,859	35,422
	Broadcom Inc.	4.150%	11/15/30	24,480	22,016
[5]	Broadcom Inc.	2.600%	2/15/33	24,680	18,640
	Cisco Systems Inc.	2.500%	9/20/26	15,676	14,858
	Intel Corp.	2.875%	5/11/24	29,395	28,702
	Intel Corp.	2.000%	8/12/31	3,635	2,927
	Intel Corp.	4.150%	8/5/32	14,568	13,766
	Intel Corp.	4.100%	5/19/46	51,605	42,914
	Intel Corp.	4.100%	5/11/47	21,904	18,076
	Intel Corp.	3.734%	12/8/47	8,096	6,256
26

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intel Corp.	3.250%	11/15/49	19,400	13,622
	Intel Corp.	4.750%	3/25/50	15,688	14,116
	Intel Corp.	3.050%	8/12/51	43,925	29,604
	Intel Corp.	4.900%	8/5/52	114,375	104,177
	International Business Machines Corp.	3.625%	2/12/24	35,000	34,515
	International Business Machines Corp.	3.000%	5/15/24	86,100	83,964
	International Business Machines Corp.	3.300%	5/15/26	155,985	148,948
	International Business Machines Corp.	3.500%	5/15/29	103,700	96,574
	International Business Machines Corp.	5.875%	11/29/32	20,240	21,863
	Microsoft Corp.	3.125%	11/3/25	17,700	17,227
	Microsoft Corp.	3.500%	2/12/35	23,520	21,884
	Microsoft Corp.	3.450%	8/8/36	31,097	28,445
	Microsoft Corp.	2.525%	6/1/50	122,844	84,788
	Microsoft Corp.	2.921%	3/17/52	123,829	91,933
	Oracle Corp.	2.950%	11/15/24	79,830	76,824
	Oracle Corp.	1.650%	3/25/26	17,300	15,529
	Oracle Corp.	3.250%	11/15/27	57,075	52,589
	QUALCOMM Inc.	1.300%	5/20/28	27,474	23,411
	QUALCOMM Inc.	2.150%	5/20/30	29,475	25,125
	QUALCOMM Inc.	1.650%	5/20/32	41,155	32,146
	QUALCOMM Inc.	4.250%	5/20/32	8,865	8,629
	QUALCOMM Inc.	4.500%	5/20/52	20,340	18,176
[5]	S&P Global Inc.	2.700%	3/1/29	15,055	13,405
[5]	S&P Global Inc.	2.900%	3/1/32	7,355	6,346
[5]	S&P Global Inc.	3.700%	3/1/52	46,560	37,457
					1,738,131
Utilities (3.1%)
[2]	AEP Texas Inc.	4.150%	5/1/49	5,065	3,968
[2]	AEP Texas Inc.	3.450%	1/15/50	16,810	11,969
[2]	AEP Transmission Co. LLC	4.500%	6/15/52	9,195	8,232
	Alabama Power Co.	5.700%	2/15/33	15,000	15,475
	Alabama Power Co.	3.750%	3/1/45	24,430	19,215
[2]	Alabama Power Co.	4.300%	7/15/48	28,015	23,764
	Ameren Illinois Co.	3.800%	5/15/28	22,215	21,261
	Ameren Illinois Co.	6.125%	12/15/28	54,000	55,062
	Ameren Illinois Co.	3.700%	12/1/47	5,045	4,060
	American Water Capital Corp.	2.950%	9/1/27	9,975	9,251
	American Water Capital Corp.	4.450%	6/1/32	22,115	21,353
	American Water Capital Corp.	3.750%	9/1/47	1,435	1,133
	American Water Capital Corp.	4.200%	9/1/48	30,403	25,823
	American Water Capital Corp.	4.150%	6/1/49	850	715
	American Water Capital Corp.	3.450%	5/1/50	2,280	1,698
	Arizona Public Service Co.	3.350%	5/15/50	11,220	7,580
	Baltimore Gas & Electric Co.	4.250%	9/15/48	5,000	4,277
	Baltimore Gas & Electric Co.	2.900%	6/15/50	6,549	4,470
	Baltimore Gas & Electric Co.	4.550%	6/1/52	2,510	2,274
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	41,185	43,979
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	830	871
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,715	10,290
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	15,865	13,496
[5]	Berkshire Hathaway Energy Co.	4.600%	5/1/53	62,750	56,865
[5]	Boston Gas Co.	3.150%	8/1/27	5,385	4,868
[5]	Boston Gas Co.	3.001%	8/1/29	5,970	5,113
[5]	Boston Gas Co.	3.757%	3/16/32	4,225	3,742
[5]	Brooklyn Union Gas Co.	3.407%	3/10/26	2,685	2,524
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	61,265	46,409
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	8,068	7,722
	Cleco Corporate Holdings LLC	3.375%	9/15/29	9,180	7,784
27

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Cleco Securitization I LLC	4.646%	9/1/42	27,070	24,816
	Commonwealth Edison Co.	4.350%	11/15/45	13,610	11,788
	Commonwealth Edison Co.	3.650%	6/15/46	6,365	4,936
[2]	Commonwealth Edison Co.	3.750%	8/15/47	10,000	7,932
	Commonwealth Edison Co.	4.000%	3/1/48	17,455	14,613
[2]	Commonwealth Edison Co.	3.850%	3/15/52	6,380	5,172
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	32,017
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,729	2,181
[2]	Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	4,105	3,355
[2]	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,690	1,380
	Consolidated Edison Co. of New York Inc.	3.200%	12/1/51	27,865	19,741
	Consolidated Edison Co. of New York Inc.	6.150%	11/15/52	21,575	23,753
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	72,625	62,887
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	32,349	27,363
	Consumers Energy Co.	4.200%	9/1/52	19,310	16,794
	Delmarva Power & Light Co.	3.500%	11/15/23	11,816	11,639
[5]	Dominion Energy Inc.	2.450%	1/15/23	111,320	110,705
[2]	Dominion Energy Inc.	5.250%	8/1/33	5,706	5,633
[2]	Dominion Energy Inc.	4.600%	3/15/49	27,385	23,580
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,886	5,429
	Dominion Energy South Carolina Inc.	5.800%	1/15/33	9,000	9,276
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,438	1,466
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	44,155	46,975
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	2,945	2,930
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	7,251	6,500
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	29,850	28,229
	Duke Energy Carolinas LLC	6.100%	6/1/37	3,404	3,569
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	4,238
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,085	13,301
	Duke Energy Corp.	2.650%	9/1/26	11,775	10,951
	Duke Energy Corp.	3.400%	6/15/29	12,030	10,934
	Duke Energy Corp.	4.500%	8/15/32	24,805	23,550
	Duke Energy Corp.	3.300%	6/15/41	31,380	23,293
	Duke Energy Corp.	4.800%	12/15/45	44,700	39,612
	Duke Energy Corp.	3.750%	9/1/46	9,940	7,490
	Duke Energy Corp.	4.200%	6/15/49	25,820	20,696
	Duke Energy Corp.	3.500%	6/15/51	34,035	24,391
	Duke Energy Corp.	5.000%	8/15/52	30,610	27,849
	Duke Energy Florida LLC	6.350%	9/15/37	8,000	8,715
	Duke Energy Florida LLC	6.400%	6/15/38	27,055	30,117
	Duke Energy Florida LLC	5.950%	11/15/52	11,250	12,332
	Duke Energy Progress LLC	3.400%	4/1/32	15,845	14,156
	Duke Energy Progress LLC	6.300%	4/1/38	14,705	15,916
	Duke Energy Progress LLC	4.100%	3/15/43	615	522
	Duke Energy Progress LLC	4.200%	8/15/45	40,400	34,271
	Duke Energy Progress LLC	2.500%	8/15/50	2,475	1,523
	Duke Energy Progress LLC	2.900%	8/15/51	2,450	1,638
	Duke Energy Progress LLC	4.000%	4/1/52	4,185	3,436
[2]	Duke Energy Progress NC Storm Funding LLC	2.387%	7/1/37	34,870	28,223
[5]	East Ohio Gas Co.	2.000%	6/15/30	8,960	7,123
[5]	East Ohio Gas Co.	3.000%	6/15/50	13,050	8,563
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	21,445	21,179
	Emera US Finance LP	3.550%	6/15/26	25,624	24,082
[5]	Enel Finance International NV	5.000%	6/15/32	28,910	26,222
	Entergy Louisiana LLC	3.120%	9/1/27	14,935	13,877
	Evergy Inc.	2.450%	9/15/24	10,420	9,897
	Evergy Kansas Central Inc.	3.250%	9/1/49	9,000	6,354
28

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Evergy Metro Inc.	2.250%	6/1/30	5,680	4,726
	Evergy Metro Inc.	4.200%	3/15/48	3,419	2,791
[2]	Eversource Energy	2.900%	10/1/24	17,450	16,781
[2]	Eversource Energy	3.150%	1/15/25	5,025	4,830
[2]	Eversource Energy	3.300%	1/15/28	14,410	13,297
	Eversource Energy	3.375%	3/1/32	5,495	4,830
[5]	Exelon Corp.	3.350%	3/15/32	18,315	16,082
	Florida Power & Light Co.	5.650%	2/1/35	50,000	51,867
	Florida Power & Light Co.	4.950%	6/1/35	10,000	9,888
	Florida Power & Light Co.	5.650%	2/1/37	5,000	5,143
	Florida Power & Light Co.	5.950%	2/1/38	39,215	41,877
	Florida Power & Light Co.	5.690%	3/1/40	4,000	4,189
	Florida Power & Light Co.	3.700%	12/1/47	17,370	14,129
	Fortis Inc.	3.055%	10/4/26	28,565	26,632
	Georgia Power Co.	4.700%	5/15/32	21,575	21,002
	Georgia Power Co.	5.400%	6/1/40	6,665	6,218
[2]	Georgia Power Co.	4.750%	9/1/40	34,703	32,033
	Georgia Power Co.	4.300%	3/15/42	9,934	8,651
	Georgia Power Co.	5.125%	5/15/52	24,430	23,616
	Indiana Michigan Power Co.	4.250%	8/15/48	14,980	12,347
[5]	ITC Holdings Corp.	4.950%	9/22/27	2,425	2,409
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	25,345	22,795
[5]	Massachusetts Electric Co.	5.900%	11/15/39	21,565	21,360
[5]	Metropolitan Edison Co.	4.300%	1/15/29	6,572	6,201
	MidAmerican Energy Co.	4.400%	10/15/44	1,050	931
	MidAmerican Energy Co.	4.250%	5/1/46	5,485	4,669
	MidAmerican Energy Co.	4.250%	7/15/49	11,545	10,028
	MidAmerican Energy Co.	3.150%	4/15/50	45,450	32,755
[5]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	3,170	3,001
[5]	Monongahela Power Co.	5.400%	12/15/43	4,570	4,428
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,255	14,902
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	38,853
[2]	Nevada Power Co.	3.125%	8/1/50	17,790	12,083
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,275	30,611
	NextEra Energy Capital Holdings Inc.	1.900%	6/15/28	27,465	23,562
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	14,165	13,005
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	48,660	40,407
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	6,130	6,125
[5]	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,970	33,528
[5]	Niagara Mohawk Power Corp.	3.025%	6/27/50	14,840	9,275
	NiSource Inc.	5.250%	2/15/43	14,588	13,909
	NiSource Inc.	4.800%	2/15/44	12,750	11,391
	NiSource Inc.	5.000%	6/15/52	19,985	18,441
	Northern States Power Co.	2.250%	4/1/31	4,940	4,153
	Northern States Power Co.	6.250%	6/1/36	50,000	54,807
	Northern States Power Co.	4.500%	6/1/52	4,320	3,978
[5]	Oglethorpe Power Corp.	6.191%	1/1/31	36,565	37,254
	Oglethorpe Power Corp.	5.950%	11/1/39	6,075	5,854
	Oglethorpe Power Corp.	4.550%	6/1/44	1,825	1,402
	Oglethorpe Power Corp.	4.250%	4/1/46	19,060	14,287
[5]	Oglethorpe Power Corp.	4.500%	4/1/47	4,095	3,305
	Oglethorpe Power Corp.	5.050%	10/1/48	4,690	4,089
	Oglethorpe Power Corp.	5.250%	9/1/50	17,220	14,999
[5]	Oncor Electric Delivery Co. LLC	4.150%	6/1/32	4,425	4,243
[5]	Oncor Electric Delivery Co. LLC	4.550%	9/15/32	27,810	27,505
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	10,735	9,959
	Oncor Electric Delivery Co. LLC	2.700%	11/15/51	23,120	15,222
29

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	Oncor Electric Delivery Co. LLC	4.600%	6/1/52	26,115	24,485
[5]	Oncor Electric Delivery Co. LLC	4.950%	9/15/52	14,880	14,698
	PacifiCorp	2.950%	6/1/23	29,675	29,348
	PacifiCorp	2.700%	9/15/30	5,025	4,315
	PacifiCorp	5.900%	8/15/34	12,500	12,632
	PacifiCorp	6.250%	10/15/37	36,635	39,124
	PacifiCorp	4.125%	1/15/49	3,611	3,003
	PacifiCorp	4.150%	2/15/50	11,625	9,753
	PacifiCorp	3.300%	3/15/51	11,806	8,581
	PECO Energy Co.	2.850%	9/15/51	8,000	5,391
	PECO Energy Co.	4.600%	5/15/52	12,845	11,865
[2]	PG&E Energy Recovery Funding LLC	2.280%	1/15/36	3,775	2,878
[2]	PG&E Energy Recovery Funding LLC	2.822%	7/15/46	16,989	12,032
[2]	PG&E Wildfire Recovery Funding LLC	5.212%	12/1/47	25,815	25,109
[2]	PG&E Wildfire Recovery Funding LLC	5.099%	6/1/52	23,500	22,725
	Piedmont Natural Gas Co. Inc.	5.050%	5/15/52	9,130	8,351
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	27,647
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	3,778
[2]	San Diego Gas & Electric Co.	1.700%	10/1/30	4,940	3,958
[2]	San Diego Gas & Electric Co.	3.750%	6/1/47	5,390	4,241
	San Diego Gas & Electric Co.	4.150%	5/15/48	5,940	5,032
[2]	San Diego Gas & Electric Co.	2.950%	8/15/51	714	497
	San Diego Gas & Electric Co.	3.700%	3/15/52	29,320	23,441
[2]	SCE Recovery Funding LLC	0.861%	11/15/31	8,884	7,414
[2]	SCE Recovery Funding LLC	1.942%	5/15/38	3,655	2,606
[2]	SCE Recovery Funding LLC	2.510%	11/15/43	3,310	2,082
	Sempra Energy	3.250%	6/15/27	80,765	75,123
	Sempra Energy	3.700%	4/1/29	2,295	2,101
	Sempra Energy	6.000%	10/15/39	14,800	15,018
[2]	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	33,623
	Sierra Pacific Power Co.	2.600%	5/1/26	7,857	7,371
[2]	Southern California Edison Co.	3.700%	8/1/25	3,315	3,219
	Southern California Edison Co.	5.950%	11/1/32	30,370	32,181
	Southern California Edison Co.	6.000%	1/15/34	7,695	8,080
[2]	Southern California Edison Co.	5.550%	1/15/37	50,475	49,490
[2]	Southern California Edison Co.	5.950%	2/1/38	40,000	40,832
	Southern California Edison Co.	6.050%	3/15/39	1,980	2,021
	Southern California Edison Co.	4.650%	10/1/43	3,255	2,866
	Southern California Edison Co.	4.000%	4/1/47	6,530	5,152
[2]	Southern California Edison Co.	4.125%	3/1/48	11,495	9,267
[2]	Southern California Edison Co.	4.875%	3/1/49	2,985	2,639
	Southern California Edison Co.	3.650%	2/1/50	5,405	4,032
	Southern California Gas Co.	6.350%	11/15/52	17,580	19,806
	Southern Co.	3.250%	7/1/26	30,885	29,342
	Southern Co.	4.400%	7/1/46	41,137	34,843
	Southwest Gas Corp.	2.200%	6/15/30	6,310	4,907
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	10,049
	Southwestern Public Service Co.	3.700%	8/15/47	3,756	2,866
[5]	Texas Electric Market Stabilization Funding N LLC	4.966%	2/1/42	39,235	37,283
[5]	Texas Electric Market Stabilization Funding N LLC	5.057%	8/1/46	18,860	18,058
[5]	Texas Electric Market Stabilization Funding N LLC	5.167%	2/1/50	17,640	17,538
	Union Electric Co.	4.000%	4/1/48	14,316	11,668
	Union Electric Co.	3.900%	4/1/52	8,575	7,008
[2]	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	34,333
[2]	Virginia Electric & Power Co.	3.500%	3/15/27	16,025	15,266
[2]	Virginia Electric & Power Co.	6.000%	5/15/37	1,740	1,821
30

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	17,654
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	47,172
					3,248,623
Total Corporate Bonds (Cost $25,127,483)					22,318,222
Sovereign Bonds (0.8%)
[2,5]	Bermuda	2.375%	8/20/30	18,130	14,938
[2,5]	Bermuda	3.375%	8/20/50	6,835	4,637
[2,5]	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	20,705	15,472
[2,5]	Electricite de France SA	4.875%	9/21/38	69,680	57,819
	Equinor ASA	2.450%	1/17/23	15,017	14,973
	Equinor ASA	2.650%	1/15/24	14,000	13,680
	Equinor ASA	3.700%	3/1/24	25,320	25,034
	Equinor ASA	3.250%	11/10/24	25,200	24,633
	Equinor ASA	2.875%	4/6/25	4,775	4,594
	Equinor ASA	3.125%	4/6/30	80,155	73,107
	Equinor ASA	2.375%	5/22/30	7,585	6,544
[2]	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	42,360
[2,5]	NBN Co. Ltd.	1.625%	1/8/27	26,265	22,888
[2,5]	NBN Co. Ltd.	2.625%	5/5/31	37,954	30,702
[2,5]	NBN Co. Ltd.	2.500%	1/8/32	77,087	60,573
[2,5]	Qatar Energy	2.250%	7/12/31	31,765	26,569
[2,5]	Qatar Energy	3.125%	7/12/41	23,200	17,656
[2]	Republic of Chile	2.550%	1/27/32	18,800	15,849
[2]	Republic of Chile	2.550%	7/27/33	36,780	29,559
[2]	Republic of Chile	3.500%	1/31/34	20,300	17,723
[2]	Republic of Chile	3.500%	4/15/53	20,175	14,701
[2]	Republic of Chile	3.100%	1/22/61	13,390	8,635
[2,5]	Saudi Arabian Oil Co.	3.500%	4/16/29	28,670	26,686
[2,5]	State of Qatar	3.875%	4/23/23	56,160	55,974
[2,5]	State of Qatar	3.375%	3/14/24	3,360	3,301
[2,5]	State of Qatar	4.400%	4/16/50	14,035	12,853
[2,5]	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	45,026
[2,5]	Temasek Financial I Ltd.	3.625%	8/1/28	36,800	35,616
[2,5]	Temasek Financial I Ltd.	2.375%	8/2/41	46,170	33,482
[2,5]	Temasek Financial I Ltd.	2.250%	4/6/51	39,210	25,357
[2,5]	Temasek Financial I Ltd.	2.500%	10/6/70	22,880	14,006
[2,5]	UAE International Government Bond	4.951%	7/7/52	13,725	13,635
[2]	United Mexican States	4.400%	2/12/52	35,725	27,623
Total Sovereign Bonds (Cost $969,415)					836,205
Taxable Municipal Bonds (1.5%)
	Alabama Federal Aid Highway Finance Authority SO Revenue	2.650%	9/1/37	4,935	3,658
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	2.574%	4/1/31	14,455	12,642
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	1,965	2,252
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	26,165	32,898
	Broward County FL Airport System Revenue	3.477%	10/1/43	10,370	7,883
	California GO	7.350%	11/1/39	56,970	70,597
	California Health Facilities Financing Authority Revenue	4.190%	6/1/37	6,410	5,595
	California State University Systemwide Revenue	2.719%	11/1/52	12,090	8,133
31

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	California State University Systemwide Revenue	2.939%	11/1/52	15,225	10,315
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	3,205	3,645
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	33,870	38,214
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	57,835	65,252
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	2,260	2,433
	Dallas-Fort Worth TX International Airport Revenue	3.089%	11/1/40	7,405	5,753
	Dallas-Fort Worth TX International Airport Revenue	2.843%	11/1/46	18,860	13,531
	Dallas-Fort Worth TX International Airport Revenue	4.087%	11/1/51	2,695	2,258
	Dallas-Fort Worth TX International Airport Revenue	4.507%	11/1/51	18,580	16,684
	Florida State Board of Administration Finance Corp. Revenue	1.705%	7/1/27	29,555	25,522
	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	4.094%	1/15/49	5,345	4,143
[7]	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	3.924%	1/15/53	39,440	29,142
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	69,852	72,947
	Golden State Tobacco Securitization Corp. California Revenue	2.746%	6/1/34	2,430	1,941
	Golden State Tobacco Securitization Corp. California Revenue	3.293%	6/1/42	4,645	3,463
	Golden State Tobacco Securitization Corp. California Revenue	3.000%	6/1/46	10,105	9,345
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	5,645	5,752
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	28,900	20,422
	Great Lakes Michigan Water Authority Sewage Disposal System Revenue	3.056%	7/1/39	8,495	6,450
	Houston TX GO	6.290%	3/1/32	14,840	15,536
	Illinois GO	5.100%	6/1/33	146,970	141,674
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	31,850
	Jobs Ohio Beverage System Statewide Liquor Profits Revenue	2.833%	1/1/38	5,480	4,287
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	7,745	7,334
[8]	Kansas Development Finance Authority Revenue	2.774%	5/1/51	15,140	10,286
[7]	Kansas Development Finance Authority Revenue (Employees Retirement System)	5.501%	5/1/34	50,000	51,122
	Louisville & Jefferson County KY Metropolitan Sewer District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	21,478
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	18,985	20,622
	Massachusetts GO	2.514%	7/1/41	8,175	5,795
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	1.753%	8/15/30	27,675	22,447
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	22,105	22,796
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	16,520	13,141
32

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	2.950%	5/15/43	21,350	15,194
	Massachusetts SO Revenue	4.110%	7/15/31	19,740	19,209
	Massachusetts Water Resources Authority Revenue	2.823%	8/1/41	24,550	18,301
	Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.084%	12/1/34	11,320	9,492
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	30,285	38,029
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.200%	11/15/26	1,805	1,834
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	6.814%	11/15/40	27,295	29,532
	New York Metropolitan Transportation Authority Revenue (Climate Bond Certified)	5.175%	11/15/49	23,665	21,522
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	13,369
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	17,515
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	21,260	16,744
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.190%	2/15/43	12,095	8,966
	New York State Thruway Authority General Revenue	2.900%	1/1/35	16,730	13,754
	New York State Thruway Authority General Revenue	3.500%	1/1/42	9,430	7,430
	North Texas Tollway Authority System Revenue	3.011%	1/1/43	14,315	10,614
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	11,035	13,211
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	25,930	27,916
[8]	Oregon GO	3.424%	3/1/60	28,000	19,656
[7]	Oregon School Boards Association GO	5.528%	6/30/28	50,000	50,726
[9]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	66,810	70,670
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,600	2,636
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	44,055	39,618
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	21,107
	Riverside CA Pension Obligation Bonds Revenue	3.857%	6/1/45	8,775	7,381
	Riverside County CA Pension Obligation Bonds Revenue	3.818%	2/15/38	9,585	8,287
	Rutgers State University New Jersey Revenue	3.270%	5/1/43	11,960	9,067
	Sales Tax Securitization Corp. Illinois Revenue	3.238%	1/1/42	34,905	26,981
	San Antonio TX Electric & Gas Systems Revenue	2.905%	2/1/48	5,620	4,174
	Texas Transportation Commission GO	2.562%	4/1/42	7,310	5,442
	Texas Transportation Commission State Highway Revenue	4.000%	10/1/33	12,640	11,445
	University of California Regents Medical Center Pooled Revenue	4.132%	5/15/32	17,265	16,277
	University of California Regents Medical Center Pooled Revenue	6.548%	5/15/48	9,465	10,967
	University of California Regents Medical Center Pooled Revenue	6.583%	5/15/49	15,150	17,537
33

Wellington Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of California Regents Medical Center Pooled Revenue	3.006%	5/15/50	15,445	10,482
	University of California Regents Medical Center Pooled Revenue	4.563%	5/15/53	46,830	42,188
	University of California Regents Medical Center Pooled Revenue	3.256%	5/15/60	26,520	17,914
	University of California Revenue	1.316%	5/15/27	13,075	11,356
	University of California Revenue	1.614%	5/15/30	16,140	12,818
	University of California Revenue	4.601%	5/15/31	21,975	21,554
	University of California Revenue	4.765%	5/15/44	5,980	5,720
	University of California Revenue	3.931%	5/15/45	22,370	20,039
	University of Michigan Revenue	3.504%	4/1/52	7,445	5,869
	University of Minnesota GO	4.048%	4/1/52	27,160	23,742
	Utility Debt Securitization Authority NY Restructuring Bonds Revenue	3.435%	12/15/25	4,447	4,421
Total Taxable Municipal Bonds (Cost $1,831,148)					1,629,944
				Shares
Temporary Cash Investments (1.0%)
Money Market Fund (0.0%)
[10]	Vanguard Market Liquidity Fund	3.877%		1,426	143
			Maturity Date	Face Amount ($000)
Repurchase Agreements (0.5%)
	Bank of America Securities, LLC (Dated 11/30/22, Repurchase Value $2,100,000, collateralized by Ginnie Mae 2.500%–3.500%, 10/20/51–5/20/52, with a value of $2,142,000)	3.800%	12/1/22	2,100	2,100
	Citigroup Global Markets Inc. (Dated 11/30/22, Repurchase Value $132,714,000, collateralized by U.S. Treasury Note/Bond 1.500%–6.125%, 7/31/29–2/15/30, with a value of $135,354,000)	3.750%	12/1/22	132,700	132,700
	Credit Agricole Securities (USA) Inc. (Dated 11/30/22, Repurchase Value $22,802,000, collateralized by Treasury Inflation Indexed Note/Bond 0.250%–2.125%, 2/15/40–2/15/50, and U.S. Treasury Note/Bond 2.375%, 2/15/42, with a value of $23,256,000)	3.760%	12/1/22	22,800	22,800
	Deutsche Bank Securities, Inc. (Dated 11/30/22, Repurchase Value $91,310,000, collateralized by Fannie Mae 2.000%–4.500%, 5/1/36–8/1/52, with a value of $93,126,000)	3.790%	12/1/22	91,300	91,300
	HSBC Bank USA (Dated 11/30/22, Repurchase Value $147,715,000, collateralized by U.S. Treasury Note/Bond 0.125%–3.125%, 2/28/23–2/15/43, with a value of $150,654,000)	3.770%	12/1/22	147,700	147,700
34

Wellington Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HSBC Bank USA (Dated 11/30/22, Repurchase Value $20,002,000, collateralized by Fannie Mae 4.500%, 9/1/52, and Freddie Mac 2.500%, 9/1/51, with a value of $20,400,000)	3.800%	12/1/22	20,000	20,000
Nomura International plc (Dated 11/30/22, Repurchase Value $8,601,000, collateralized by Treasury Inflation Indexed Note/Bond 0.125%–0.750%, 10/15/25–2/15/45, and U.S. Treasury Note/Bond 0.250%, 4/15/23, with a value of $8,772,000)	3.800%	12/1/22	8,600	8,600
RBC Capital Markets LLC (Dated 11/30/22, Repurchase Value $36,004,000, collateralized by Fannie Mae 3.500%–4.500%, 2/1/43–6/1/52, and U.S. Treasury Bill 0.000%, 2/21/23, with a value of $36,720,000)	3.770%	12/1/22	36,000	36,000
Societe Generale (Dated 11/30/22, Repurchase Value $3,000,000, collateralized by U.S. Treasury Note/Bond 1.250%, 8/15/31, with a value of $3,060,000)	3.760%	12/1/22	3,000	3,000
TD Securities (USA) LLC (Dated 11/30/22, Repurchase Value $53,206,000, collateralized by Ginnie Mae 4.000%, 6/20/52, with a value of $54,264,000)	3.800%	12/1/22	53,200	53,200
Wells Fargo & Co. (Dated 11/30/22, Repurchase Value $56,106,000, collateralized by Fannie Mae 3.000%–6.000%, 7/1/30–11/1/52, with a value of $57,222,000)	3.810%	12/1/22	56,100	56,100
				573,500
U.S. Government and Agency Obligations (0.5%)
United States Treasury Bill	3.622%	12/20/22	250,000	249,508
United States Treasury Bill	0.686%	12/29/22	120,000	119,642
35

Wellington Fund
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United States Treasury Bill	2.852%	3/23/23	10,000	9,867
United States Treasury Bill	4.557%	5/18/23	115,000	112,593
				491,610
Total Temporary Cash Investments (Cost $1,065,621)				1,065,253
Total Investments (100.2%) (Cost $85,889,164)				106,756,076
Other Assets and Liabilities—Net (-0.2%)				(166,209)
Net Assets (100%)				106,589,867
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Securities with a value of $9,360,000 have been segregated as initial margin for open futures contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2022.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2022, the aggregate value was $6,384,434,000, representing 6.0% of net assets.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
8	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
9	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
CLO—Collateralized Loan Obligation.
DAC—Designated Activity Company.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
SO—Special Obligation.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
36

Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2023	5,061	549,474	2,117
10-Year U.S. Treasury Note	March 2023	3,268	370,918	2,881
				4,998

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2023	(2,676)	(320,200)	(1,850)
				3,148
See accompanying Notes, which are an integral part of the Financial Statements.
37

Wellington Fund
Statement of Assets and Liabilities
As of November 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $85,889,024)	106,755,933
Affiliated Issuers (Cost $140)	143
Total Investments in Securities	106,756,076
Investment in Vanguard	3,876
Cash	6,665
Foreign Currency, at Value (Cost $1,593)	1,537
Receivables for Investment Securities Sold	588,660
Receivables for Accrued Income	447,675
Receivables for Capital Shares Issued	20,277
Variation Margin Receivable—Futures Contracts	2,165
Total Assets	107,826,931
Liabilities
Payables for Investment Securities Purchased	1,135,821
Payables for Capital Shares Redeemed	77,484
Payables to Investment Advisor	18,019
Payables to Vanguard	5,740
Total Liabilities	1,237,064
Net Assets	106,589,867
At November 30, 2022, net assets consisted of:

Paid-in Capital	79,637,973
Total Distributable Earnings (Loss)	26,951,894
Net Assets	106,589,867

Investor Shares—Net Assets
Applicable to 310,404,774 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,097,445
Net Asset Value Per Share—Investor Shares	$42.19

Admiral Shares—Net Assets
Applicable to 1,283,105,257 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	93,492,422
Net Asset Value Per Share—Admiral Shares	$72.86
See accompanying Notes, which are an integral part of the Financial Statements.
38

Wellington Fund
Statement of Operations

Year Ended November 30, 2022
($000)
Investment Income
Income
Dividends[1]	1,328,663
Interest[2]	1,148,233
Securities Lending—Net	30
Total Income	2,476,926
Expenses
Investment Advisory Fees—Note B
Basic Fee	85,595
Performance Adjustment	(13,745)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	23,568
Management and Administrative—Admiral Shares	93,804
Marketing and Distribution—Investor Shares	838
Marketing and Distribution—Admiral Shares	3,049
Custodian Fees	370
Auditing Fees	33
Shareholders’ Reports—Investor Shares	371
Shareholders’ Reports—Admiral Shares	374
Trustees’ Fees and Expenses	41
Other Expenses	1,040
Total Expenses	195,338
Expenses Paid Indirectly	(141)
Net Expenses	195,197
Net Investment Income	2,281,729
Realized Net Gain (Loss)
Investment Securities Sold[2]	6,205,253
Futures Contracts	(146,405)
Swap Contracts	6,401
Foreign Currencies	3,124
Realized Net Gain (Loss)	6,068,373
39

Wellington Fund
Statement of Operations (continued)
Year Ended November 30, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(18,642,567)
Futures Contracts	(8,308)
Foreign Currencies	(3,924)
Change in Unrealized Appreciation (Depreciation)	(18,654,799)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,304,697)
1	Dividends are net of foreign withholding taxes of $3,332,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $0, ($2,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
40

Wellington Fund
Statement of Changes in Net Assets

	Year Ended November 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,281,729	2,092,722
Realized Net Gain (Loss)	6,068,373	8,514,232
Change in Unrealized Appreciation (Depreciation)	(18,654,799)	7,990,979
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,304,697)	18,597,933
Distributions
Investor Shares	(1,281,722)	(1,149,407)
Admiral Shares	(9,066,000)	(7,140,083)
Total Distributions	(10,347,722)	(8,289,490)
Capital Share Transactions
Investor Shares	207,506	(1,554,501)
Admiral Shares	3,179,261	3,457,185
Net Increase (Decrease) from Capital Share Transactions	3,386,767	1,902,684
Total Increase (Decrease)	(17,265,652)	12,211,127
Net Assets
Beginning of Period	123,855,519	111,644,392
End of Period	106,589,867	123,855,519
See accompanying Notes, which are an integral part of the Financial Statements.
41

Wellington Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$50.15	$46.10	$43.72	$41.86	$43.45
Investment Operations
Net Investment Income[1]	.857	.811	.966	1.098	1.083
Net Realized and Unrealized Gain (Loss) on Investments	(4.681)	6.638	3.345	4.269	.100
Total from Investment Operations	(3.824)	7.449	4.311	5.367	1.183
Distributions
Dividends from Net Investment Income	(.828)	(.818)	(1.004)	(1.099)	(1.086)
Distributions from Realized Capital Gains	(3.308)	(2.581)	(.927)	(2.408)	(1.687)
Total Distributions	(4.136)	(3.399)	(1.931)	(3.507)	(2.773)
Net Asset Value, End of Period	$42.19	$50.15	$46.10	$43.72	$41.86
Total Return[2]	-8.43%	17.16%	10.41%	14.22%	2.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,097	$15,469	$15,635	$17,209	$16,438
Ratio of Total Expenses to Average Net Assets[3]	0.25%[4]	0.24%	0.24%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.98%	1.70%	2.28%	2.70%	2.58%
Portfolio Turnover Rate[5]	41%	35%	51%	28%	34%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.02%), (0.00%), and (0.01%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.25%.
5	Includes 8%, 2%, 3%, 1%, and 2%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
42

Wellington Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended November 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$86.61	$79.62	$75.51	$72.29	$75.04
Investment Operations
Net Investment Income[1]	1.540	1.464	1.720	1.954	1.929
Net Realized and Unrealized Gain (Loss) on Investments	(8.083)	11.461	5.784	7.379	.172
Total from Investment Operations	(6.543)	12.925	7.504	9.333	2.101
Distributions
Dividends from Net Investment Income	(1.493)	(1.477)	(1.794)	(1.955)	(1.936)
Distributions from Realized Capital Gains	(5.714)	(4.458)	(1.600)	(4.158)	(2.915)
Total Distributions	(7.207)	(5.935)	(3.394)	(6.113)	(4.851)
Net Asset Value, End of Period	$72.86	$86.61	$79.62	$75.51	$72.29
Total Return[2]	-8.36%	17.25%	10.50%	14.33%	2.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$93,492	$108,386	$96,009	$93,469	$86,207
Ratio of Total Expenses to Average Net Assets[3]	0.17%[4]	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	2.06%	1.77%	2.35%	2.78%	2.66%
Portfolio Turnover Rate[5]	41%	35%	51%	28%	34%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.02%), (0.00%), and (0.01%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.17%.
5	Includes 8%, 2%, 3%, 1%, and 2%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
43

Wellington Fund
Notes to Financial Statements
Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
44

Wellington Fund
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At November 30, 2022, counterparties had deposited in segregated accounts securities with a value of $12,150,000 and cash of $12,715,000 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
45

Wellington Fund
6. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
46

Wellington Fund
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended November 30, 2022, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1%of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open credit default swap contracts at November 30, 2022.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Wellington Fund
10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
11. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
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Wellington Fund
12. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Capital U.S. Credit A or Better Bond Index for the preceding three years. For the year ended November 30, 2022, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a net decrease of $13,745,000 (0.01%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2022, the fund had contributed to Vanguard capital in the amount of $3,876,000, representing less than 0.01% of the fund’s net assets and 1.55% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the
49

Wellington Fund
fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2022, these arrangements reduced the fund's management and administrative expenses by $65,000 and custodian fees by $76,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund's average net assets.
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of November 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	66,209,805	4,785,715	—	70,995,520
U.S. Government and Agency Obligations	—	9,084,798	—	9,084,798
Asset-Backed/Commercial Mortgage-Backed Securities	—	826,134	—	826,134
Corporate Bonds	—	22,318,222	—	22,318,222
Sovereign Bonds	—	836,205	—	836,205
Taxable Municipal Bonds	—	1,629,944	—	1,629,944
Temporary Cash Investments	143	1,065,110	—	1,065,253
Total	66,209,948	40,546,128	—	106,756,076

Derivative Financial Instruments
Assets
Futures Contracts[1]	4,998	—	—	4,998
Liabilities
Futures Contracts[1]	1,850	—	—	1,850
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Wellington Fund
F.  Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(146,405)	—	(146,405)
Swap Contracts	—	6,401	6,401
Realized Net Gain (Loss) on Derivatives	(146,405)	6,401	(140,004)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(8,308)	—	(8,308)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(8,308)	—	(8,308)
G.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	462,037
Total Distributable Earnings (Loss)	(462,037)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	512,611
Undistributed Long-Term Gains	5,726,451
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	20,712,832
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Wellington Fund
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	3,864,834	2,502,914
Long-Term Capital Gains	6,482,888	5,786,576
Total	10,347,722	8,289,490
*	Includes short-term capital gains, if any.
As of November 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	86,043,145
Gross Unrealized Appreciation	27,758,382
Gross Unrealized Depreciation	(7,045,451)
Net Unrealized Appreciation (Depreciation)	20,712,931
H.  During the year ended November 30, 2022, the fund purchased $21,940,325,000 of investment securities and sold $26,846,693,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $23,492,885,000 and $23,530,481,000, respectively.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2022, such purchases were $187,921,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
I.  Capital share transactions for each class of shares were:
	Year Ended November 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,286,082	29,118	1,621,764	34,004
Issued in Lieu of Cash Distributions	1,221,648	25,794	1,097,976	24,568
Redeemed	(2,300,224)	(52,957)	(4,274,241)	(89,265)
Net Increase (Decrease)—Investor Shares	207,506	1,955	(1,554,501)	(30,693)
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Wellington Fund
	Year Ended November 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	6,311,279	83,059	8,286,366	100,452
Issued in Lieu of Cash Distributions	8,395,579	102,747	6,612,568	85,613
Redeemed	(11,527,597)	(154,162)	(11,441,749)	(140,499)
Net Increase (Decrease)—Admiral Shares	3,179,261	31,644	3,457,185	45,566
J.  Management has determined that no events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in these financial statements.
53

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees and Shareholders of Vanguard Wellington Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Vanguard Wellington Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the "Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the five years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
For corporate shareholders, 41.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,230,485,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $132,958,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $6,944,926,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 27.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates $24,302,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
55

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company llp (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The portfolio managers leverage tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the fund, the portfolio managers employ bottom-up, fundamental research focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the fund, the portfolio managers focus on investment-grade corporate bonds. The firm has advised the fund since its inception in 1929.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
56

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
57

"Bloomberg®" and Bloomberg U.S. Credit A or Better Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Wellington Fund or any member of the public regarding the advisability of investing in securities generally or in the Wellington Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Credit A or Better Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Wellington Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Wellington Fund into consideration in determining, composing or calculating the Bloomberg U.S. Credit A or Better Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellington Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Wellington Fund customers, in connection with the administration, marketing or trading of the Wellington Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE WELLINGTON FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE WELLINGTON FUND OR BLOOMBERG U.S. CREDIT A OR BETTER BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q210 012023

Annual Report   |   November 30, 2022
Vanguard U.S. Factor ETFs
Vanguard U.S. Minimum Volatility ETF
Vanguard U.S. Momentum Factor ETF
Vanguard U.S. Multifactor ETF
Vanguard U.S. Quality Factor ETF
Vanguard U.S. Value Factor ETF

Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	4
U.S. Minimum Volatility ETF	6
U.S. Momentum Factor ETF	20
U.S. Multifactor ETF	38
U.S. Quality Factor ETF	55
U.S. Value Factor ETF	73
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard’s five U.S. Factor ETFs posted returns ranging from about –7% to nearly 8% (based on net asset value) for the 12 months ended November 30, 2022. Despite a challenging economic and investment environment, all five ETFs beat the –10.80% return of their benchmark, the Russell 3000 Index.
•	The economic backdrop deteriorated early on as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which increased fears of a recession.
•	The U.S. Factor ETFs seek to provide long-term capital appreciation by investing in stocks that have lower or higher measures of certain factors relative to the broad U.S. equity market.
•	Vanguard U.S. Value Factor ETF performed best among the group, returning 7.63% based on net asset value. Energy, information technology, and financials produced the strongest relative performance. Vanguard U.S. Quality Factor ETF had the lowest return, at –7.15% based on net asset value.
Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-10.66%	10.56%	10.69%
Russell 2000 Index (Small-caps)	-13.01	6.44	5.45
Russell 3000 Index (Broad U.S. market)	-10.80	10.28	10.33
FTSE All-World ex US Index (International)	-11.40	2.23	1.86
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-12.91%	-2.56%	0.24%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.64	-0.77	1.40
FTSE Three-Month U.S. Treasury Bill Index	1.16	0.64	1.19
CPI
Consumer Price Index	7.11%	5.00%	3.83%

Advisor’s Report
For the 12 months ended November 30, 2022, Vanguard’s five U.S. Factor ETFs posted returns (based on net asset value) ranging from –7.15% for the U.S. Quality Factor ETF to 7.63% for the U.S. Value Factor ETF. All five ETFs outpaced their benchmark, the Russell 3000 Index, which returned –10.80%.
The objective of each U.S. Factor ETF is to create a portfolio that has broad exposure to large-, mid-, and small-capitalization U.S. equities and that has the potential for long-term capital appreciation, subject to rules-based screens as follows:
•	Vanguard U.S. Minimum Volatility ETF seeks to build a portfolio of stocks with lower volatility relative to the broad U.S. equity market.
•	Vanguard U.S. Momentum Factor ETF seeks exposure to stocks with relatively strong recent performance as identified by measures such as returns over different periods.
•	Vanguard U.S. Multifactor ETF seeks exposure to stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals.
•	Vanguard U.S. Quality Factor ETF seeks exposure to stocks with strong fundamentals as identified by measures such as profitability, earnings, and balance-sheet strength.
•	Vanguard U.S. Value Factor ETF seeks exposure to stocks with lower prices relative to fundamental measures of value such as book/price and earnings/price ratios.
The investment environment
Concerns that had been weighing on market sentiment in late 2021 carried into 2022. Supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings—which had been accelerating—climbed to multidecade highs across much of the world.
In late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel and staple food prices soared. While energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some of its strategic oil reserves to boost supply, price increases broadened to other categories of goods and services, heightening concerns that inflation might remain stubbornly high.
In response, major central banks wound down their bond-purchasing programs and began raising short-term interest rates. The Federal Reserve was especially aggressive, raising the federal funds rate target by 3.75 percentage points over eight months.
That created a very challenging environment for stocks. For the 12 months, the FTSE Global All Cap Index returned –11.30%. The U.S. stock market returned –9.21%, as measured by the Standard & Poor’s 500 Index, holding up better than developed markets outside the United States and emerging markets. Large-capitalization stocks did better than small-caps, and value stocks outpaced growth by a wide margin.
The ETFs’ successes and shortfalls
For the 12-month period, the market tended to reward strategies that favored companies with consistent earnings growth at attractive valuations. Sector exposure affected the ETFs differently based on the factors each seeks to emphasize:
•	The U.S. Minimum Volatility ETF benefited in particular from its positions in information technology, consumer discretionary, and health care. Energy was the only sector that detracted.
•	The U.S. Momentum Factor ETF was aided most by an overweight position in energy, an underweight to communication services, and selection in consumer discretionary. Relative outperformance was somewhat offset by selection in a few sectors, most notably health care, industrials, and financials.
•	The U.S. Multifactor ETF benefited most from its positions in energy, information technology, and communication services but was held back somewhat by its holdings in utilities.
•	The U.S. Quality Factor ETF benefited most from its positions in information technology, consumer discretionary, and communication services. Several sectors detracted, including industrials, utilities, and health care.
•	The U.S. Value Factor ETF was helped most by its positions in energy, information technology, and financials. Utilities and consumer staples detracted.
We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by each of the U.S. Factor ETF portfolios. Results will vary over different periods and across factors. However, we believe that focusing on the risk-adjusted returns of each portfolio relative to its targeted factors and the benchmark will serve investors well over time.
We thank you for your investment and look forward to serving you in the period ahead.
John Ameriks, Ph.D.,
Principal and Global Head
of Vanguard Quantitative Equity Group
December 10, 2022

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2022
	Beginning Account Value 5/31/2022	Ending Account Value 11/30/2022	Expenses Paid During Period
Based on Actual Fund Return
U.S. Minimum Volatility ETF	$1,000.00	$1,031.90	$0.66
U.S. Momentum Factor ETF	$1,000.00	$1,038.10	$0.66
U.S. Multifactor ETF	$1,000.00	$1,056.30	$0.93
U.S. Quality Factor ETF	$1,000.00	$1,047.30	$0.67
U.S. Value Factor ETF	$1,000.00	$1,017.90	$0.66
Based on Hypothetical 5% Yearly Return
U.S. Minimum Volatility ETF	$1,000.00	$1,024.42	$0.66
U.S. Momentum Factor ETF	$1,000.00	$1,024.42	$0.66
U.S. Multifactor ETF	$1,000.00	$1,024.17	$0.91
U.S. Quality Factor ETF	$1,000.00	$1,024.42	$0.66
U.S. Value Factor ETF	$1,000.00	$1,024.42	$0.66
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are 0.13% for the U.S. Minimum Volatility ETF, 0.13% for the U.S. Momentum Factor ETF, 0.18% for the U.S. Multifactor ETF,
0.13% for the U.S. Quality Factor ETF, and 0.13% for the U.S. Value Factor ETF. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

U.S. Minimum Volatility ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Minimum Volatility ETF Net Asset Value	4.46%	9.03%	$15,138
U.S. Minimum Volatility ETF Market Price	4.43	9.02	15,132
Russell 3000 Index	-10.80	10.69	16,272
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2022
	One Year	Since Inception (2/13/2018)
U.S. Minimum Volatility ETF Market Price	4.43%	51.32%
U.S. Minimum Volatility ETF Net Asset Value	4.46	51.38
Russell 3000 Index	-10.80	62.72
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Minimum Volatility ETF
Fund Allocation
As of November 30, 2022
Basic Materials	0.3%
Consumer Discretionary	11.4
Consumer Staples	12.2
Energy	2.5
Financials	15.4
Health Care	17.8
Industrials	7.5
Real Estate	1.5
Technology	16.9
Telecommunications	7.0
Utilities	7.5
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Minimum Volatility ETF
Financial Statements
Schedule of Investments
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Basic Materials (0.3%)
	Newmont Corp.	2,828	134
	NewMarket Corp.	230	73
	Fastenal Co.	351	18
			225
Consumer Discretionary (11.3%)
	Dollar General Corp.	3,880	992
*	Grand Canyon Education Inc.	8,419	952
	Electronic Arts Inc.	7,069	924
*	Liberty Media Corp.- Liberty Braves Class C	26,794	873
	Service Corp. International	11,105	793
	McDonald's Corp.	2,646	722
	H&R Block Inc.	14,466	632
[1]	Sirius XM Holdings Inc.	97,081	630
	Walmart Inc.	3,481	531
	Madison Square Garden Sports Corp.	2,677	436
*	Liberty Media Corp.- Liberty Braves Class A	9,750	323
*	Knowles Corp.	18,141	283
	World Wrestling Entertainment Inc. Class A	3,046	243
	Laureate Education Inc. Class A	18,854	198
	Scholastic Corp.	4,726	194
*	QuinStreet Inc.	9,527	136
	Domino's Pizza Inc.	281	109
	Target Corp.	495	83
	Hasbro Inc.	709	45
	Johnson Outdoors Inc. Class A	696	39
*	Bright Horizons Family Solutions Inc.	259	19
	Costco Wholesale Corp.	1	1
			9,158
Consumer Staples (12.1%)
	Church & Dwight Co. Inc.	14,862	1,217
	Colgate-Palmolive Co.	12,318	954
	Hershey Co.	3,542	833
	Procter & Gamble Co.	4,903	731
	Altria Group Inc.	15,362	716
	Flowers Foods Inc.	22,905	688
	PetMed Express Inc.	33,148	656
	CVS Health Corp.	5,774	588
	John B Sanfilippo & Son Inc.	6,837	579
	Kimberly-Clark Corp.	4,093	555
	McKesson Corp.	1,183	452
		Shares	Market Value• ($000)
	Kellogg Co.	6,011	439
	Hormel Foods Corp.	8,266	389
	Mondelez International Inc. Class A	4,946	334
	Universal Corp.	3,819	217
	Coca-Cola Co.	2,670	170
	Lancaster Colony Corp.	365	76
	PepsiCo Inc.	369	68
	Kroger Co.	1,257	62
	Weis Markets Inc.	246	21
*	USANA Health Sciences Inc.	303	17
			9,762
Energy (2.5%)
	Chevron Corp.	6,526	1,196
	Williams Cos. Inc.	16,608	576
	Kinder Morgan Inc.	12,833	246
			2,018
Financials (15.3%)
	Safety Insurance Group Inc.	13,083	1,200
*	Enstar Group Ltd.	5,337	1,163
	First Financial Corp.	23,410	1,125
	Northwest Bancshares Inc.	62,237	952
	Westamerica BanCorp	13,365	825
	White Mountains Insurance Group Ltd.	460	625
	Waterstone Financial Inc.	36,878	618
*	Columbia Financial Inc.	26,081	576
	City Holding Co.	5,561	567
	AMERISAFE Inc.	8,473	503
	Broadridge Financial Solutions Inc.	3,006	448
	Travelers Cos. Inc.	1,856	352
	Intercontinental Exchange Inc.	2,976	322
	CME Group Inc.	1,795	317
	Great Southern Bancorp Inc.	4,868	305
	Capitol Federal Financial Inc.	29,679	248
	Camden National Corp.	5,190	227
	Stock Yards Bancorp Inc.	3,037	225
	Donegal Group Inc. Class A	13,731	204
*	Blue Foundry Bancorp	14,743	193
	Community Trust Bancorp Inc.	3,920	188
	Mercury General Corp.	4,933	179
	CVB Financial Corp.	6,181	177
	TFS Financial Corp.	11,102	152
	HarborOne Bancorp Inc.	9,369	137
	Horace Mann Educators Corp.	2,319	90
	HomeTrust Bancshares Inc.	2,870	73
	Southside Bancshares Inc.	1,733	63

U.S. Minimum Volatility ETF
		Shares	Market Value• ($000)
	Bank of Marin Bancorp	1,621	58
	TrustCo Bank Corp. NY	1,300	51
	Employers Holdings Inc.	936	44
	Farmers National Banc Corp.	2,727	42
	Bank First Corp.	409	39
	First of Long Island Corp.	1,786	35
	Macatawa Bank Corp.	3,052	34
	Lakeland Financial Corp.	230	18
	BancFirst Corp.	1	—
	Marsh & McLennan Cos. Inc.	2	—
			12,375
Health Care (17.8%)
	Gilead Sciences Inc.	15,037	1,321
	Merck & Co. Inc.	11,950	1,316
	Amgen Inc.	4,427	1,268
	Bristol-Myers Squibb Co.	15,015	1,205
	Johnson & Johnson	6,709	1,194
	AbbVie Inc.	5,363	864
*	Computer Programs and Systems Inc.	25,709	761
*	NextGen Healthcare Inc.	36,511	759
	Becton Dickinson and Co.	2,883	719
*	HealthStream Inc.	26,867	682
	Eli Lilly & Co.	1,715	636
*	Vertex Pharmaceuticals Inc.	1,905	603
	Pfizer Inc.	10,567	530
*	Prestige Consumer Healthcare Inc.	8,152	501
	National HealthCare Corp.	7,865	485
*	Incyte Corp.	5,648	450
	Perrigo Co. plc	11,166	360
	Baxter International Inc.	3,676	208
	Chemed Corp.	199	104
*	Regeneron Pharmaceuticals Inc.	123	93
	Premier Inc. Class A	2,673	89
	UnitedHealth Group Inc.	117	64
*	Anika Therapeutics Inc.	1,777	56
	Royalty Pharma plc Class A	1,079	47
*	United Therapeutics Corp.	79	22
			14,337
Industrials (7.5%)
	Lockheed Martin Corp.	2,526	1,226
*	FTI Consulting Inc.	5,915	1,022
*	OSI Systems Inc.	11,279	998
	Heartland Express Inc.	39,707	665
	Jack Henry & Associates Inc.	2,950	559
	Cass Information Systems Inc.	10,427	453
	Accenture plc Class A	1,228	370
	Northrop Grumman Corp.	331	176
	Argan Inc.	3,985	151
	Ennis Inc.	3,877	90
*	PFSweb Inc.	7,674	86
*	Huron Consulting Group Inc.	847	66
	Illinois Tool Works Inc.	243	55
*	Vishay Precision Group Inc.	1,270	51
	Werner Enterprises Inc.	672	30
	MSC Industrial Direct Co. Inc. Class A	344	29
	National Presto Industries Inc.	378	26
	AptarGroup Inc.	6	1
	Landstar System Inc.	1	—
	Sonoco Products Co.	2	—
			6,054
Real Estate (1.5%)
	Equity Commonwealth	44,231	1,198
		Shares	Market Value• ($000)
Technology (16.8%)
	Roper Technologies Inc.	2,940	1,290
	International Business Machines Corp.	8,266	1,231
	Amdocs Ltd.	12,791	1,137
	Texas Instruments Inc.	6,034	1,089
	Dolby Laboratories Inc. Class A	13,022	975
	Apple Inc.	6,256	926
*	Verint Systems Inc.	21,532	847
	Oracle Corp.	8,374	695
	Microsoft Corp.	2,535	647
*	Super Micro Computer Inc.	6,846	618
	NetApp Inc.	8,574	580
	Gen Digital Inc.	24,628	565
*	Rogers Corp.	4,812	525
	Leidos Holdings Inc.	4,446	486
*	TTM Technologies Inc.	29,847	480
	Hewlett Packard Enterprise Co.	22,234	373
*	Alphabet Inc. Class A	2,854	288
*	Altair Engineering Inc. Class A	4,808	236
*	Envestnet Inc.	3,607	213
	CSG Systems International Inc.	1,397	86
	SS&C Technologies Holdings Inc.	1,066	57
	Dell Technologies Inc. Class C	1,090	49
*	PC Connection Inc.	877	49
*	Allscripts Healthcare Solutions Inc.	2,444	46
*	CommVault Systems Inc.	600	39
*	TrueCar Inc.	12,999	32
*	Cirrus Logic Inc.	264	20
	Shutterstock Inc.	278	15
			13,594
Telecommunications (6.9%)
	Verizon Communications Inc.	30,814	1,201
*	T-Mobile US Inc.	6,135	929
	AT&T Inc.	47,749	921
	Comcast Corp. Class A	14,601	535
	Cisco Systems Inc.	9,603	478
	Shenandoah Telecommunications Co.	22,541	439
*	United States Cellular Corp.	18,797	400
	InterDigital Inc.	6,215	312
*	Anterix Inc.	6,071	206
	ATN International Inc.	3,309	160
	Motorola Solutions Inc.	85	23
			5,604
Utilities (7.4%)
	Chesapeake Utilities Corp.	9,397	1,125
	Consolidated Edison Inc.	8,899	873
	Spire Inc.	10,132	751
	Avista Corp.	16,866	696
	Duke Energy Corp.	6,259	626
	WEC Energy Group Inc.	5,279	523
	Northwest Natural Holding Co.	8,617	432
	Waste Management Inc.	1,678	282
	NorthWestern Corp.	4,687	274
	ONE Gas Inc.	1,725	150
	MGE Energy Inc.	1,847	133
	CMS Energy Corp.	1,022	62
	DTE Energy Co.	364	42
	Eversource Energy	184	15
	American Water Works Co. Inc.	3	1
	Ameren Corp.	4	—
	American States Water Co.	2	—
	PPL Corp.	6	—

U.S. Minimum Volatility ETF
		Shares	Market Value• ($000)
	Republic Services Inc. Class A	2	—
			5,985
Total Common Stocks (Cost $73,133)			80,310
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[2,3]	Vanguard Market Liquidity Fund, 3.877% (Cost $961)	9,611	961
Total Investments (100.6%) (Cost $74,094)			81,271
Other Assets and Liabilities—Net (-0.6%)			(483)
Net Assets (100%)			80,788
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $613,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $662,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2022	16	327	8

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Statement of Assets and Liabilities
As of November 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $73,133)	80,310
Affiliated Issuers (Cost $961)	961
Total Investments in Securities	81,271
Investment in Vanguard	3
Cash Collateral Pledged—Futures Contracts	24
Receivables for Investment Securities Sold	17
Receivables for Accrued Income	130
Receivables for Capital Shares Issued	4,632
Variation Margin Receivable—Futures Contracts	10
Total Assets	86,087
Liabilities
Due to Custodian	17
Payables for Investment Securities Purchased	4,616
Collateral for Securities on Loan	662
Payables to Vanguard	4
Total Liabilities	5,299
Net Assets	80,788
1 Includes $613 of securities on loan.
At November 30, 2022, net assets consisted of:

Paid-in Capital	80,754
Total Distributable Earnings (Loss)	34
Net Assets	80,788

Net Assets
Applicable to 785,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	80,788
Net Asset Value Per Share	$102.91

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Statement of Operations

Year Ended November 30, 2022
($000)
Investment Income
Income
Dividends	1,369
Interest[1]	3
Securities Lending—Net	17
Total Income	1,389
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	13
Marketing and Distribution	—
Custodian Fees	2
Auditing Fees	28
Shareholders’ Reports	19
Trustees’ Fees and Expenses	—
Professional Services	16
Total Expenses	78
Net Investment Income	1,311
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	2,033
Futures Contracts	(3)
Realized Net Gain (Loss)	2,030
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(44)
Futures Contracts	1
Change in Unrealized Appreciation (Depreciation)	(43)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,298
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, less than $1,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,231,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,311	699
Realized Net Gain (Loss)	2,030	6,386
Change in Unrealized Appreciation (Depreciation)	(43)	896
Net Increase (Decrease) in Net Assets Resulting from Operations	3,298	7,981
Distributions
Total Distributions	(1,062)	(905)
Capital Share Transactions
Issued	42,084	1,451
Issued in Lieu of Cash Distributions	—	—
Redeemed	(10,661)	(18,000)
Net Increase (Decrease) from Capital Share Transactions	31,423	(16,549)
Total Increase (Decrease)	33,659	(9,473)
Net Assets
Beginning of Period	47,129	56,602
End of Period	80,788	47,129

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,				February 13, 2018[1] to November 30, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$100.28	$87.08	$91.10	$81.69	$75.00
Investment Operations
Net Investment Income[2]	2.160	1.374	1.779	2.632	1.887
Net Realized and Unrealized Gain (Loss) on Investments	2.231	13.497	(3.776)	8.996	5.677
Total from Investment Operations	4.391	14.871	(1.997)	11.628	7.564
Distributions
Dividends from Net Investment Income	(1.761)	(1.671)	(2.023)	(2.218)	(.874)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.761)	(1.671)	(2.023)	(2.218)	(.874)
Net Asset Value, End of Period	$102.91	$100.28	$87.08	$91.10	$81.69
Total Return	4.46%	17.22%	-1.99%	14.58%	10.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$81	$47	$57	$91	$22
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.18%	1.43%	2.14%	3.05%	2.90%[3]
Portfolio Turnover Rate	32%[4]	46%[4]	83%[4]	23%	5%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF
Notes to Financial Statements
Vanguard U.S. Minimum Volatility ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,

U.S. Minimum Volatility ETF
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and

U.S. Minimum Volatility ETF
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2022, the fund had contributed to Vanguard capital in the amount of $3,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These

U.S. Minimum Volatility ETF
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,231
Total Distributable Earnings (Loss)	(1,231)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	379
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(7,522)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	7,177
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,062	905
Long-Term Capital Gains	—	—
Total	1,062	905
*	Includes short-term capital gains, if any.
As of November 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	74,094
Gross Unrealized Appreciation	9,798
Gross Unrealized Depreciation	(2,621)
Net Unrealized Appreciation (Depreciation)	7,177
E.	During the year ended November 30, 2022, the fund purchased $61,268,000 of investment securities and sold $29,839,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $10,583,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

U.S. Minimum Volatility ETF
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2022, such purchases were $0 and sales were $460,000, resulting in net realized gain of $120,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2022 Shares (000)	2021 Shares (000)

Issued	425	15
Issued in Lieu of Cash Distributions	—	—
Redeemed	(110)	(195)
Net Increase (Decrease) in Shares Outstanding	315	(180)
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in these financial statements.

U.S. Momentum Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Momentum Factor ETF Net Asset Value	-6.27%	11.71%	$17,002
U.S. Momentum Factor ETF Market Price	-6.30	11.70	16,997
Russell 3000 Index	-10.80	10.69	16,272
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2022
	One Year	Since Inception (2/13/2018)
U.S. Momentum Factor ETF Market Price	-6.30%	69.97%
U.S. Momentum Factor ETF Net Asset Value	-6.27	70.02
Russell 3000 Index	-10.80	62.72
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Momentum Factor ETF
Fund Allocation
As of November 30, 2022
Basic Materials	3.3%
Consumer Discretionary	9.8
Consumer Staples	10.1
Energy	20.0
Financials	13.8
Health Care	19.3
Industrials	14.6
Real Estate	0.1
Technology	6.2
Telecommunications	2.1
Utilities	0.7
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Momentum Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (3.3%)
	Nucor Corp.	6,932	1,039
	Steel Dynamics Inc.	6,373	662
*	RBC Bearings Inc.	2,475	586
	Commercial Metals Co.	10,721	528
*	Livent Corp.	18,625	521
	Albemarle Corp.	1,845	513
	Sylvamo Corp.	8,915	482
	CF Industries Holdings Inc.	4,435	480
	Chemours Co.	15,047	467
	Ryerson Holding Corp.	15,748	464
	Olin Corp.	7,965	454
	Sensient Technologies Corp.	4,899	366
	Mosaic Co.	7,107	365
*	TimkenSteel Corp.	17,937	335
*	LSB Industries Inc.	20,299	313
	Mueller Industries Inc.	4,181	288
*	Uranium Energy Corp.	55,904	217
*	US Silica Holdings Inc.	14,517	190
	Timken Co.	2,259	172
	Materion Corp.	1,995	161
*	Intrepid Potash Inc.	3,724	134
*	Piedmont Lithium Inc.	2,082	120
*	Energy Fuels Inc.	14,685	102
*	Clearwater Paper Corp.	2,306	90
	Reliance Steel & Aluminum Co.	391	83
	American Vanguard Corp.	3,475	80
	UFP Industries Inc.	901	74
*	Origin Materials Inc.	8,888	50
			9,336
Consumer Discretionary (9.8%)
*	AutoZone Inc.	850	2,192
*	O'Reilly Automotive Inc.	2,481	2,145
	Dollar General Corp.	5,128	1,311
	McDonald's Corp.	4,677	1,276
	Costco Wholesale Corp.	2,266	1,222
	H&R Block Inc.	24,412	1,067
	Murphy USA Inc.	3,355	992
*	Chipotle Mexican Grill Inc. Class A	494	804
	TJX Cos. Inc.	9,603	769
*	Liberty Media Corp.-Liberty Formula One Class C	10,769	656
*	BJ's Wholesale Club Holdings Inc.	8,127	611
	Yum! Brands Inc.	4,583	590
		Shares	Market Value• ($000)
	Genuine Parts Co.	3,006	551
*	Las Vegas Sands Corp.	10,399	487
*	elf Beauty Inc.	8,583	472
*	American Axle & Manufacturing Holdings Inc.	41,314	430
*	Tesla Inc.	2,209	430
*	Kura Sushi USA Inc. Class A	5,613	369
	Dillard's Inc. Class A	1,006	362
*	Mattel Inc.	19,505	356
	Rush Enterprises Inc. Class A	6,711	346
*	United Airlines Holdings Inc.	7,789	344
*	Chico's FAS Inc.	56,619	332
*	Ulta Beauty Inc.	703	327
	Designer Brands Inc. Class A	19,194	294
*	Trade Desk Inc. Class A	5,636	294
*	Skyline Champion Corp.	5,502	286
*	XPEL Inc.	4,122	283
	World Wrestling Entertainment Inc. Class A	3,491	279
	Texas Roadhouse Inc. Class A	2,770	275
	RCI Hospitality Holdings Inc.	3,006	274
*	Adtalem Global Education Inc.	6,406	266
*	Green Brick Partners Inc.	11,015	266
*	Dave & Buster's Entertainment Inc.	6,654	264
*	Visteon Corp.	1,742	256
	Service Corp. International	3,551	254
*	Bowlero Corp.	18,200	254
	Laureate Education Inc. Class A	23,442	246
	Dick's Sporting Goods Inc.	2,050	245
*	Copa Holdings SA Class A	2,799	245
	Harley-Davidson Inc.	5,110	241
	Marriott International Inc. Class A	1,444	239
*	Instructure Holdings Inc.	9,355	235
	Wingstop Inc.	1,417	234
*	Xponential Fitness Inc. Class A	10,405	230
*	TravelCenters of America Inc.	4,436	227
*	Stride Inc.	6,377	226
*	Dollar Tree Inc.	1,450	218
*	Liberty Media Corp.- Liberty Formula One Class A	3,643	200
	Rollins Inc.	4,663	189
*	Deckers Outdoor Corp.	464	185
	Academy Sports & Outdoors Inc.	3,673	185
	Bloomin' Brands Inc.	8,049	181

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
	Oxford Industries Inc.	1,498	169
	Scholastic Corp.	4,078	168
	Caleres Inc.	6,299	152
	Movado Group Inc.	4,728	152
	A-Mark Precious Metals Inc.	4,224	146
*	Liberty Media Corp.- Liberty Braves Class C	4,235	138
*	Destination XL Group Inc.	20,358	136
	Penske Automotive Group Inc.	967	122
*	Hyatt Hotels Corp. Class A	1,178	118
*	Cavco Industries Inc.	475	109
	Nexstar Media Group Inc. Class A	573	109
	Red Rock Resorts Inc. Class A	2,250	101
*	Lululemon Athletica Inc.	236	90
*	Funko Inc. Class A	9,400	89
	Winmark Corp.	350	84
*	Monarch Casino & Resort Inc.	966	82
*	Driven Brands Holdings Inc.	2,160	66
*	Stoneridge Inc.	2,683	63
	Tractor Supply Co.	263	59
	Churchill Downs Inc.	250	55
*	SeaWorld Entertainment Inc.	882	50
*	Stagwell Inc.	6,410	48
			27,818
Consumer Staples (10.0%)
	McKesson Corp.	7,989	3,049
	General Mills Inc.	23,157	1,975
	Archer-Daniels-Midland Co.	19,198	1,872
	Corteva Inc.	26,934	1,809
	Hershey Co.	7,504	1,765
	CVS Health Corp.	16,420	1,673
	Coca-Cola Co.	24,098	1,533
	Kellogg Co.	16,255	1,186
	Hormel Foods Corp.	25,105	1,180
	PepsiCo Inc.	5,937	1,101
	Flowers Foods Inc.	32,007	962
	Ingles Markets Inc. Class A	9,132	923
	Weis Markets Inc.	9,727	848
*	Celsius Holdings Inc.	6,719	748
	Philip Morris International Inc.	6,742	672
	SpartanNash Co.	19,385	637
	Kroger Co.	11,069	544
	Reynolds Consumer Products Inc.	16,328	522
	Lamb Weston Holdings Inc.	5,996	521
*	Hostess Brands Inc. Class A	19,358	511
	AmerisourceBergen Corp.	2,691	459
	MGP Ingredients Inc.	3,407	426
*,1	Veru Inc.	57,358	326
	Edgewell Personal Care Co.	6,694	289
	Cal-Maine Foods Inc.	4,927	287
	Campbell Soup Co.	5,306	285
*	SunOpta Inc.	29,907	280
*	Chefs' Warehouse Inc.	6,172	240
	Colgate-Palmolive Co.	2,875	223
*	United Natural Foods Inc.	4,488	214
	Brown-Forman Corp. Class B	2,867	209
*	Grocery Outlet Holding Corp.	6,628	201
	Mondelez International Inc. Class A	2,637	178
*	Post Holdings Inc.	1,839	172
	Coca-Cola Consolidated Inc.	273	134
	Kimberly-Clark Corp.	837	114
	Vector Group Ltd.	8,592	95
		Shares	Market Value• ($000)
	Andersons Inc.	2,070	80
*	TreeHouse Foods Inc.	1,495	74
*	Sprouts Farmers Market Inc.	1,911	66
	J M Smucker Co.	346	53
			28,436
Energy (19.9%)
	ConocoPhillips	24,872	3,072
	Marathon Petroleum Corp.	21,218	2,585
	Exxon Mobil Corp.	22,519	2,507
	EOG Resources Inc.	17,524	2,487
	Chevron Corp.	11,814	2,166
	Valero Energy Corp.	15,668	2,094
	Occidental Petroleum Corp.	29,480	2,049
	Devon Energy Corp.	28,803	1,974
	Schlumberger Ltd.	34,721	1,790
	Phillips 66	16,431	1,782
	Pioneer Natural Resources Co.	6,872	1,622
	HF Sinclair Corp.	16,307	1,017
	Targa Resources Corp.	13,460	1,001
*	Enphase Energy Inc.	3,042	975
	Cheniere Energy Inc.	5,435	953
	Marathon Oil Corp.	23,750	727
	EQT Corp.	16,014	679
*	Nabors Industries Ltd. (XNYS)	4,222	668
	APA Corp.	14,029	657
	Texas Pacific Land Corp.	250	648
	Hess Corp.	4,470	643
	Murphy Oil Corp.	13,216	624
	Matador Resources Co.	9,192	610
*	Antero Resources Corp.	16,624	608
	PDC Energy Inc.	7,954	591
	Ovintiv Inc. (XNYS)	10,518	587
*	First Solar Inc.	3,362	580
	ChampionX Corp.	18,766	579
	Patterson-UTI Energy Inc.	31,920	573
	NOV Inc.	24,923	560
	Diamondback Energy Inc.	3,759	556
	Williams Cos. Inc.	15,412	535
	DTE Midstream LLC	8,852	534
	SM Energy Co.	12,344	532
*	Southwestern Energy Co.	76,468	529
	Helmerich & Payne Inc.	10,306	526
	CVR Energy Inc.	13,114	483
*	Tidewater Inc.	15,501	471
	Coterra Energy Inc.	16,605	463
*	Kosmos Energy Ltd.	65,892	438
	Range Resources Corp.	15,146	437
	CONSOL Energy Inc.	5,601	434
	Northern Oil and Gas Inc.	11,227	409
*	Denbury Inc.	4,450	399
*	Peabody Energy Corp.	12,442	397
*	Amplify Energy Corp.	47,017	389
	Warrior Met Coal Inc.	10,386	382
*	Weatherford International plc	8,712	378
	Alpha Metallurgical Resources Inc.	2,152	369
*	W&T Offshore Inc.	53,633	368
*	Par Pacific Holdings Inc.	15,426	361
[1]	HighPeak Energy Inc.	14,625	351
	Arch Resources Inc.	2,254	349
	New Fortress Energy Inc. Class A	6,778	345
	Civitas Resources Inc.	4,825	325
	Comstock Resources Inc.	17,599	323
*	SandRidge Energy Inc.	15,841	323
*,1	NextDecade Corp.	59,070	321

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
	Chord Energy Corp.	2,064	315
*	TETRA Technologies Inc.	81,573	311
*	Helix Energy Solutions Group Inc.	46,539	297
*	NexTier Oilfield Solutions Inc.	29,106	297
	PBF Energy Inc. Class A	7,412	295
*	Laredo Petroleum Inc.	4,134	264
*	Valaris Ltd.	3,735	247
*	Earthstone Energy Inc. Class A	14,967	237
	Solaris Oilfield Infrastructure Inc. Class A	21,435	235
*	Borr Drilling Ltd.	50,188	234
*	NOW Inc.	18,606	232
*	Talos Energy Inc.	11,825	232
*	Noble Corp. plc	6,209	231
*	Ameresco Inc. Class A	3,426	224
*	SilverBow Resources Inc.	6,330	221
[1]	Sitio Royalties Corp.	6,954	219
	Magnolia Oil & Gas Corp. Class A	7,884	206
*	CNX Resources Corp.	11,747	204
*	Shoals Technologies Group Inc. Class A	6,870	199
	Permian resources Corp. Class A	18,935	192
	Berry Corp.	20,719	187
	SunCoke Energy Inc.	21,507	182
*	MRC Global Inc.	15,311	180
*	Tellurian Inc.	65,580	176
*	Golar LNG Ltd.	6,917	173
*	Centrus Energy Corp. Class A	4,351	165
	Delek US Holdings Inc.	5,159	160
*	Expro Group Holdings NV	8,738	152
	VAALCO Energy Inc.	29,113	151
	Kinetik Holdings Inc. Class A	4,170	142
*	Array Technologies Inc.	6,635	139
*	REX American Resources Corp.	4,095	121
*	Gulfport Energy Corp.	1,491	121
	Arcosa Inc.	1,943	119
	California Resources Corp.	2,108	96
	Cactus Inc. Class A	1,577	86
	Select Energy Services Inc. Class A	7,210	59
			56,436
Financials (13.7%)
	Unum Group	47,785	2,016
	American Financial Group Inc.	11,100	1,579
	Chubb Ltd.	7,101	1,559
	Progressive Corp.	11,760	1,554
	FNB Corp.	107,728	1,519
	CVB Financial Corp.	39,736	1,140
	Reinsurance Group of America Inc.	6,675	964
	W R Berkley Corp.	12,450	950
	M&T Bank Corp.	5,108	868
	ServisFirst Bancshares Inc.	11,423	866
	Safety Insurance Group Inc.	8,699	798
	Aon plc Class A (XNYS)	2,512	774
	American International Group Inc.	11,457	723
	Assured Guaranty Ltd.	10,378	691
	Kinsale Capital Group Inc.	2,175	670
	Marsh & McLennan Cos. Inc.	3,842	665
*	Genworth Financial Inc. Class A	125,560	632
		Shares	Market Value• ($000)
	City Holding Co.	5,912	603
	First BanCorp (XNYS)	38,650	594
	Travelers Cos. Inc.	3,118	592
	Employers Holdings Inc.	12,287	571
	Hancock Whitney Corp.	10,336	567
	Erie Indemnity Co. Class A	1,946	550
	LPL Financial Holdings Inc.	2,178	516
	Principal Financial Group Inc.	5,659	507
	WesBanco Inc.	12,334	499
	Globe Life Inc.	4,140	497
	First Citizens BancShares Inc. Class A	594	485
	Berkshire Hills Bancorp Inc.	14,779	461
	White Mountains Insurance Group Ltd.	320	435
	BancFirst Corp.	4,023	410
	Bank OZK	8,701	402
	Washington Federal Inc.	10,691	377
	NBT Bancorp Inc.	8,107	374
*	EZCorp. Inc. Class A	35,543	356
	Towne Bank	10,777	348
*	Brighthouse Financial Inc.	6,041	337
	Nelnet Inc. Class A	3,358	331
	Comerica Inc.	4,398	316
	Hanmi Financial Corp.	11,671	316
	Stock Yards Bancorp Inc.	4,249	315
	Amalgamated Financial Corp.	11,713	312
	Brown & Brown Inc.	5,218	311
*	StoneX Group Inc.	3,052	310
*	Ryan Specialty Holdings Inc.	7,254	292
*	Blucora Inc.	11,441	287
	East West Bancorp Inc.	4,043	284
	Arthur J Gallagher & Co.	1,407	280
	Federal Agricultural Mortgage Corp. Class C	2,217	279
	Flushing Financial Corp.	13,030	272
	Provident Financial Services Inc.	11,987	270
	Heritage Financial Corp.	8,103	267
	Banner Corp.	3,763	266
	FactSet Research Systems Inc.	570	263
	SouthState Corp.	2,937	258
	United Bankshares Inc.	5,831	250
	Cullen/Frost Bankers Inc.	1,682	244
	1st Source Corp.	3,980	227
	UMB Financial Corp.	2,530	216
	Westamerica BanCorp	3,454	213
	Washington Trust Bancorp Inc.	4,143	206
	QCR Holdings Inc.	3,804	200
*	Ambac Financial Group Inc.	12,162	198
*	Palomar Holdings Inc.	3,095	194
	OFG Bancorp	6,565	190
*	Berkshire Hathaway Inc. Class B	557	177
	Stellar Bancorp Inc.	5,237	177
	Enterprise Financial Services Corp.	3,334	174
	Horace Mann Educators Corp.	4,387	169
	International Bancshares Corp.	3,212	169
	United Fire Group Inc.	5,461	167
	Raymond James Financial Inc.	1,419	166
	RLI Corp.	1,220	159
*	Enova International Inc.	3,719	150

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
	Cboe Global Markets Inc.	1,136	144
	Lakeland Financial Corp.	1,726	136
	Horizon Bancorp Inc.	7,941	129
	TriCo Bancshares	2,196	120
	Byline Bancorp Inc.	5,125	117
	Hanover Insurance Group Inc.	795	117
	Fulton Financial Corp.	6,231	116
	CNA Financial Corp.	2,672	114
	Northwest Bancshares Inc.	7,400	113
	HarborOne Bancorp Inc.	7,475	109
	Old Republic International Corp.	3,978	97
	Preferred Bank	1,235	93
	First Bancorp (XNGS)	1,841	90
*	Texas Capital Bancshares Inc.	1,507	90
	Commerce Bancshares Inc.	1,136	85
	Univest Financial Corp.	2,896	82
	Home BancShares Inc.	3,185	81
	Southside Bancshares Inc.	2,138	78
	Sandy Spring Bancorp Inc.	2,216	77
*	Nicolet Bankshares Inc.	905	75
	Trustmark Corp.	1,914	70
*	Mr Cooper Group Inc.	1,525	69
	Dime Community Bancshares Inc.	1,920	68
	Central Pacific Financial Corp.	3,166	67
	Ares Management Corp. Class A	708	55
	Pinnacle Financial Partners Inc.	613	51
*	Encore Capital Group Inc.	983	50
	Bank of NT Butterfield & Son Ltd.	1,362	47
			38,864
Health Care (19.2%)
	UnitedHealth Group Inc.	5,311	2,909
	Merck & Co. Inc.	22,527	2,481
	AbbVie Inc.	15,173	2,446
*	Vertex Pharmaceuticals Inc.	7,550	2,389
	Eli Lilly & Co.	5,589	2,074
	Elevance Health Inc.	3,512	1,872
*	Regeneron Pharmaceuticals Inc.	2,306	1,733
*	Centene Corp.	19,729	1,717
	Bristol-Myers Squibb Co.	20,667	1,659
	Cigna Corp.	4,754	1,564
	Amgen Inc.	5,049	1,446
	Humana Inc.	2,162	1,189
	Gilead Sciences Inc.	10,258	901
*	Sarepta Therapeutics Inc.	5,532	679
*	Molina Healthcare Inc.	1,875	631
*	Neurocrine Biosciences Inc.	4,949	629
*	Alnylam Pharmaceuticals Inc.	2,832	625
	Thermo Fisher Scientific Inc.	1,106	620
*	Lantheus Holdings Inc.	9,799	608
	Cardinal Health Inc.	7,547	605
*	United Therapeutics Corp.	2,094	586
*	Ionis Pharmaceuticals Inc.	14,339	585
*	Apellis Pharmaceuticals Inc.	11,145	556
*	Acadia Healthcare Co. Inc.	6,225	554
*	Axsome Therapeutics Inc.	7,593	549
*	Shockwave Medical Inc.	1,947	494
*	ADMA Biologics Inc.	145,865	487
*	CTI BioPharma Corp.	78,818	474
*	TransMedics Group Inc.	7,454	461
*	Catalyst Pharmaceuticals Inc.	27,223	457
*	BioMarin Pharmaceutical Inc.	4,197	424
		Shares	Market Value• ($000)
*	Karuna Therapeutics Inc.	1,785	420
*	Geron Corp. (XNGS)	180,609	419
*	UFP Technologies Inc.	3,462	416
*	HealthEquity Inc.	6,529	414
*	Theravance Biopharma Inc.	36,446	392
*	Prometheus Biosciences Inc.	9,327	383
*	Option Care Health Inc.	11,926	359
*	Adicet Bio Inc.	19,531	355
*	Cogent Biosciences Inc.	27,955	352
*	Chinook Therapeutics Inc.	15,458	350
*	Halozyme Therapeutics Inc.	6,101	349
*	Revance Therapeutics Inc.	16,039	348
*	Viridian Therapeutics Inc.	13,731	347
*	Immunovant Inc.	26,328	345
*	Evolent Health Inc. Class A	11,211	323
*	Akero Therapeutics Inc.	6,893	321
*	Ventyx Biosciences Inc.	10,842	314
	SIGA Technologies Inc.	33,553	308
*	Haemonetics Corp.	3,493	298
*	Syndax Pharmaceuticals Inc.	11,976	287
*	Kiniksa Pharmaceuticals Ltd. Class A	16,939	285
*	Nuvalent Inc. Class A	8,634	284
*	Krystal Biotech Inc.	3,586	279
*	NextGen Healthcare Inc.	13,259	276
*	Cytokinetics Inc.	6,462	275
*	Sage Therapeutics Inc.	6,638	272
*	Dyne Therapeutics Inc.	23,191	271
*	Intra-Cellular Therapies Inc.	4,883	265
*	Axonics Inc.	3,829	262
*	Incyte Corp.	3,226	257
*	Vaxcyte Inc.	5,506	254
*	PTC Therapeutics Inc.	6,078	252
*	iRhythm Technologies Inc.	2,216	242
*	DICE Therapeutics Inc.	6,900	240
*	Deciphera Pharmaceuticals Inc.	14,563	232
*	PROCEPT BioRobotics Corp.	5,417	232
*	IVERIC bio Inc.	9,752	230
*	Cutera Inc.	4,812	229
*	Relmada Therapeutics Inc.	48,511	226
*	Glaukos Corp.	4,784	223
	Pfizer Inc.	4,389	220
*	Harmony Biosciences Holdings Inc.	3,688	220
*	Day One Biopharmaceuticals Inc.	10,372	220
*	Liquidia Corp.	42,542	214
*	Mersana Therapeutics Inc.	31,633	211
	Royalty Pharma plc Class A	4,697	207
*	Corcept Therapeutics Inc.	7,875	199
*	Jazz Pharmaceuticals plc	1,265	198
*	FibroGen Inc.	13,260	191
*	Gossamer Bio Inc.	22,047	189
*	DocGo Inc.	25,760	189
*	Prothena Corp. plc	3,011	188
*	Addus HomeCare Corp.	1,678	185
*	Cerevel Therapeutics Holdings Inc.	6,308	183
*	Travere Thrapeutics Inc.	9,077	183
*	CorVel Corp.	1,179	180
*	Privia Health Group Inc.	7,456	178
*	Amicus Therapeutics Inc.	14,432	175
*	Amphastar Pharmaceuticals Inc.	5,691	168
*	Point Biopharma Global Inc.	24,676	168
*	Kezar Life Sciences Inc.	20,187	158

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
*	Design Therapeutics Inc.	11,162	156
*,1	Tricida Inc.	644,295	155
*	Axogen Inc.	14,075	154
*	Arcutis Biotherapeutics Inc.	8,952	154
	Ensign Group Inc.	1,588	151
*	Verve Therapeutics Inc.	6,344	147
*	Crinetics Pharmaceuticals Inc.	8,026	143
*	Treace Medical Concepts Inc.	6,055	140
*	Esperion Therapeutics Inc.	20,394	137
*	Biogen Inc.	438	134
*	Dynavax Technologies Corp.	10,736	133
	Danaher Corp.	484	132
*	Silk Road Medical Inc.	2,463	131
*	Supernus Pharmaceuticals Inc.	3,487	128
*	Seres Therapeutics Inc.	18,294	119
*	Intercept Pharmaceuticals Inc.	7,864	117
*,1	Cassava Sciences Inc.	3,328	116
*	ImmunoGen Inc.	21,595	112
*	Mirum Pharmaceuticals Inc.	5,935	111
*	Avidity Biosciences Inc.	9,355	109
*	Kura Oncology Inc.	6,847	108
	Becton Dickinson and Co.	415	103
*	AnaptysBio Inc.	3,540	98
*	Nkarta Inc.	11,110	94
*	Prestige Consumer Healthcare Inc.	1,493	92
*	Evolus Inc.	12,454	90
*	Rapt Therapeutics Inc.	5,081	90
*	Cano Health Inc.	46,377	88
*	agilon health Inc.	4,891	86
*	Allogene Therapeutics Inc.	8,443	83
*	Avid Bioservices Inc.	5,281	83
*	BioCryst Pharmaceuticals Inc.	5,699	76
*	ACADIA Pharmaceuticals Inc.	4,546	71
	Atrion Corp.	99	60
*	Paragon 28 Inc.	2,767	57
*	Aclaris Therapeutics Inc.	3,698	56
			54,628
Industrials (14.6%)
	Northrop Grumman Corp.	3,828	2,041
	Automatic Data Processing Inc.	5,365	1,417
	General Dynamics Corp.	5,510	1,391
	Lockheed Martin Corp.	2,837	1,377
	Carlisle Cos. Inc.	4,777	1,257
	Huntington Ingalls Industries Inc.	4,750	1,102
	Valmont Industries Inc.	2,821	955
	Jack Henry & Associates Inc.	4,597	870
*	Modine Manufacturing Co.	40,868	865
	Silgan Holdings Inc.	14,445	764
	Griffon Corp.	19,291	681
*	O-I Glass Inc.	41,400	679
*	FTI Consulting Inc.	3,913	676
	WW Grainger Inc.	1,113	671
	EnPro Industries Inc.	5,319	632
*	ExlService Holdings Inc.	3,333	624
	L3Harris Technologies Inc.	2,725	619
	Raytheon Technologies Corp.	6,006	593
*	Fiserv Inc.	5,636	588
	Schneider National Inc. Class B	22,220	572
*	WESCO International Inc.	4,302	555
*	Huron Consulting Group Inc.	7,066	550
		Shares	Market Value• ($000)
	Applied Industrial Technologies Inc.	4,073	540
*	Chart Industries Inc.	3,779	540
*	WillScot Mobile Mini Holdings Corp.	10,994	530
	Paychex Inc.	4,241	526
	Hubbell Inc. Class B	2,065	525
	Curtiss-Wright Corp.	2,948	521
	Booz Allen Hamilton Holding Corp. Class A	4,822	513
*	Hudson Technologies Inc.	44,980	508
*	Target Hospitality Corp.	32,245	466
	Advanced Drainage Systems Inc.	4,671	454
	Triton International Ltd.	6,485	438
*	Cross Country Healthcare Inc.	12,120	434
*	AMN Healthcare Services Inc.	3,474	430
*	CBIZ Inc.	8,538	424
*	Teekay Tankers Ltd. Class A	11,807	398
	International Seaways Inc.	8,966	386
[1]	Flex LNG Ltd.	9,622	362
*	Ardmore Shipping Corp.	23,905	361
	Quanta Services Inc.	2,378	356
	Covenant Logistics Group Inc. Class A	8,955	344
	McGrath RentCorp.	3,509	344
*	International Money Express Inc.	15,765	342
	Scorpio Tankers Inc.	6,655	340
*	Paylocity Holding Corp.	1,526	332
	CRA International Inc.	2,637	325
	Frontline Ltd.	23,302	322
	Encore Wire Corp.	2,184	319
	nVent Electric plc	7,959	318
	Cadre Holdings Inc.	12,113	314
	ICF International Inc.	2,808	304
	DHT Holdings Inc.	29,933	303
	Nordic American Tankers Ltd.	81,425	295
	SFL Corp. Ltd.	29,220	286
*	Fair Isaac Corp.	451	280
*	Atkore Inc.	2,276	278
*	Titan Machinery Inc.	6,229	274
	Cummins Inc.	1,064	267
*	NV5 Global Inc.	1,825	264
*	Titan International Inc.	18,316	263
*	ATI Inc.	8,463	258
*	Dycom Industries Inc.	2,792	255
*	Napco Security Technologies Inc.	9,317	246
	HEICO Corp.	1,509	245
	Veritiv Corp.	1,809	243
	Comfort Systems USA Inc.	1,766	224
*	Air Transport Services Group Inc.	7,949	223
*	CoreCivic Inc.	16,811	223
*	AAR Corp.	4,755	221
	Marten Transport Ltd.	10,315	220
*	GMS Inc.	4,455	219
*	Donnelley Financial Solutions Inc.	5,378	205
*	Energy Recovery Inc.	8,718	202
	Deere & Co.	452	199
*	BlueLinx Holdings Inc.	2,836	197
*	Enovix Corp.	14,975	195
	Belden Inc.	2,368	191
	Dorian LPG Ltd.	9,363	182

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
	Eagle Bulk Shipping Inc.	3,246	167
*	MYR Group Inc.	1,714	164
*	Aersale Corp.	9,940	158
	Golden Ocean Group Ltd.	18,718	158
	Graphic Packaging Holding Co.	6,819	157
*	Verra Mobility Corp. Class A	9,654	153
	CH Robinson Worldwide Inc.	1,468	147
*	Fluor Corp.	4,267	143
	Resources Connection Inc.	7,392	143
	Standex International Corp.	1,341	141
	Wabash National Corp.	5,482	137
*	I3 Verticals Inc. Class A	5,002	132
	GATX Corp.	1,163	131
	ArcBest Corp.	1,560	129
	Moog Inc. Class A	1,469	128
	MDU Resources Group Inc.	3,910	123
*	Kirby Corp.	1,727	121
	AECOM	1,151	98
	Ryder System Inc.	1,023	96
	Kforce Inc.	1,551	92
*	AeroVironment Inc.	763	70
*	Franklin Covey Co.	1,310	68
*	Payoneer Global Inc.	11,387	62
*	PGT Innovations Inc.	2,965	59
*	Babcock & Wilcox Enterprises Inc.	12,458	57
	Cintas Corp.	124	57
*	Hireright Holdings Corp.	3,490	44
			41,388
Real Estate (0.1%)
*	GEO Group Inc.	19,951	236
Technology (6.2%)
*	Palo Alto Networks Inc.	10,713	1,820
*	Cadence Design Systems Inc.	8,189	1,409
*	Synopsys Inc.	3,785	1,285
	Apple Inc.	5,212	772
*	Lattice Semiconductor Corp.	10,501	765
	Amdocs Ltd.	8,388	745
*	Impinj Inc.	5,086	649
*	ON Semiconductor Corp.	7,530	566
	International Business Machines Corp.	3,491	520
*	Qualys Inc.	4,002	494
*	Gartner Inc.	1,355	475
	KBR Inc.	8,233	425
*	Rambus Inc.	10,638	408
	CTS Corp.	9,282	395
*	Photronics Inc.	19,827	373
*	Pure Storage Inc. Class A	12,782	373
*	Super Micro Computer Inc.	4,052	366
*	Wolfspeed Inc.	4,008	364
*,1	GLOBALFOUNDRIES Inc.	5,576	359
*	Sanmina Corp.	4,965	328
*	Agilysys Inc.	4,841	321
	KLA Corp.	759	298
*	PDF Solutions Inc.	8,930	280
*	Parsons Corp.	5,535	274
	Science Applications International Corp.	2,399	264
*	PTC Inc.	2,053	261
	CSG Systems International Inc.	4,053	251
*	Alpha & Omega Semiconductor Ltd.	7,133	250
*	Box Inc. Class A	9,053	249
		Shares	Market Value• ($000)
	Adeia Inc.	22,476	248
*	GoDaddy Inc. Class A	2,711	215
*	Paycor HCM Inc.	6,834	198
*	Model N Inc.	5,071	197
*	Xometry Inc. Class A	4,615	195
	A10 Networks Inc.	9,959	186
	Hackett Group Inc.	6,442	149
*	DoubleVerify Holdings Inc.	4,765	125
*	NetScout Systems Inc.	2,865	107
*	Alteryx Inc. Class A	2,027	91
	Simulations Plus Inc.	2,251	91
*	CACI International Inc. Class A	288	90
*	MACOM Technology Solutions Holdings Inc. Class H	1,259	86
*	Avid Technology Inc.	2,955	83
	Leidos Holdings Inc.	725	79
*	SPS Commerce Inc.	531	76
*	Edgio Inc.	52,420	75
			17,630
Telecommunications (2.1%)
*	T-Mobile US Inc.	8,406	1,273
*	Clearfield Inc.	5,638	742
*	Arista Networks Inc.	4,464	622
*	Iridium Communications Inc.	10,173	540
*	Extreme Networks Inc.	23,217	487
	Motorola Solutions Inc.	1,447	394
*	Digi International Inc.	8,621	366
*	CommScope Holding Co. Inc.	34,124	303
*	Calix Inc.	3,919	279
*	Lightwave Logic Inc.	34,498	274
*	Harmonic Inc.	16,334	251
	Juniper Networks Inc.	6,069	202
*	Globalstar Inc.	87,374	166
	Ubiquiti Inc.	195	58
			5,957
Utilities (0.7%)
	Waste Management Inc.	5,934	995
*	Clean Harbors Inc.	2,188	263
*,1	Vertex Energy Inc.	27,551	228
*,1	NuScale Power Corp.	18,795	205
*	Casella Waste Systems Inc. Class A	1,796	155
			1,846
Total Common Stocks (Cost $245,449)			282,575

U.S. Momentum Factor ETF
		Shares	Market Value• ($000)
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[2,3]	Vanguard Market Liquidity Fund, 3.877% (Cost $3,414)	34,147	3,414
Total Investments (100.8%) (Cost $248,863)			285,989
Other Assets and Liabilities—Net (-0.8%)			(2,134)
Net Assets (100%)			283,855
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,930,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $2,465,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	4	816	48
Micro E-mini S&P 500 Index	December 2022	18	367	7
				55

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Statement of Assets and Liabilities
As of November 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $245,449)	282,575
Affiliated Issuers (Cost $3,414)	3,414
Total Investments in Securities	285,989
Investment in Vanguard	10
Cash Collateral Pledged—Futures Contracts	66
Receivables for Investment Securities Sold	4
Receivables for Accrued Income	419
Receivables for Capital Shares Issued	609
Variation Margin Receivable—Futures Contracts	35
Total Assets	287,132
Liabilities
Due to Custodian	4
Payables for Investment Securities Purchased	793
Collateral for Securities on Loan	2,465
Payables to Vanguard	15
Total Liabilities	3,277
Net Assets	283,855
1 Includes $1,930 of securities on loan.
At November 30, 2022, net assets consisted of:

Paid-in Capital	274,610
Total Distributable Earnings (Loss)	9,245
Net Assets	283,855

Net Assets
Applicable to 2,330,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	283,855
Net Asset Value Per Share	$121.83

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Statement of Operations

Year Ended November 30, 2022
($000)
Investment Income
Income
Dividends[1]	3,805
Interest[2]	15
Securities Lending—Net	40
Total Income	3,860
Expenses
The Vanguard Group—Note B
Investment Advisory Services	124
Management and Administrative	46
Marketing and Distribution	11
Custodian Fees	6
Auditing Fees	28
Shareholders’ Reports	36
Trustees’ Fees and Expenses	—
Professional Services	16
Total Expenses	267
Net Investment Income	3,593
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(15,000)
Futures Contracts	36
Realized Net Gain (Loss)	(14,964)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	5,283
Futures Contracts	39
Change in Unrealized Appreciation (Depreciation)	5,322
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,049)
1	Dividends are net of foreign withholding taxes of less than $1,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $15,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $9,093,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,593	1,153
Realized Net Gain (Loss)	(14,964)	47
Change in Unrealized Appreciation (Depreciation)	5,322	16,403
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,049)	17,603
Distributions
Total Distributions	(3,256)	(717)
Capital Share Transactions
Issued	147,546	124,004
Issued in Lieu of Cash Distributions	—	—
Redeemed	(45,302)	(8,454)
Net Increase (Decrease) from Capital Share Transactions	102,244	115,550
Total Increase (Decrease)	92,939	132,436
Net Assets
Beginning of Period	190,916	58,480
End of Period	283,855	190,916

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,				February 13, 2018[1] to November 30, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$132.12	$106.33	$85.18	$76.73	$75.00
Investment Operations
Net Investment Income[2]	2.072	1.227	.552	.985	.538
Net Realized and Unrealized Gain (Loss) on Investments	(10.460)	25.325	21.279	8.336	1.489
Total from Investment Operations	(8.388)	26.552	21.831	9.321	2.027
Distributions
Dividends from Net Investment Income	(1.902)	(.762)	(.681)	(.871)	(.297)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.902)	(.762)	(.681)	(.871)	(.297)
Net Asset Value, End of Period	$121.83	$132.12	$106.33	$85.18	$76.73
Total Return	-6.27%	25.01%	25.91%	12.25%	2.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$284	$191	$58	$32	$33
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	1.76%	0.95%	0.62%	1.24%	0.83%[3]
Portfolio Turnover Rate	88%[4]	103%[4]	115%[4]	118%	53%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF
Notes to Financial Statements
Vanguard U.S. Momentum Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,

U.S. Momentum Factor ETF
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and

U.S. Momentum Factor ETF
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2022, the fund had contributed to Vanguard capital in the amount of $10,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These

U.S. Momentum Factor ETF
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	9,094
Total Distributable Earnings (Loss)	(9,094)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	870
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(28,741)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	37,116
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	3,256	717
Long-Term Capital Gains	—	—
Total	3,256	717
*	Includes short-term capital gains, if any.
As of November 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	248,873
Gross Unrealized Appreciation	42,817
Gross Unrealized Depreciation	(5,701)
Net Unrealized Appreciation (Depreciation)	37,116

U.S. Momentum Factor ETF
E.	During the year ended November 30, 2022, the fund purchased $330,838,000 of investment securities and sold $228,519,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $45,116,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2022, such purchases were $30,000 and sales were $423,000, resulting in net realized loss of $116,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2022 Shares (000)	2021 Shares (000)

Issued	1,260	960
Issued in Lieu of Cash Distributions	—	—
Redeemed	(375)	(65)
Net Increase (Decrease) in Shares Outstanding	885	895
At November 30, 2022, one shareholder was a record or beneficial owner of 30% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in these financial statements.

U.S. Multifactor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Multifactor ETF Net Asset Value	3.73%	9.06%	$15,158
U.S. Multifactor ETF Market Price	3.70	9.06	15,157
Russell 3000 Index	-10.80	10.69	16,272
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2022
	One Year	Since Inception (2/13/2018)
U.S. Multifactor ETF Market Price	3.70%	51.57%
U.S. Multifactor ETF Net Asset Value	3.73	51.58
Russell 3000 Index	-10.80	62.72
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Multifactor ETF
Fund Allocation
As of November 30, 2022
Basic Materials	4.9%
Consumer Discretionary	14.2
Consumer Staples	8.3
Energy	17.3
Financials	18.5
Health Care	14.0
Industrials	12.8
Real Estate	0.1
Technology	8.7
Telecommunications	1.2
Utilities	0.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Multifactor ETF
Financial Statements
Schedule of Investments
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (4.9%)
	Freeport-McMoRan Inc.	29,541	1,176
	CF Industries Holdings Inc.	5,600	606
	Steel Dynamics Inc.	5,440	565
	Reliance Steel & Aluminum Co.	2,658	562
	Nucor Corp.	3,266	490
	Olin Corp.	8,052	459
	UFP Industries Inc.	5,047	413
	Boise Cascade Co.	5,012	371
	Mosaic Co.	5,865	301
	Dow Inc.	5,788	295
	Chemours Co.	8,962	278
	AdvanSix Inc.	6,715	276
	LyondellBasell Industries NV Class A	3,139	267
	Mueller Industries Inc.	3,788	260
	Southern Copper Corp.	3,712	226
*	Clearwater Paper Corp.	5,702	223
	Commercial Metals Co.	4,223	208
	Huntsman Corp.	7,480	208
*	US Silica Holdings Inc.	14,808	194
*	Univar Solutions Inc.	4,775	158
	Cabot Corp.	1,800	132
	Alcoa Corp.	2,487	125
	Timken Co.	1,636	124
	US Steel Corp.	3,434	90
	American Vanguard Corp.	3,699	85
	Westlake Corp.	716	77
	Avient Corp.	1,722	60
	Materion Corp.	697	56
	Fastenal Co.	944	49
	International Paper Co.	677	25
			8,359
Consumer Discretionary (14.1%)
	H&R Block Inc.	27,257	1,191
*	AutoZone Inc.	405	1,044
	Lowe's Cos. Inc.	4,231	899
*	O'Reilly Automotive Inc.	1,040	899
	Costco Wholesale Corp.	1,314	709
	Dillard's Inc. Class A	1,684	606
	Scholastic Corp.	13,575	558
	Dick's Sporting Goods Inc.	3,912	468
*	AutoNation Inc.	3,727	462
*	Perdoceo Education Corp.	30,470	437
	LKQ Corp.	7,514	408
	Genuine Parts Co.	2,151	394
		Shares	Market Value• ($000)
*	American Axle & Manufacturing Holdings Inc.	35,703	372
	Ethan Allen Interiors Inc.	13,010	370
	Lennar Corp. Class A	4,155	365
	Omnicom Group Inc.	4,395	351
	Boyd Gaming Corp.	5,605	344
	Oxford Industries Inc.	3,007	339
	Murphy USA Inc.	1,111	329
*	Capri Holdings Ltd.	5,714	328
	Ralph Lauren Corp. Class A	2,862	324
	Nexstar Media Group Inc. Class A	1,688	320
	Fox Corp. Class A	9,449	307
*	SeaWorld Entertainment Inc.	5,145	294
*	BJ's Wholesale Club Holdings Inc.	3,813	287
*	Cars.com Inc.	18,649	276
	Macy's Inc.	11,476	270
	Movado Group Inc.	8,396	270
*	Monarch Casino & Resort Inc.	3,173	269
	Travel + Leisure Co.	6,792	264
	Hibbett Inc.	3,867	258
	International Game Technology plc	10,458	257
	Penske Automotive Group Inc.	1,970	249
	Service Corp. International	3,393	242
	Haverty Furniture Cos. Inc.	7,644	241
	Interpublic Group of Cos. Inc.	7,028	241
*	NVR Inc.	51	237
	Rush Enterprises Inc. Class A	4,546	234
*	ODP Corp.	4,734	228
*	Bowlero Corp.	16,057	224
	Tapestry Inc.	5,775	218
	BorgWarner Inc. (XNYS)	4,986	212
	Williams-Sonoma Inc.	1,746	204
	Thor Industries Inc.	2,325	200
	Whirlpool Corp.	1,346	197
	PulteGroup Inc.	4,360	195
*	Skyline Champion Corp.	3,626	188
	Signet Jewelers Ltd.	2,892	188
*	TravelCenters of America Inc.	3,663	187
*	United Airlines Holdings Inc.	4,214	186
*	Dave & Buster's Entertainment Inc.	4,526	179
	Academy Sports & Outdoors Inc.	3,537	179
*	Green Brick Partners Inc.	7,304	177
	Group 1 Automotive Inc.	909	176
	Buckle Inc.	3,682	162

U.S. Multifactor ETF
		Shares	Market Value• ($000)
*	Cavco Industries Inc.	695	160
	Entravision Communications Corp. Class A	28,838	160
	Advance Auto Parts Inc.	1,051	159
*	Deckers Outdoor Corp.	398	159
*	Master Craft Boat Holdings Inc.	5,782	149
	Acushnet Holdings Corp.	3,167	144
	Sonic Automotive Inc. Class A	2,634	140
	eBay Inc.	3,066	139
	Jack in the Box Inc.	1,821	132
*	Mattel Inc.	7,250	132
	Gentex Corp.	4,311	125
*	Chico's FAS Inc.	20,658	121
	Rent-A-Center Inc.	4,782	115
	Strategic Education Inc.	1,370	112
*	MarineMax Inc.	3,358	111
	La-Z-Boy Inc.	4,038	110
*	Knowles Corp.	6,977	109
*	Ulta Beauty Inc.	230	107
*	American Airlines Group Inc.	7,068	102
*	Brinker International Inc.	3,020	101
	Ford Motor Co.	7,262	101
*	Asbury Automotive Group Inc.	511	96
*	Malibu Boats Inc. Class A	1,597	92
	Bloomin' Brands Inc.	3,939	89
	Guess? Inc.	4,272	89
	Shoe Carnival Inc.	3,339	88
*	Taylor Morrison Home Corp. Class A	2,875	87
	PVH Corp.	1,274	86
	A-Mark Precious Metals Inc.	2,480	86
	Harley-Davidson Inc.	1,815	85
	News Corp. Class B	4,351	85
*	Genesco Inc.	1,549	81
*	Golden Entertainment Inc.	1,809	80
	Dine Brands Global Inc.	1,058	79
	Kontoor Brands Inc.	1,776	77
*	Thryv Holdings Inc.	3,978	76
*	Funko Inc. Class A	7,874	75
*	G-III Apparel Group Ltd.	3,463	75
*	Stride Inc.	2,101	74
	Cato Corp. Class A	6,681	69
	HNI Corp.	2,378	69
	Matthews International Corp. Class A	2,176	69
	Winnebago Industries Inc.	1,139	67
	Caleres Inc.	2,746	66
	Designer Brands Inc. Class A	4,157	64
	Laureate Education Inc. Class A	5,968	62
*	Meritage Homes Corp.	653	56
	John Wiley & Sons Inc. Class A	1,173	56
	Interface Inc. Class A	4,943	53
	News Corp. Class A	2,446	47
	Newell Brands Inc.	3,270	42
*	Copart Inc.	618	41
*	Tri Pointe Homes Inc.	2,041	38
	Best Buy Co. Inc.	361	31
			24,031
Consumer Staples (8.3%)
	Altria Group Inc.	37,558	1,750
	McKesson Corp.	3,937	1,503
	Philip Morris International Inc.	11,756	1,172
	Kimberly-Clark Corp.	7,154	970
	CVS Health Corp.	8,945	911
	Kroger Co.	14,944	735
		Shares	Market Value• ($000)
	SpartanNash Co.	20,323	668
	Colgate-Palmolive Co.	8,567	664
	Ingles Markets Inc. Class A	6,415	649
	Tyson Foods Inc. Class A	9,653	640
	Weis Markets Inc.	7,309	637
	Vector Group Ltd.	47,001	522
	General Mills Inc.	5,383	459
	Archer-Daniels-Midland Co.	4,440	433
	Nu Skin Enterprises Inc. Class A	6,941	290
	Kellogg Co.	3,923	286
	Flowers Foods Inc.	8,967	270
	Molson Coors Beverage Co. Class B	4,841	267
	Cal-Maine Foods Inc.	3,780	220
	PepsiCo Inc.	1,132	210
	Coca-Cola Consolidated Inc.	393	193
	AmerisourceBergen Corp.	973	166
	Kraft Heinz Co.	3,256	128
*	Sprouts Farmers Market Inc.	2,571	88
*	Pilgrim's Pride Corp.	3,222	84
	Casey's General Stores Inc.	326	79
	Campbell Soup Co.	1,368	73
	Edgewell Personal Care Co.	1,488	64
	John B Sanfilippo & Son Inc.	535	45
			14,176
Energy (17.2%)
	Exxon Mobil Corp.	18,206	2,027
	Chevron Corp.	10,802	1,980
	EOG Resources Inc.	12,403	1,760
	Pioneer Natural Resources Co.	5,523	1,303
	Occidental Petroleum Corp.	17,239	1,198
	ConocoPhillips	8,712	1,076
	Valero Energy Corp.	7,140	954
	Cheniere Energy Inc.	4,924	863
	Marathon Petroleum Corp.	7,083	863
	Devon Energy Corp.	12,423	851
	Marathon Oil Corp.	23,649	724
	CONSOL Energy Inc.	8,782	680
	Northern Oil and Gas Inc.	15,961	581
	Civitas Resources Inc.	8,440	569
*	W&T Offshore Inc.	65,184	448
	PDC Energy Inc.	5,916	440
	EQT Corp.	9,942	422
	APA Corp.	8,768	411
	Chord Energy Corp.	2,664	406
[1]	Sitio Royalties Corp.	12,861	406
	Phillips 66	3,722	404
	SunCoke Energy Inc.	47,024	398
*	Antero Resources Corp.	10,500	384
	California Resources Corp.	8,446	383
*	Helix Energy Solutions Group Inc.	56,706	362
	Helmerich & Payne Inc.	6,862	350
*	ProPetro Holding Corp.	31,075	341
	Targa Resources Corp.	4,533	337
*	Southwestern Energy Co.	48,377	335
	ChampionX Corp.	10,789	333
	Patterson-UTI Energy Inc.	17,273	310
	Murphy Oil Corp.	6,494	307
	Warrior Met Coal Inc.	8,162	301
	RPC Inc.	31,423	291
	Schlumberger Ltd.	5,464	282
	Range Resources Corp.	9,488	274
	CVR Energy Inc.	7,049	260
	HF Sinclair Corp.	4,136	258
*	NexTier Oilfield Solutions Inc.	24,680	251

U.S. Multifactor ETF
		Shares	Market Value• ($000)
*	SandRidge Energy Inc.	12,278	250
	Ovintiv Inc. (XNYS)	4,446	248
	Comstock Resources Inc.	12,816	235
	SM Energy Co.	5,320	229
*	Talos Energy Inc.	11,348	223
	PBF Energy Inc. Class A	5,388	214
	VAALCO Energy Inc.	41,090	213
	Matador Resources Co.	3,051	202
*	NOW Inc.	15,847	198
	Coterra Energy Inc.	6,911	193
*	Kosmos Energy Ltd.	27,545	183
	Delek US Holdings Inc.	5,797	180
	Diamondback Energy Inc.	1,216	180
*	Denbury Inc.	1,920	172
	Arch Resources Inc.	1,076	166
*	Par Pacific Holdings Inc.	7,064	165
	Antero Midstream Corp.	14,477	164
	Texas Pacific Land Corp.	60	156
	Magnolia Oil & Gas Corp. Class A	5,907	154
	Liberty Energy Inc. Class A	9,163	151
*	REX American Resources Corp.	4,493	133
*	Golar LNG Ltd.	5,265	132
*	Earthstone Energy Inc. Class A	7,347	116
*	Expro Group Holdings NV	6,377	111
	Berry Corp.	11,528	104
*	Noble Corp. plc	2,789	104
*	Oceaneering International Inc.	6,799	103
*	Oil States International Inc.	15,097	102
	Select Energy Services Inc. Class A	12,369	101
	Kinetik Holdings Inc. Class A	2,950	100
*	SilverBow Resources Inc.	2,396	84
	Hess Corp.	296	43
*	Newpark Resources Inc.	10,149	41
	Baker Hughes Co. Class A	1,074	31
	Solaris Oilfield Infrastructure Inc. Class A	16	—
			29,304
Financials (18.5%)
	MetLife Inc.	13,364	1,025
	Bank of New York Mellon Corp.	21,224	974
	Wells Fargo & Co.	19,689	944
	American International Group Inc.	14,935	943
	Aon plc Class A (XNYS)	2,689	829
	Morgan Stanley	8,643	804
	First Financial Corp.	13,152	632
	Unum Group	14,103	595
	CNO Financial Group Inc.	25,177	591
	Travelers Cos. Inc.	3,065	582
	Associated Banc-Corp.	20,268	499
*	PRA Group Inc.	14,155	487
	First Financial Bancorp	18,400	486
	Fidelity National Financial Inc.	11,143	450
	Jefferies Financial Group Inc.	11,544	439
	First BanCorp (XNYS)	27,962	430
	MGIC Investment Corp.	31,089	427
	Hope Bancorp Inc.	30,896	421
	Allstate Corp.	3,069	411
	Ameriprise Financial Inc.	1,221	405
	First Commonwealth Financial Corp.	27,408	403
	Hartford Financial Services Group Inc.	5,053	386
	Principal Financial Group Inc.	4,256	382
		Shares	Market Value• ($000)
	OFG Bancorp	12,933	375
	City Holding Co.	3,673	374
	Northwest Bancshares Inc.	23,620	361
*	Enstar Group Ltd.	1,614	352
	Voya Financial Inc.	5,219	344
	SLM Corp.	19,568	342
	HarborOne Bancorp Inc.	23,059	337
	Popular Inc.	4,527	331
*	Mr Cooper Group Inc.	7,176	324
	WesBanco Inc.	7,879	319
	Dime Community Bancshares Inc.	8,934	319
*,1	Credit Acceptance Corp.	667	316
	Nelnet Inc. Class A	3,100	305
	Aflac Inc.	4,226	304
	Radian Group Inc.	15,273	299
	Central Pacific Financial Corp.	13,978	296
	Heritage Financial Corp.	8,954	295
	CNA Financial Corp.	6,822	290
*	Encore Capital Group Inc.	5,664	285
	HomeStreet Inc.	10,433	285
	NBT Bancorp Inc.	6,001	277
	Discover Financial Services	2,517	273
	Comerica Inc.	3,744	269
	Equitable Holdings Inc.	8,480	269
	Navient Corp.	16,036	266
	BOK Financial Corp.	2,510	263
	Hanmi Financial Corp.	9,576	259
	Washington Federal Inc.	7,016	247
	Provident Financial Services Inc.	10,847	244
	PennyMac Financial Services Inc.	4,071	243
	Byline Bancorp Inc.	10,460	238
	Employers Holdings Inc.	5,106	237
	Fulton Financial Corp.	12,663	235
	Kearny Financial Corp.	23,313	225
	Assured Guaranty Ltd.	3,295	219
	Great Southern Bancorp Inc.	3,439	215
	Houlihan Lokey Inc. Class A	2,138	210
	Midland States Bancorp Inc.	7,602	205
	Sandy Spring Bancorp Inc.	5,812	202
	Cathay General Bancorp	4,315	201
	Flushing Financial Corp.	9,594	200
	Bank of NT Butterfield & Son Ltd.	5,711	199
	RLI Corp.	1,519	198
	First American Financial Corp.	3,603	197
	Federal Agricultural Mortgage Corp. Class C	1,523	192
	LPL Financial Holdings Inc.	805	191
	Piper Sandler Cos.	1,311	188
	Safety Insurance Group Inc.	1,995	183
	QCR Holdings Inc.	3,341	176
	Chubb Ltd.	779	171
	Commerce Bancshares Inc.	2,223	167
	Federated Hermes Inc.	4,406	167
	Southside Bancshares Inc.	4,519	164
*	NMI Holdings Inc. Class A	7,372	159
	Northfield Bancorp Inc.	9,782	156
	White Mountains Insurance Group Ltd.	112	152
	S&T Bancorp Inc.	3,977	149
	American Equity Investment Life Holding Co.	3,621	147
	Primerica Inc.	974	145
	Hancock Whitney Corp.	2,533	139

U.S. Multifactor ETF
		Shares	Market Value• ($000)
	TrustCo Bank Corp. NY	3,526	137
	RenaissanceRe Holdings Ltd.	704	133
	Amalgamated Financial Corp.	4,789	128
	1st Source Corp.	2,198	125
	Brookline Bancorp Inc.	8,483	121
	Affiliated Managers Group Inc.	728	117
	Virtu Financial Inc. Class A	5,274	117
	Zions Bancorp NA	2,232	116
	Preferred Bank	1,521	115
	Globe Life Inc.	930	112
	Park National Corp.	708	107
	Assurant Inc.	799	102
	Enact Holdings Inc.	4,032	100
	OceanFirst Financial Corp.	4,121	96
	ServisFirst Bancshares Inc.	1,219	92
	Berkshire Hills Bancorp Inc.	2,915	91
	Trustmark Corp.	2,483	91
	Essent Group Ltd.	2,258	91
	Reinsurance Group of America Inc.	624	90
	OneMain Holdings Inc.	2,267	89
	UMB Financial Corp.	984	84
	Banner Corp.	973	69
	Origin Bancorp Inc.	1,647	67
	FNB Corp.	4,663	66
	BankUnited Inc.	1,743	64
	Washington Trust Bancorp Inc.	1,190	59
	Ally Financial Inc.	2,159	58
	BancFirst Corp.	552	56
	Horizon Bancorp Inc.	3,326	54
	Loews Corp.	936	54
	Eagle Bancorp Inc.	1,087	51
	Virtus Investment Partners Inc.	257	50
*	Arch Capital Group Ltd.	793	48
	Oppenheimer Holdings Inc. Class A	1,130	47
	Stewart Information Services Corp.	990	44
	Franklin Resources Inc.	1,618	43
	KeyCorp	1,838	35
	Independent Bank Corp.	1,298	32
			31,386
Health Care (13.9%)
	Bristol-Myers Squibb Co.	25,355	2,036
	Pfizer Inc.	36,426	1,826
*	Regeneron Pharmaceuticals Inc.	2,108	1,585
	AbbVie Inc.	8,435	1,360
	Elevance Health Inc.	2,414	1,287
	Gilead Sciences Inc.	14,584	1,281
	Cigna Corp.	2,975	978
	UnitedHealth Group Inc.	1,737	951
	Amgen Inc.	3,190	914
*	Vertex Pharmaceuticals Inc.	2,887	913
*	Moderna Inc.	5,143	905
	Merck & Co. Inc.	7,803	859
	Johnson & Johnson	3,555	633
*	Hologic Inc.	7,880	600
	HCA Healthcare Inc.	2,425	583
*	Centene Corp.	6,477	564
	Humana Inc.	944	519
*	Catalyst Pharmaceuticals Inc.	30,525	512
	Cardinal Health Inc.	6,085	488
*	Molina Healthcare Inc.	1,450	488
*	Biogen Inc.	1,183	361
	Organon & Co.	13,789	359
	Quest Diagnostics Inc.	2,245	341
		Shares	Market Value• ($000)
	Premier Inc. Class A	9,001	300
*	Innoviva Inc.	22,261	292
*	United Therapeutics Corp.	1,001	280
*	Lantheus Holdings Inc.	4,377	272
	Eli Lilly & Co.	588	218
*	Medpace Holdings Inc.	950	199
*	iTeos Therapeutics Inc.	9,515	192
*	QuidelOrtho Corp.	2,081	182
	SIGA Technologies Inc.	19,203	176
*	CorVel Corp.	773	118
	Laboratory Corp. of America Holdings	452	109
	Chemed Corp.	195	101
*	Shockwave Medical Inc.	400	101
*	Jazz Pharmaceuticals plc	620	97
*	NextGen Healthcare Inc.	4,504	94
*	Amphastar Pharmaceuticals Inc.	2,975	88
*	Corcept Therapeutics Inc.	3,490	88
*	AbCellera Biologics Inc.	6,831	88
*	Exelixis Inc.	5,119	87
	Patterson Cos. Inc.	2,888	82
*	Henry Schein Inc.	653	53
	Abbott Laboratories	404	44
*	Computer Programs and Systems Inc.	1,438	43
*	AngioDynamics Inc.	2,182	28
			23,675
Industrials (12.7%)
	American Express Co.	5,409	852
	Lockheed Martin Corp.	969	470
	Louisiana-Pacific Corp.	7,126	455
*	Builders FirstSource Inc.	6,688	428
*	Titan Machinery Inc.	9,525	419
	Covenant Logistics Group Inc. Class A	10,255	394
	Paychex Inc.	3,138	389
	Dorian LPG Ltd.	19,310	376
	Snap-on Inc.	1,536	370
	Resources Connection Inc.	18,933	365
	Automatic Data Processing Inc.	1,378	364
	Accenture plc Class A	1,154	347
	General Dynamics Corp.	1,366	345
*	AMN Healthcare Services Inc.	2,649	328
	Schneider National Inc. Class B	12,606	325
	Encore Wire Corp.	2,166	316
*	FTI Consulting Inc.	1,808	312
	Scorpio Tankers Inc.	6,010	307
*	Hub Group Inc. Class A	3,621	305
	SFL Corp. Ltd.	31,041	304
*	Ardmore Shipping Corp.	19,506	294
	Marten Transport Ltd.	13,557	289
	Ryder System Inc.	3,031	283
*	ExlService Holdings Inc.	1,461	273
*	United Rentals Inc.	755	267
	Owens Corning	2,990	266
	ArcBest Corp.	3,139	260
*	Cross Country Healthcare Inc.	7,244	259
	Old Dominion Freight Line Inc.	844	255
*	Saia Inc.	1,041	254
*	Teekay Tankers Ltd. Class A	7,542	254
	Crane Holdings Co.	2,346	249
	L3Harris Technologies Inc.	1,069	243
	Acuity Brands Inc.	1,206	227
	Insperity Inc.	1,894	224
*	MYR Group Inc.	2,317	221

U.S. Multifactor ETF
		Shares	Market Value• ($000)
	Moog Inc. Class A	2,535	221
	AGCO Corp.	1,660	220
*	Modine Manufacturing Co.	10,360	219
	EMCOR Group Inc.	1,311	203
	Jack Henry & Associates Inc.	1,066	202
	Quanex Building Products Corp.	8,496	202
	International Seaways Inc.	4,696	202
	United Parcel Service Inc. Class B (XNYS)	1,014	192
	McGrath RentCorp.	1,944	191
	Advanced Drainage Systems Inc.	1,957	190
	Kforce Inc.	3,217	190
	ICF International Inc.	1,726	187
	Apogee Enterprises Inc.	3,695	178
	Heidrick & Struggles International Inc.	6,004	178
	Triton International Ltd.	2,586	174
	Cummins Inc.	689	173
	Greif Inc. Class A	2,442	172
*	CoreCivic Inc.	12,845	171
	Simpson Manufacturing Co. Inc.	1,832	170
	Insteel Industries Inc.	5,730	169
*	Atkore Inc.	1,335	163
	Werner Enterprises Inc.	3,717	163
	Kronos Worldwide Inc.	16,952	156
	Kelly Services Inc. Class A	9,042	154
	Eagle Materials Inc.	1,114	152
	Matson Inc.	2,336	149
	Crown Holdings Inc.	1,743	143
*	AAR Corp.	2,933	137
	Belden Inc.	1,666	134
	Textainer Group Holdings Ltd.	4,358	133
	Genco Shipping & Trading Ltd.	8,889	132
*	TrueBlue Inc.	6,004	130
*	GMS Inc.	2,624	129
	Wabash National Corp.	5,056	127
	Knight-Swift Transportation Holdings Inc.	2,223	123
	Expeditors International of Washington Inc.	1,052	122
	Synchrony Financial	3,183	120
	WW Grainger Inc.	191	115
	CRA International Inc.	910	112
	CSW Industrials Inc.	914	111
*	Aersale Corp.	6,982	111
	Myers Industries Inc.	4,723	110
	Hubbell Inc. Class B	429	109
	Nordic American Tankers Ltd.	28,801	104
	DHT Holdings Inc.	10,126	103
	Applied Industrial Technologies Inc.	773	102
*	TriNet Group Inc.	1,366	99
	Heartland Express Inc.	5,862	98
	Landstar System Inc.	566	98
	CH Robinson Worldwide Inc.	954	96
	Watts Water Technologies Inc. Class A	608	96
*	Keysight Technologies Inc.	523	95
	Booz Allen Hamilton Holding Corp. Class A	880	94
	H&E Equipment Services Inc.	2,206	92
	Safe Bulkers Inc.	32,289	92
	JB Hunt Transport Services Inc.	484	89
	Franklin Electric Co. Inc.	1,044	87
		Shares	Market Value• ($000)
*	O-I Glass Inc.	5,283	87
	Western Union Co.	5,851	86
*	Sterling Infrastructure Inc.	2,591	85
	Forward Air Corp.	708	80
[1]	Flex LNG Ltd.	2,127	80
	Badger Meter Inc.	673	78
	ManpowerGroup Inc.	866	76
	Kadant Inc.	387	75
	Berry Global Group Inc.	1,263	74
*	Conduent Inc.	17,255	70
	Westrock Co.	1,858	70
*	Air Transport Services Group Inc.	2,338	66
	Golden Ocean Group Ltd.	7,868	66
	Watsco Inc.	241	65
	Korn Ferry	1,081	62
	Robert Half International Inc.	766	60
*	Beacon Roofing Supply Inc.	1,000	58
	Costamare Inc.	5,931	57
*	WESCO International Inc.	357	46
	Comfort Systems USA Inc.	353	45
	Standex International Corp.	397	42
*	Masonite International Corp.	548	41
	ABM Industries Inc.	874	41
	Packaging Corp. of America	214	29
*	XPO Logistics Inc.	492	19
*	RXO Inc.	492	9
			21,640
Real Estate (0.1%)
	Newmark Group Inc. Class A	9,197	78
*	Anywhere Real Estate Inc.	7,680	58
*	CBRE Group Inc. Class A	527	42
			178
Technology (8.7%)
	International Business Machines Corp.	6,681	995
	Broadcom Inc.	1,473	812
	Jabil Inc.	10,367	748
*	Cadence Design Systems Inc.	3,844	661
	HP Inc.	15,827	475
	Cognizant Technology Solutions Corp. Class A	7,573	471
	Amdocs Ltd.	5,239	466
*	ON Semiconductor Corp.	6,135	461
	KLA Corp.	1,161	457
*	Axcelis Technologies Inc.	5,566	445
*	Photronics Inc.	21,125	397
*	Onto Innovation Inc.	4,640	371
	Apple Inc.	2,448	362
*	Arrow Electronics Inc.	3,275	356
	Amkor Technology Inc.	11,882	333
*,1	GLOBALFOUNDRIES Inc.	5,062	326
	QUALCOMM Inc.	2,477	313
	Dell Technologies Inc. Class C	6,832	306
*	Alphabet Inc. Class C	2,876	292
*	Gartner Inc.	824	289
	Gen Digital Inc.	12,166	279
*	DXC Technology Co.	9,072	269
*	Sanmina Corp.	3,840	254
*	Allscripts Healthcare Solutions Inc.	13,379	253
	CSG Systems International Inc.	3,558	220
*	Diodes Inc.	2,320	214
	Vishay Intertechnology Inc.	9,242	213
	Applied Materials Inc.	1,926	211
	A10 Networks Inc.	10,328	193

U.S. Multifactor ETF
		Shares	Market Value• ($000)
*	Cohu Inc.	5,344	191
*	Box Inc. Class A	6,535	179
	Monolithic Power Systems Inc.	467	178
	Texas Instruments Inc.	793	143
*	Qualys Inc.	1,154	142
	Kulicke & Soffa Industries Inc.	2,768	133
	Adeia Inc.	12,029	133
*	Lattice Semiconductor Corp.	1,751	128
*	SMART Global Holdings Inc.	7,335	124
	Teradyne Inc.	1,316	123
*	Avid Technology Inc.	4,290	121
*	CACI International Inc. Class A	381	119
*	Rambus Inc.	2,793	107
	Hewlett Packard Enterprise Co.	6,277	105
	NetApp Inc.	1,541	104
*	Super Micro Computer Inc.	1,115	101
*	Cirrus Logic Inc.	1,291	97
	CTS Corp.	2,183	93
*	NetScout Systems Inc.	2,399	89
*	NCR Corp.	3,610	86
*	Qorvo Inc.	815	81
*	Alphabet Inc. Class A	796	80
*	Consensus Cloud Solutions Inc.	1,407	80
	Methode Electronics Inc.	1,619	74
*	ePlus Inc.	1,462	73
*	Pure Storage Inc. Class A	2,389	70
*	Fabrinet	516	69
*	Vivid Seats Inc. Class A	8,079	63
*	PC Connection Inc.	1,069	59
*	FormFactor Inc.	2,263	52
	Xperi Inc.	4,811	52
*	F5 Inc.	308	48
	Hackett Group Inc.	1,696	39
			14,778
Telecommunications (1.2%)
	Cisco Systems Inc.	13,688	681
	AT&T Inc.	18,386	354
		Shares	Market Value• ($000)
*	Clearfield Inc.	2,645	348
	Juniper Networks Inc.	6,067	202
*	Extreme Networks Inc.	5,016	105
	Adtran Holdings Inc.	4,889	99
*	CommScope Holding Co. Inc.	10,811	96
*	WideOpenWest Inc.	4,345	45
*	Lumentum Holdings Inc.	731	40
	Lumen Technologies Inc.	4,003	22
			1,992
Utilities (0.0%)
*	Heritage-Crystal Clean Inc.	1,335	42
Total Common Stocks (Cost $143,967)			169,561
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[2,3]	Vanguard Market Liquidity Fund, 3.877% (Cost $1,275)	12,750	1,275
Total Investments (100.3%) (Cost $145,242)			170,836
Other Assets and Liabilities—Net (-0.3%)			(579)
Net Assets (100%)			170,257
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $988,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $1,001,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2022	29	592	54

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Statement of Assets and Liabilities
As of November 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $143,967)	169,561
Affiliated Issuers (Cost $1,275)	1,275
Total Investments in Securities	170,836
Investment in Vanguard	6
Cash Collateral Pledged—Futures Contracts	28
Receivables for Accrued Income	369
Receivables for Capital Shares Issued	6,306
Variation Margin Receivable—Futures Contracts	17
Total Assets	177,562
Liabilities
Payables for Investment Securities Purchased	6,293
Collateral for Securities on Loan	1,001
Payables to Vanguard	11
Total Liabilities	7,305
Net Assets	170,257
1 Includes $988 of securities on loan.
At November 30, 2022, net assets consisted of:

Paid-in Capital	163,073
Total Distributable Earnings (Loss)	7,184
Net Assets	170,257

Net Assets
Applicable to 1,620,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	170,257
Net Asset Value Per Share	$105.10

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Statement of Operations

Year Ended November 30, 2022
($000)
Investment Income
Income
Dividends[1]	3,345
Interest[2]	6
Securities Lending—Net	—
Total Income	3,351
Expenses
The Vanguard Group—Note B
Investment Advisory Services	88
Management and Administrative	83
Marketing and Distribution	6
Custodian Fees	4
Auditing Fees	28
Shareholders’ Reports	29
Trustees’ Fees and Expenses	—
Professional Services	16
Total Expenses	254
Expenses Paid Indirectly	(1)
Net Expenses	253
Net Investment Income	3,098
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	3,107
Futures Contracts	(39)
Realized Net Gain (Loss)	3,068
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,311
Futures Contracts	51
Change in Unrealized Appreciation (Depreciation)	1,362
Net Increase (Decrease) in Net Assets Resulting from Operations	7,528
1	Dividends are net of foreign withholding taxes of $3,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, less than $1,000, less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $6,398,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,098	1,364
Realized Net Gain (Loss)	3,068	3,068
Change in Unrealized Appreciation (Depreciation)	1,362	15,645
Net Increase (Decrease) in Net Assets Resulting from Operations	7,528	20,077
Distributions
Total Distributions	(2,850)	(1,170)
Capital Share Transactions
Issued	83,650	31,503
Issued in Lieu of Cash Distributions	—	—
Redeemed	(28,351)	(2,076)
Net Increase (Decrease) from Capital Share Transactions	55,299	29,427
Total Increase (Decrease)	59,977	48,334
Net Assets
Beginning of Period	110,280	61,946
End of Period	170,257	110,280

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,				February 13, 2018[1] to November 30, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$103.55	$79.93	$79.60	$76.07	$75.00
Investment Operations
Net Investment Income[2]	2.188	1.534	1.191	1.340	1.007
Net Realized and Unrealized Gain (Loss) on Investments	1.467	23.442	.372	3.458	.543
Total from Investment Operations	3.655	24.976	1.563	4.798	1.550
Distributions
Dividends from Net Investment Income	(2.105)	(1.356)	(1.233)	(1.268)	(.480)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.105)	(1.356)	(1.233)	(1.268)	(.480)
Net Asset Value, End of Period	$105.10	$103.55	$79.93	$79.60	$76.07
Total Return	3.73%	31.43%	2.35%	6.46%	2.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$170	$110	$62	$90	$76
Ratio of Total Expenses to Average Net Assets	0.18%[3]	0.18%	0.19%[3]	0.19%[3]	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	2.21%	1.56%	1.66%	1.79%	1.59%[4]
Portfolio Turnover Rate	33%[5]	75%[5]	95%[5]	98%	64%
1	Inception.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.18%.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF
Notes to Financial Statements
Vanguard U.S. Multifactor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

U.S. Multifactor ETF
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and

U.S. Multifactor ETF
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2022, the fund had contributed to Vanguard capital in the amount of $6,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These

U.S. Multifactor ETF
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	6,397
Total Distributable Earnings (Loss)	(6,397)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	697
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(19,107)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	25,594
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	2,850	1,170
Long-Term Capital Gains	—	—
Total	2,850	1,170
*	Includes short-term capital gains, if any.
As of November 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	145,242
Gross Unrealized Appreciation	30,736
Gross Unrealized Depreciation	(5,142)
Net Unrealized Appreciation (Depreciation)	25,594
F.	During the year ended November 30, 2022, the fund purchased $130,128,000 of investment securities and sold $74,713,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $28,301,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

U.S. Multifactor ETF
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2022, such purchases were $221,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2022 Shares (000)	2021 Shares (000)

Issued	840	315
Issued in Lieu of Cash Distributions	—	—
Redeemed	(285)	(25)
Net Increase (Decrease) in Shares Outstanding	555	290
H.	Management has determined that no events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in these financial statements.

U.S. Quality Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Quality Factor ETF Net Asset Value	-7.15%	10.13%	$15,883
U.S. Quality Factor ETF Market Price	-7.21	10.13	15,883
Russell 3000 Index	-10.80	10.69	16,272
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2022
	One Year	Since Inception (2/13/2018)
U.S. Quality Factor ETF Market Price	-7.21%	58.83%
U.S. Quality Factor ETF Net Asset Value	-7.15	58.83
Russell 3000 Index	-10.80	62.72
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Quality Factor ETF
Fund Allocation
As of November 30, 2022
Basic Materials	3.4%
Consumer Discretionary	16.0
Consumer Staples	5.6
Energy	9.0
Financials	16.2
Health Care	14.6
Industrials	17.2
Real Estate	0.5
Technology	15.9
Telecommunications	1.6
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Quality Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Basic Materials (3.4%)
	Freeport-McMoRan Inc.	20,301	808
	Mueller Industries Inc.	10,696	736
	Fastenal Co.	12,475	643
	CF Industries Holdings Inc.	5,762	623
	UFP Industries Inc.	7,245	593
	US Steel Corp.	15,660	412
	Olin Corp.	5,507	314
	Sylvamo Corp.	5,811	314
	Boise Cascade Co.	4,193	311
	Ryerson Holding Corp.	10,540	311
	Innospec Inc.	2,644	293
	Steel Dynamics Inc.	2,553	265
	Nucor Corp.	1,750	262
*	TimkenSteel Corp.	12,264	229
	Reliance Steel & Aluminum Co.	1,062	224
*	Clearwater Paper Corp.	3,251	127
	American Vanguard Corp.	5,455	126
*	Ingevity Corp.	1,520	119
	Alcoa Corp.	1,800	90
	AdvanSix Inc.	2,089	86
	Commercial Metals Co.	448	22
	Orion Engineered Carbons SA	708	13
			6,921
Consumer Discretionary (15.9%)
	Costco Wholesale Corp.	4,149	2,237
*	Booking Holdings Inc.	1,030	2,142
*	Lululemon Athletica Inc.	5,622	2,138
	Walmart Inc.	12,674	1,932
	Estee Lauder Cos. Inc. Class A	7,115	1,678
*	Airbnb Inc. Class A	15,184	1,551
*	Tesla Inc.	6,512	1,268
*	Grand Canyon Education Inc.	6,849	774
*	PROG Holdings Inc.	38,847	765
	TJX Cos. Inc.	9,241	740
*	Deckers Outdoor Corp.	1,678	669
	Oxford Industries Inc.	5,760	650
*	Ulta Beauty Inc.	1,370	637
*	Capri Holdings Ltd.	9,387	538
*	Expedia Group Inc.	4,944	528
*	Perdoceo Education Corp.	34,779	499
	Genuine Parts Co.	2,574	472
	Rollins Inc.	11,476	464
	Tapestry Inc.	12,258	463
*	Monarch Casino & Resort Inc.	5,103	433
	Macy's Inc.	18,234	429
	Movado Group Inc.	12,447	401
		Shares	Market Value• ($000)
	Rent-A-Center Inc.	15,015	362
	Signet Jewelers Ltd.	5,358	348
*	Master Craft Boat Holdings Inc.	13,403	345
	Ethan Allen Interiors Inc.	12,017	342
	Lennar Corp. Class B	4,678	340
	Ralph Lauren Corp. Class A	2,978	337
*	Skyline Champion Corp.	5,784	301
	Target Corp.	1,708	285
*	BJ's Wholesale Club Holdings Inc.	3,736	281
	Buckle Inc.	6,058	266
*	Under Armour Inc. Class A	26,497	265
*	Chico's FAS Inc.	45,030	264
	Caleres Inc.	10,571	255
*	Knowles Corp.	15,856	247
*	frontdoor Inc.	10,390	243
	Inter Parfums Inc.	2,513	239
*	Sonos Inc.	13,554	238
	Red Rock Resorts Inc. Class A	5,227	236
*	ODP Corp.	4,728	228
*	NVR Inc.	49	227
	Omnicom Group Inc.	2,731	218
*	Coursera Inc.	15,652	218
*	Thryv Holdings Inc.	11,043	212
	Designer Brands Inc. Class A	13,466	206
	Garmin Ltd.	2,080	193
	Scholastic Corp.	4,644	191
	Hibbett Inc.	2,839	189
*	Golden Entertainment Inc.	4,246	188
	Best Buy Co. Inc.	2,143	183
	Tilly's Inc. Class A	18,913	180
	Build-A-Bear Workshop Inc.	7,533	179
*	Abercrombie & Fitch Co. Class A	7,301	175
	H&R Block Inc.	3,683	161
	HNI Corp.	5,386	156
*	Children's Place Inc.	4,287	152
*	Liquidity Services Inc.	8,826	147
*	Malibu Boats Inc. Class A	2,542	147
	Acushnet Holdings Corp.	3,219	146
	John Wiley & Sons Inc. Class A	2,966	141
*	Cars.com Inc.	9,270	137
*	Zumiez Inc.	5,433	126
*	Victoria's Secret & Co.	2,599	120
	Gentex Corp.	4,084	118
	Advance Auto Parts Inc.	773	117
	Steven Madden Ltd.	3,013	104
*	Destination XL Group Inc.	15,279	102

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
*	Duluth Holdings Inc. Class B	11,319	99
	Pool Corp.	277	91
	Tempur Sealy International Inc.	2,705	86
	Columbia Sportswear Co.	885	79
	Rush Enterprises Inc. Class A	1,449	75
	Entravision Communications Corp. Class A	13,379	74
	Electronic Arts Inc.	543	71
*	MarineMax Inc.	2,137	71
*	Cavco Industries Inc.	289	66
*	Mattel Inc.	3,582	65
*	Universal Electronics Inc.	2,954	65
	LKQ Corp.	1,075	58
	Murphy USA Inc.	195	58
*	Gentherm Inc.	790	57
	Tractor Supply Co.	239	54
*	Dorman Products Inc.	588	53
	Interface Inc. Class A	4,799	52
	Matthews International Corp. Class A	1,616	51
*	Visteon Corp.	336	49
	Group 1 Automotive Inc.	230	45
	La-Z-Boy Inc.	1,551	42
*	AutoNation Inc.	333	41
*	Accel Entertainment Inc. Class A	4,080	35
	NIKE Inc. Class B	312	34
*	American Axle & Manufacturing Holdings Inc.	3,087	32
*	Dollar Tree Inc.	124	19
*	elf Beauty Inc.	328	18
	Kontoor Brands Inc.	398	17
			32,820
Consumer Staples (5.5%)
	Colgate-Palmolive Co.	40,621	3,147
	Kimberly-Clark Corp.	7,793	1,057
	PepsiCo Inc.	5,055	938
	AmerisourceBergen Corp.	3,761	642
	Procter & Gamble Co.	4,056	605
	Nu Skin Enterprises Inc. Class A	11,628	485
	Kroger Co.	9,808	483
	Clorox Co.	3,015	448
	Cal-Maine Foods Inc.	6,937	404
	Flowers Foods Inc.	13,168	396
*	Monster Beverage Corp.	3,320	342
	SpartanNash Co.	10,052	330
	Coca-Cola Consolidated Inc.	663	326
	National Beverage Corp.	6,274	323
	John B Sanfilippo & Son Inc.	3,227	273
*	USANA Health Sciences Inc.	4,494	247
	Brown-Forman Corp. Class B	3,237	236
	Lancaster Colony Corp.	1,115	231
	Ingles Markets Inc. Class A	2,158	218
	Casey's General Stores Inc.	369	90
	Tyson Foods Inc. Class A	1,130	75
	Medifast Inc.	552	70
*	United Natural Foods Inc.	355	17
			11,383
Energy (9.0%)
	EOG Resources Inc.	22,979	3,261
	Pioneer Natural Resources Co.	9,743	2,299
	Texas Pacific Land Corp.	597	1,548
	Devon Energy Corp.	16,719	1,146
	Exxon Mobil Corp.	9,177	1,022
	Occidental Petroleum Corp.	10,529	732
		Shares	Market Value• ($000)
*	Denbury Inc.	7,689	690
	SM Energy Co.	14,035	605
	PDC Energy Inc.	6,904	513
	Marathon Oil Corp.	14,514	445
*	Talos Energy Inc.	20,374	400
*	SandRidge Energy Inc.	19,338	394
*	ProPetro Holding Corp.	33,602	369
	Warrior Met Coal Inc.	9,943	366
*	Gulfport Energy Corp.	4,140	336
	Comstock Resources Inc.	17,069	313
[1]	Sitio Royalties Corp.	9,674	305
	Coterra Energy Inc.	10,224	285
	VAALCO Energy Inc.	52,738	273
	ChampionX Corp.	8,612	266
	Alpha Metallurgical Resources Inc.	1,543	264
	Permian resources Corp. Class A	25,411	258
*	Weatherford International plc	5,930	257
	Ovintiv Inc. (XNYS)	4,374	244
	Chord Energy Corp.	1,586	242
	SunCoke Energy Inc.	23,848	202
	PBF Energy Inc. Class A	4,980	198
	Arch Resources Inc.	1,199	186
	CONSOL Energy Inc.	2,315	179
	CVR Energy Inc.	4,620	170
	Magnolia Oil & Gas Corp. Class A	6,472	169
*	Dril-Quip Inc.	6,912	163
*	NOW Inc.	10,185	127
	Chevron Corp.	682	125
*	REX American Resources Corp.	3,279	97
	Ramaco Resources Inc.	7,526	86
	RPC Inc.	2,226	21
			18,556
Financials (16.2%)
	Aon plc Class A (XNYS)	11,144	3,435
	American International Group Inc.	35,856	2,263
	Equitable Holdings Inc.	30,756	976
	OneMain Holdings Inc.	23,972	943
	Ameriprise Financial Inc.	2,798	929
	Virtus Investment Partners Inc.	4,115	798
	Virtu Financial Inc. Class A	33,304	739
	PennyMac Financial Services Inc.	12,097	722
	OFG Bancorp	24,401	707
	Affiliated Managers Group Inc.	4,218	677
	SLM Corp.	38,415	671
	Brightsphere Investment Group Inc.	32,703	666
	Houlihan Lokey Inc. Class A	6,694	658
	Evercore Inc. Class A	5,639	649
	Ally Financial Inc.	23,578	637
	Discover Financial Services	5,841	633
	Principal Financial Group Inc.	6,237	559
	Navient Corp.	33,413	554
*	Mr Cooper Group Inc.	11,937	539
	Federated Hermes Inc.	14,109	536
	Dime Community Bancshares Inc.	14,319	511
	City Holding Co.	5,005	510
*	Enova International Inc.	11,941	482
	WesBanco Inc.	11,568	468
	Moody's Corp.	1,510	450
	First BanCorp (XNYS)	28,968	445

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
	Popular Inc.	5,884	430
	Jackson Financial Inc. Class A	11,478	429
	Allstate Corp.	3,194	428
	Pathward Financial Inc.	9,297	405
*	Ryan Specialty Holdings Inc.	9,080	366
	Piper Sandler Cos.	2,516	361
	Radian Group Inc.	17,322	339
	Oppenheimer Holdings Inc. Class A	8,057	336
	CNO Financial Group Inc.	14,242	334
	First Financial Corp.	6,626	318
	BankUnited Inc.	8,587	315
	American Equity Investment Life Holding Co.	7,208	292
	SEI Investments Co.	4,652	290
	Fidelity National Financial Inc.	7,138	288
	Central Pacific Financial Corp.	12,945	274
	HomeStreet Inc.	10,015	273
	Perella Weinberg Partners Class A	27,809	266
	Cathay General Bancorp	5,457	254
	Banner Corp.	3,503	247
	Tompkins Financial Corp.	2,924	244
	Lakeland Financial Corp.	3,041	240
	BOK Financial Corp.	2,260	237
	Trustmark Corp.	6,208	227
	1st Source Corp.	3,894	222
	Heritage Financial Corp.	6,726	221
	Premier Financial Corp.	7,430	217
*	Bancorp Inc.	6,269	188
	Bank of NT Butterfield & Son Ltd.	5,334	186
	FactSet Research Systems Inc.	381	176
	Hanmi Financial Corp.	6,384	173
	BancFirst Corp.	1,678	171
	PJT Partners Inc. Class A	2,217	171
	Kearny Financial Corp.	17,534	170
	Washington Federal Inc.	4,803	169
*	Ambac Financial Group Inc.	10,258	167
	Berkshire Hills Bancorp Inc.	5,301	165
*	Open Lending Corp. Class A	23,107	163
	Regional Management Corp.	4,848	143
	Jefferies Financial Group Inc.	3,531	134
	Zions Bancorp NA	2,481	129
*	PRA Group Inc.	3,717	128
	HarborOne Bancorp Inc.	7,824	114
	Employers Holdings Inc.	2,260	105
	Byline Bancorp Inc.	4,504	103
	Washington Trust Bancorp Inc.	2,048	102
	Independent Bank Corp.	4,026	99
	Southside Bancshares Inc.	2,273	83
	Sandy Spring Bancorp Inc.	2,126	74
	First Commonwealth Financial Corp.	4,914	72
	Preferred Bank	847	64
	Park National Corp.	419	63
	Artisan Partners Asset Management Inc. Class A	1,789	62
	Assured Guaranty Ltd.	927	62
	First Hawaiian Inc.	2,278	60
	Provident Financial Services Inc.	2,568	58
	Commerce Bancshares Inc.	734	55
	Northfield Bancorp Inc.	3,450	55
	Associated Banc-Corp.	2,164	53
	Hope Bancorp Inc.	3,871	53
	Walker & Dunlop Inc.	548	49
		Shares	Market Value• ($000)
*	Axos Financial Inc.	1,186	48
	Federal Agricultural Mortgage Corp. Class C	332	42
	Atlantic Union Bankshares Corp.	1,149	41
	Cohen & Steers Inc.	615	41
	Curo Group Holdings Corp.	11,123	40
	Primerica Inc.	272	40
	Wells Fargo & Co.	841	40
	LPL Financial Holdings Inc.	153	36
*	Brighthouse Financial Inc.	528	29
	Fifth Third Bancorp	730	27
	Ameris Bancorp	495	26
	First Financial Bancorp	658	17
	Synovus Financial Corp.	209	9
			33,265
Health Care (14.5%)
*	Moderna Inc.	11,542	2,030
*	Vertex Pharmaceuticals Inc.	5,532	1,750
	Johnson & Johnson	9,510	1,693
	UnitedHealth Group Inc.	2,926	1,603
	Gilead Sciences Inc.	16,125	1,416
*	Biogen Inc.	4,259	1,300
*	Regeneron Pharmaceuticals Inc.	1,548	1,164
	Chemed Corp.	2,097	1,090
	AbbVie Inc.	6,367	1,026
	Abbott Laboratories	9,324	1,003
	Amgen Inc.	3,311	948
*	Hologic Inc.	11,193	853
	Bristol-Myers Squibb Co.	10,070	808
	Merck & Co. Inc.	6,750	743
	Humana Inc.	1,202	661
	Pfizer Inc.	12,739	639
*	Molina Healthcare Inc.	1,844	621
*	Lantheus Holdings Inc.	9,780	607
*	Corcept Therapeutics Inc.	21,184	536
*	Vir Biotechnology Inc.	17,815	503
*	CorVel Corp.	3,116	477
	Atrion Corp.	782	473
*	Medpace Holdings Inc.	2,222	466
*	Exelixis Inc.	26,889	459
	Cardinal Health Inc.	5,483	440
*	iTeos Therapeutics Inc.	21,701	437
*	Veeva Systems Inc. Class A	2,056	391
*	Catalyst Pharmaceuticals Inc.	22,531	378
*	Henry Schein Inc.	4,340	351
*	NextGen Healthcare Inc.	16,512	343
	Bruker Corp.	4,969	335
	Eli Lilly & Co.	885	328
*	Masimo Corp.	2,148	311
*	Edwards Lifesciences Corp.	3,980	308
*	Incyte Corp.	3,251	259
	Patterson Cos. Inc.	8,974	255
	SIGA Technologies Inc.	26,521	244
	ResMed Inc.	1,055	243
*	Horizon Therapeutics plc	2,255	226
	Agilent Technologies Inc.	1,407	218
	Quest Diagnostics Inc.	1,436	218
*	AbCellera Biologics Inc.	13,113	169
*	Align Technology Inc.	747	147
*	Haemonetics Corp.	1,698	145
*	Merit Medical Systems Inc.	1,770	127
*	Shockwave Medical Inc.	487	124
*	Vanda Pharmaceuticals Inc.	10,979	120
	LeMaitre Vascular Inc.	2,211	104
*	Joint Corp.	6,829	102

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
*	ACADIA Pharmaceuticals Inc.	6,459	101
*	Emergent BioSolutions Inc.	8,018	99
*	Alkermes plc	3,639	90
*	Globus Medical Inc. Class A	1,021	75
*	United Therapeutics Corp.	214	60
*	Seagen Inc.	479	58
	iRadimed Corp.	1,651	49
	West Pharmaceutical Services Inc.	196	46
*	HealthStream Inc.	1,780	45
*	LivaNova plc	795	44
*	Innoviva Inc.	3,037	40
*	QuidelOrtho Corp.	447	39
			29,938
Industrials (17.1%)
	Paychex Inc.	18,096	2,244
	American Express Co.	12,768	2,012
	Automatic Data Processing Inc.	6,778	1,790
	Accenture plc Class A	4,528	1,363
	Landstar System Inc.	6,625	1,146
	Synchrony Financial	28,207	1,060
*	Trex Co. Inc.	21,153	971
	Jack Henry & Associates Inc.	5,001	947
	Badger Meter Inc.	7,319	848
	Insperity Inc.	6,989	829
	Bread Financial Holdings Inc.	19,336	793
	Robert Half International Inc.	8,556	674
	Expeditors International of Washington Inc.	5,737	666
	Louisiana-Pacific Corp.	10,440	666
*	AMN Healthcare Services Inc.	4,828	597
	A O Smith Corp.	8,203	498
*	Franklin Covey Co.	9,506	494
	Mastercard Inc. Class A	1,383	493
	Toro Co.	4,398	488
	Western Union Co.	30,158	442
	Cognex Corp.	8,611	429
*	Donnelley Financial Solutions Inc.	10,657	407
	Kforce Inc.	6,618	391
	Barrett Business Services Inc.	3,712	365
	Watts Water Technologies Inc. Class A	2,275	360
	Apogee Enterprises Inc.	7,409	357
	Capital One Financial Corp.	3,351	346
	WW Grainger Inc.	557	336
*	ZipRecruiter Inc. Class A	20,312	336
	Marten Transport Ltd.	15,570	332
	Graco Inc.	4,580	320
	Lincoln Electric Holdings Inc.	2,134	316
	Veritiv Corp.	2,292	308
	Donaldson Co. Inc.	5,016	306
*	Forrester Research Inc.	8,586	302
*	Aersale Corp.	18,976	301
	Brady Corp. Class A	5,848	280
	Old Dominion Freight Line Inc.	901	273
*	TrueBlue Inc.	12,620	272
	Resources Connection Inc.	13,946	269
	Encore Wire Corp.	1,792	262
	Nordson Corp.	1,063	251
	Covenant Logistics Group Inc. Class A	6,449	248
	Crane Holdings Co.	2,331	247
*	MYR Group Inc.	2,472	236
	Heidrick & Struggles International Inc.	7,905	235
		Shares	Market Value• ($000)
	Allison Transmission Holdings Inc.	5,107	229
	Acuity Brands Inc.	1,142	215
	Myers Industries Inc.	9,103	212
	CRA International Inc.	1,692	209
	Illinois Tool Works Inc.	894	203
*	NV5 Global Inc.	1,404	203
	Exponent Inc.	1,892	196
	Insteel Industries Inc.	6,447	190
	EMCOR Group Inc.	1,176	182
*	Mettler-Toledo International Inc.	124	182
	Cintas Corp.	386	178
*	Titan Machinery Inc.	4,031	177
	Quanex Building Products Corp.	7,405	176
	Snap-on Inc.	721	173
	JB Hunt Transport Services Inc.	933	172
	Albany International Corp. Class A	1,623	165
	Deluxe Corp.	8,339	161
	Sherwin-Williams Co.	647	161
*	ExlService Holdings Inc.	852	160
*	FARO Technologies Inc.	5,342	160
*	Builders FirstSource Inc.	2,418	155
*	Cross Country Healthcare Inc.	4,252	152
	Hillenbrand Inc.	3,019	151
*	Proto Labs Inc.	5,620	149
*	Napco Security Technologies Inc.	5,627	148
	Owens Corning	1,629	145
*	Keysight Technologies Inc.	787	142
	UniFirst Corp.	730	141
	Watsco Inc.	516	139
*	Gibraltar Industries Inc.	2,605	132
	Forward Air Corp.	1,168	131
	Matson Inc.	1,970	126
*	BlueLinx Holdings Inc.	1,777	123
*	Saia Inc.	502	122
*	Atkore Inc.	993	121
	ManpowerGroup Inc.	1,388	121
*	Modine Manufacturing Co.	5,518	117
	3M Co.	927	117
	Schneider National Inc. Class B	4,387	113
*	Beacon Roofing Supply Inc.	1,878	110
	MSC Industrial Direct Co. Inc. Class A	1,251	107
	Ryder System Inc.	1,139	107
	Standex International Corp.	935	98
	Enerpac Tool Group Corp. Class A	3,895	98
	National Presto Industries Inc.	1,400	97
*	XPO Logistics Inc.	2,243	87
	REV Group Inc.	6,180	86
*	TriNet Group Inc.	1,162	84
	Simpson Manufacturing Co. Inc.	806	75
	Tennant Co.	1,154	73
	Cummins Inc.	271	68
*	Hub Group Inc. Class A	779	66
	CH Robinson Worldwide Inc.	641	64
	Emerson Electric Co.	652	62
	Applied Industrial Technologies Inc.	453	60
*	FTI Consulting Inc.	324	56
*	Waters Corp.	162	56
*	GMS Inc.	1,074	53

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
*	Dycom Industries Inc.	573	52
	Comfort Systems USA Inc.	395	50
*	Zebra Technologies Corp. Class A	181	49
	Franklin Electric Co. Inc.	572	48
	H&E Equipment Services Inc.	1,085	46
*	Conduent Inc.	10,421	42
*	Mohawk Industries Inc.	413	42
	Hubbell Inc. Class B	161	41
	Kadant Inc.	154	30
	AGCO Corp.	174	23
	CSW Industrials Inc.	142	17
*	Vicor Corp.	187	10
			35,312
Real Estate (0.5%)
	Newmark Group Inc. Class A	75,253	638
	Marcus & Millichap Inc.	6,715	250
*	Anywhere Real Estate Inc.	23,813	180
			1,068
Technology (15.8%)
*	Cadence Design Systems Inc.	13,968	2,403
*	Adobe Inc.	6,688	2,307
*	Autodesk Inc.	11,244	2,271
*	Fortinet Inc.	40,679	2,162
	Teradyne Inc.	18,288	1,709
	Apple Inc.	10,099	1,495
	Cognizant Technology Solutions Corp. Class A	18,256	1,136
*	Manhattan Associates Inc.	7,327	923
*	Teradata Corp.	26,437	903
*	MaxLinear Inc.	23,463	859
*	Qualys Inc.	5,984	738
	KLA Corp.	1,674	658
*	Cargurus Inc.	50,099	655
	Power Integrations Inc.	7,862	633
*	Gartner Inc.	1,717	602
*	Smartsheet Inc. Class A	17,891	550
*	Synopsys Inc.	1,587	539
	Texas Instruments Inc.	2,726	492
*	CommVault Systems Inc.	6,900	455
*	Axcelis Technologies Inc.	5,584	446
	NetApp Inc.	6,439	435
*	F5 Inc.	2,785	431
*	Sprout Social Inc. Class A	7,210	428
*	Alphabet Inc. Class A	4,051	409
	Hackett Group Inc.	17,709	409
*	EPAM Systems Inc.	1,019	376
*	SPS Commerce Inc.	2,348	334
*	Paycom Software Inc.	959	325
	A10 Networks Inc.	16,192	303
*	Photronics Inc.	15,562	293
*	ePlus Inc.	5,875	292
	National Instruments Corp.	7,125	292
	CTS Corp.	6,838	291
	Dolby Laboratories Inc. Class A	3,732	279
*	Cirrus Logic Inc.	3,716	278
*	Pinterest Inc. Class A	10,780	274
*	PubMatic Inc. Class A	16,489	258
*	OneSpan Inc.	19,852	250
*	Yelp Inc. Class A	7,525	233
	Amdocs Ltd.	2,519	224
*	ON Semiconductor Corp.	2,808	211
	Advanced Energy Industries Inc.	2,212	205
	Kulicke & Soffa Industries Inc.	4,009	192
	Vishay Intertechnology Inc.	7,473	172
		Shares	Market Value• ($000)
*	Sumo Logic Inc.	21,948	167
	Amkor Technology Inc.	5,836	163
*	DXC Technology Co.	5,464	162
	Monolithic Power Systems Inc.	424	162
*	Cohu Inc.	4,454	160
*	Agilysys Inc.	2,395	159
*	PC Connection Inc.	2,849	158
*	Allscripts Healthcare Solutions Inc.	7,840	148
*	Pure Storage Inc. Class A	4,781	140
	American Software Inc. Class A	9,324	138
*	Qorvo Inc.	1,354	134
*	Vimeo Inc.	29,874	128
*	Onto Innovation Inc.	1,570	125
*	Yext Inc.	22,389	119
	Microsoft Corp.	445	114
	Adeia Inc.	10,272	113
*	PDF Solutions Inc.	3,477	109
	CSG Systems International Inc.	1,713	106
*	Lattice Semiconductor Corp.	1,461	106
	Applied Materials Inc.	950	104
*	TrueCar Inc.	31,592	79
	Shutterstock Inc.	1,446	78
*	Brightcove Inc.	13,082	72
*	SecureWorks Corp. Class A	8,490	61
	Jabil Inc.	780	56
	QUALCOMM Inc.	443	56
*	Allegro MicroSystems Inc.	1,687	52
	Avnet Inc.	1,128	51
*	Arrow Electronics Inc.	449	49
*	ScanSource Inc.	1,645	49
	Lam Research Corp.	76	36
	Intuit Inc.	58	24
*	TechTarget Inc.	310	14
*,2	Yandex NV Class A	1,459	—
			32,522
Telecommunications (1.6%)
	Cisco Systems Inc.	34,704	1,725
*	IDT Corp. Class B	15,162	424
*	Extreme Networks Inc.	15,590	327
	Adtran Holdings Inc.	10,486	212
*	Clearfield Inc.	1,525	201
*	Arista Networks Inc.	831	116
*	Cambium Networks Corp.	4,350	93
*	Calix Inc.	744	53
*	Ciena Corp.	1,004	45
			3,196
Total Common Stocks (Cost $187,145)			204,981

U.S. Quality Factor ETF
		Shares	Market Value• ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[3,4]	Vanguard Market Liquidity Fund, 3.877% (Cost $897)	8,967	897
Total Investments (99.9%) (Cost $188,042)			205,878
Other Assets and Liabilities—Net (0.1%)			170
Net Assets (100%)			206,048
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $62,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $63,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	2	408	23
Micro E-mini S&P 500 Index	December 2022	26	531	22
				45

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Statement of Assets and Liabilities
As of November 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $187,145)	204,981
Affiliated Issuers (Cost $897)	897
Total Investments in Securities	205,878
Investment in Vanguard	8
Cash Collateral Pledged—Futures Contracts	55
Receivables for Investment Securities Sold	2
Receivables for Accrued Income	272
Receivables for Capital Shares Issued	560
Variation Margin Receivable—Futures Contracts	27
Total Assets	206,802
Liabilities
Due to Custodian	2
Payables for Investment Securities Purchased	678
Collateral for Securities on Loan	63
Payables to Vanguard	11
Total Liabilities	754
Net Assets	206,048
1 Includes $62 of securities on loan.
At November 30, 2022, net assets consisted of:

Paid-in Capital	206,074
Total Distributable Earnings (Loss)	(26)
Net Assets	206,048

Net Assets
Applicable to 1,840,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	206,048
Net Asset Value Per Share	$111.98

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Statement of Operations

Year Ended November 30, 2022
($000)
Investment Income
Income
Dividends[1]	2,884
Interest[2]	9
Securities Lending—Net	9
Total Income	2,902
Expenses
The Vanguard Group—Note B
Investment Advisory Services	116
Management and Administrative	40
Marketing and Distribution	10
Custodian Fees	3
Auditing Fees	28
Shareholders’ Reports	28
Trustees’ Fees and Expenses	—
Professional Services	16
Total Expenses	241
Net Investment Income	2,661
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(6,444)
Futures Contracts	(101)
Realized Net Gain (Loss)	(6,545)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(9,124)
Futures Contracts	46
Change in Unrealized Appreciation (Depreciation)	(9,078)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,962)
1	Dividends are net of foreign withholding taxes of $4,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $9,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $11,684,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,661	1,098
Realized Net Gain (Loss)	(6,545)	2,545
Change in Unrealized Appreciation (Depreciation)	(9,078)	14,521
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,962)	18,164
Distributions
Total Distributions	(2,385)	(932)
Capital Share Transactions
Issued	108,666	74,754
Issued in Lieu of Cash Distributions	—	—
Redeemed	(30,853)	(2,908)
Net Increase (Decrease) from Capital Share Transactions	77,813	71,846
Total Increase (Decrease)	62,466	89,078
Net Assets
Beginning of Period	143,582	54,504
End of Period	206,048	143,582

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,				February 13, 2018[1] to November 30, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$122.20	$94.79	$84.21	$78.58	$75.00
Investment Operations
Net Investment Income[2]	1.562	1.403	1.291	1.199	.899
Net Realized and Unrealized Gain (Loss) on Investments	(10.356)	27.292	10.428	5.559	3.266
Total from Investment Operations	(8.794)	28.695	11.719	6.758	4.165
Distributions
Dividends from Net Investment Income	(1.426)	(1.285)	(1.139)	(1.128)	(.585)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.426)	(1.285)	(1.139)	(1.128)	(.585)
Net Asset Value, End of Period	$111.98	$122.20	$94.79	$84.21	$78.58
Total Return	-7.15%	30.42%	14.29%	8.75%	5.52%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$206	$144	$55	$21	$18
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%[3,4]
Ratio of Net Investment Income to Average Net Assets	1.43%	1.21%	1.59%	1.52%	1.40%[3]
Portfolio Turnover Rate	49%[5]	56%[5]	58%	80%	25%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	The ratio of total expenses to average net assets before an expense reduction of 0.04% was 0.17%. The fund incurred higher than anticipated expenses, in which Vanguard voluntarily agreed to assume payment of certain expenses. The fund is not obligated to repay this amount to Vanguard.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF
Notes to Financial Statements
Vanguard U.S. Quality Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,

U.S. Quality Factor ETF
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and

U.S. Quality Factor ETF
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2022, the fund had contributed to Vanguard capital in the amount of $8,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

U.S. Quality Factor ETF
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	204,981	—	—	204,981
Temporary Cash Investments	897	—	—	897
Total	205,878	—	—	205,878
Derivative Financial Instruments
Assets
Futures Contracts[1]	45	—	—	45
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	11,685
Total Distributable Earnings (Loss)	(11,685)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	602
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(18,464)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	17,836

U.S. Quality Factor ETF
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	2,385	932
Long-Term Capital Gains	—	—
Total	2,385	932
*	Includes short-term capital gains, if any.
As of November 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	188,042
Gross Unrealized Appreciation	25,949
Gross Unrealized Depreciation	(8,113)
Net Unrealized Appreciation (Depreciation)	17,836
E.	During the year ended November 30, 2022, the fund purchased $198,457,000 of investment securities and sold $120,863,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $30,778,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2022, such purchases were $1,394,000 and sales were $668,000, resulting in net realized loss of $59,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2022 Shares (000)	2021 Shares (000)

Issued	950	625
Issued in Lieu of Cash Distributions	—	—
Redeemed	(285)	(25)
Net Increase (Decrease) in Shares Outstanding	665	600
At November 30, 2022, one shareholder was a record or beneficial owner of 46% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

U.S. Quality Factor ETF
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in these financial statements.

U.S. Value Factor ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 13, 2018, Through November 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Since Inception (2/13/2018)	Final Value of a $10,000 Investment
U.S. Value Factor ETF Net Asset Value	7.63%	9.52%	$15,464
U.S. Value Factor ETF Market Price	7.54	9.50	15,455
Russell 3000 Index	-10.80	10.69	16,272
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2022
	One Year	Since Inception (2/13/2018)
U.S. Value Factor ETF Market Price	7.54%	54.55%
U.S. Value Factor ETF Net Asset Value	7.63	54.64
Russell 3000 Index	-10.80	62.72
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
See Financial Highlights for dividend and capital gains information.

U.S. Value Factor ETF
Fund Allocation
As of November 30, 2022
Basic Materials	6.9%
Consumer Discretionary	16.4
Consumer Staples	4.9
Energy	11.7
Financials	22.9
Health Care	7.9
Industrials	15.3
Real Estate	0.5
Technology	8.4
Telecommunications	5.1
Utilities	0.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Value Factor ETF
Financial Statements
Schedule of Investments
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Basic Materials (6.9%)
	Freeport-McMoRan Inc.	85,313	3,395
	Reliance Steel & Aluminum Co.	15,333	3,240
	Celanese Corp. Class A	25,306	2,715
	Dow Inc.	52,833	2,693
	US Steel Corp.	88,786	2,334
	Tronox Holdings plc Class A	162,070	2,290
	LyondellBasell Industries NV Class A	24,464	2,080
	Mosaic Co.	36,018	1,848
	Huntsman Corp.	60,311	1,675
	Nucor Corp.	10,361	1,554
	Boise Cascade Co.	18,549	1,373
	Alcoa Corp.	26,576	1,332
	AdvanSix Inc.	31,997	1,317
	Olin Corp.	23,045	1,313
	UFP Industries Inc.	14,865	1,217
	Timken Co.	15,825	1,202
*	Intrepid Potash Inc.	32,380	1,167
	Westlake Corp.	10,298	1,109
	Steel Dynamics Inc.	10,341	1,075
	Ryerson Holding Corp.	35,196	1,038
	Commercial Metals Co.	20,655	1,017
*	Clearwater Paper Corp.	25,272	986
	Koppers Holdings Inc.	32,113	957
*	US Silica Holdings Inc.	70,396	921
*	TimkenSteel Corp.	44,943	840
	CF Industries Holdings Inc.	7,133	772
	SSR Mining Inc. (XTSE)	41,151	624
	Eastman Chemical Co.	6,337	549
	Schnitzer Steel Industries Inc. Class A	15,960	548
*	LSB Industries Inc.	34,180	527
*	Century Aluminum Co.	53,673	484
	Mueller Industries Inc.	6,891	474
	Chemours Co.	15,204	472
	FutureFuel Corp.	44,024	389
	Element Solutions Inc.	9,223	180
	Minerals Technologies Inc.	2,430	147
	International Paper Co.	3,911	145
*	Arconic Corp.	5,266	126
*	Univar Solutions Inc.	1,019	34
			46,159
Consumer Discretionary (16.3%)
	Ford Motor Co.	479,847	6,670
	General Motors Co.	143,788	5,832
		Shares	Market Value• ($000)
	Toll Brothers Inc.	117,509	5,630
*	Taylor Morrison Home Corp. Class A	131,567	3,998
	Macy's Inc.	157,806	3,708
*	AMERCO	56,781	3,587
	Lennar Corp. Class A	37,395	3,284
*	Alaska Air Group Inc.	63,664	3,020
	Foot Locker Inc.	72,667	2,892
*	Asbury Automotive Group Inc.	15,389	2,887
	Fox Corp. Class B	81,754	2,495
*	JetBlue Airways Corp.	307,990	2,452
*	Perdoceo Education Corp.	150,263	2,156
	Fox Corp. Class A	60,507	1,963
	BorgWarner Inc. (XNYS)	45,949	1,953
*	Penn Entertainment Inc.	54,022	1,901
	Group 1 Automotive Inc.	9,702	1,876
	Dana Inc.	100,970	1,778
	Nexstar Media Group Inc. Class A	8,856	1,679
	Tempur Sealy International Inc.	49,938	1,587
	Rent-A-Center Inc.	62,724	1,511
*	Goodyear Tire & Rubber Co.	131,630	1,477
*	Capri Holdings Ltd.	24,307	1,394
	MDC Holdings Inc.	41,847	1,357
*	United Airlines Holdings Inc.	29,648	1,310
	Signet Jewelers Ltd.	19,765	1,285
	Bath & Body Works Inc.	29,545	1,256
	Marriott Vacations Worldwide Corp.	8,122	1,210
	Harley-Davidson Inc.	24,354	1,148
*	ODP Corp.	22,981	1,106
*	Brinker International Inc.	31,907	1,067
	PVH Corp.	14,604	981
*	PROG Holdings Inc.	48,710	959
*	Adtalem Global Education Inc.	22,459	934
*	iHeartMedia Inc. Class A	110,865	891
	News Corp. Class A	46,434	889
*	EW Scripps Co. Class A	55,219	827
	La-Z-Boy Inc.	30,287	825
*	Cars.com Inc.	54,171	801
	Dine Brands Global Inc.	10,697	798
*	AMC Networks Inc. Class A	39,607	791
	Matthews International Corp. Class A	24,614	779
*	SeaWorld Entertainment Inc.	13,551	773
*	OneWater Marine Inc. Class A	22,943	750
	Scholastic Corp.	17,890	736

U.S. Value Factor ETF
		Shares	Market Value• ($000)
*	American Axle & Manufacturing Holdings Inc.	68,895	717
	Sinclair Broadcast Group Inc. Class A	38,028	706
*	Allegiant Travel Co.	8,528	705
	Designer Brands Inc. Class A	45,378	694
*	Container Store Group Inc.	138,591	658
*	Under Armour Inc. Class C	71,144	620
	Boyd Gaming Corp.	10,094	619
*	Tri Pointe Homes Inc.	33,063	610
	Tilly's Inc. Class A	61,219	582
	Rush Enterprises Inc. Class A	10,966	565
	Shoe Carnival Inc.	21,245	561
	Strategic Education Inc.	6,535	535
*	M/I Homes Inc.	11,568	523
	Gray Television Inc.	42,762	500
*	Malibu Boats Inc. Class A	8,502	491
*	Six Flags Entertainment Corp.	19,185	462
*	Green Brick Partners Inc.	18,915	457
*	TravelCenters of America Inc.	8,775	449
	Hibbett Inc.	6,577	438
*	Tupperware Brands Corp.	94,062	436
	LKQ Corp.	7,668	417
*	Vera Bradley Inc.	106,227	404
	AMERCO (XNGS)	6,309	399
	Penske Automotive Group Inc.	3,060	387
*	Chegg Inc.	12,770	381
*	MarineMax Inc.	11,550	381
	A-Mark Precious Metals Inc.	10,750	371
	Movado Group Inc.	11,273	363
*	Sportsman's Warehouse Holdings Inc.	36,937	363
	Haverty Furniture Cos. Inc.	11,296	356
*	Hilton Grand Vacations Inc.	7,595	334
	Graham Holdings Co. Class B	506	326
*	Fossil Group Inc.	67,088	320
	Caleres Inc.	12,926	312
*	Lazydays Holdings Inc.	21,255	294
*	Hovnanian Enterprises Inc. Class A	6,074	292
*	Universal Electronics Inc.	13,338	292
	eBay Inc.	5,700	259
	Build-A-Bear Workshop Inc.	10,591	252
	Lennar Corp. Class B	3,429	249
	Oxford Industries Inc.	2,180	246
*	Crocs Inc.	2,396	242
	Interpublic Group of Cos. Inc.	7,054	242
	Buckle Inc.	5,383	237
[1]	Big 5 Sporting Goods Corp.	18,304	227
*	G-III Apparel Group Ltd.	10,486	227
	PulteGroup Inc.	4,703	211
*	VOXX International Corp. Class A	19,054	209
*	Lands' End Inc.	16,422	190
	Ethan Allen Interiors Inc.	6,338	180
*	AutoZone Inc.	68	175
	Lear Corp.	1,161	167
	Ralph Lauren Corp. Class A	1,461	165
*	Gannett Co. Inc.	66,013	165
	Aaron's Co. Inc.	13,351	163
	Target Corp.	945	158
*	Chico's FAS Inc.	26,003	153
	Omnicom Group Inc.	1,803	144
*	Genesco Inc.	2,748	143
*	Delta Air Lines Inc.	3,773	133
		Shares	Market Value• ($000)
*	Meritage Homes Corp.	1,512	131
*	Mesa Air Group Inc.	76,502	96
*	Audacy Inc. Class A	171,223	49
*	Destination XL Group Inc.	5,041	34
	RCI Hospitality Holdings Inc.	357	32
*	Stride Inc.	874	31
			109,433
Consumer Staples (4.8%)
	CVS Health Corp.	79,990	8,149
	Altria Group Inc.	115,456	5,378
	Kraft Heinz Co.	67,708	2,664
*	Herbalife Nutrition Ltd.	100,748	1,765
	Molson Coors Beverage Co. Class B	28,630	1,578
	Walgreens Boots Alliance Inc.	32,274	1,339
	Philip Morris International Inc.	12,049	1,201
	General Mills Inc.	13,899	1,186
	Archer-Daniels-Midland Co.	11,872	1,158
	McKesson Corp.	2,947	1,125
	Kroger Co.	17,717	871
	Tyson Foods Inc. Class A	12,386	821
	SpartanNash Co.	24,035	790
*	TreeHouse Foods Inc.	15,918	787
	Vector Group Ltd.	55,060	611
	ACCO Brands Corp.	81,644	455
	Fresh Del Monte Produce Inc.	15,167	420
	Edgewell Personal Care Co.	9,695	419
	Seaboard Corp.	97	383
*	Pilgrim's Pride Corp.	11,571	303
*	United Natural Foods Inc.	6,058	289
	Ingredion Inc.	2,207	216
	J M Smucker Co.	1,114	172
	Universal Corp.	2,407	137
*	Hostess Brands Inc. Class A	4,444	117
	Ingles Markets Inc. Class A	1,029	104
*	US Foods Holding Corp.	942	34
			32,472
Energy (11.7%)
	Exxon Mobil Corp.	60,670	6,755
	Marathon Petroleum Corp.	54,973	6,696
	Phillips 66	43,625	4,731
	Valero Energy Corp.	35,325	4,720
	Occidental Petroleum Corp.	61,737	4,290
	Chevron Corp.	20,743	3,802
	EOG Resources Inc.	21,688	3,078
	ConocoPhillips	21,384	2,641
	Civitas Resources Inc.	32,387	2,182
	Pioneer Natural Resources Co.	9,001	2,124
	PDC Energy Inc.	27,809	2,067
*	Callon Petroleum Co.	45,650	1,914
	Murphy Oil Corp.	37,380	1,764
	SM Energy Co.	37,824	1,631
	Coterra Energy Inc.	57,493	1,605
	Diamondback Energy Inc.	10,307	1,526
	Cheniere Energy Inc.	8,663	1,519
	Ovintiv Inc. (XNYS)	25,810	1,439
*	Antero Resources Corp.	38,012	1,389
*	W&T Offshore Inc.	190,859	1,311
	Devon Energy Corp.	19,007	1,302
	Permian resources Corp. Class A	127,139	1,292
*	ProPetro Holding Corp.	112,540	1,236
	Kinder Morgan Inc.	62,591	1,197
*	Laredo Petroleum Inc.	17,968	1,147
	Matador Resources Co.	15,828	1,050

U.S. Value Factor ETF
		Shares	Market Value• ($000)
	EQT Corp.	23,976	1,017
	HF Sinclair Corp.	15,335	956
*	Liberty Energy Inc. Class A	50,794	840
	Berry Corp.	91,731	827
	SunCoke Energy Inc.	97,557	825
*	Helix Energy Solutions Group Inc.	124,461	794
	Alpha Metallurgical Resources Inc.	4,533	776
	Ramaco Resources Inc.	66,814	765
	CONSOL Energy Inc.	9,336	723
	Marathon Oil Corp.	23,572	722
	Warrior Met Coal Inc.	19,083	703
*	Southwestern Energy Co.	93,201	645
*	Bristow Group Inc.	24,048	625
	Equitrans Midstream Corp.	70,501	592
	Range Resources Corp.	20,125	581
	PBF Energy Inc. Class A	10,470	416
*	SandRidge Energy Inc.	19,620	400
	Comstock Resources Inc.	21,666	398
	Antero Midstream Corp.	26,582	301
*	Talos Energy Inc.	11,719	230
*	REX American Resources Corp.	7,431	219
	Archrock Inc.	23,556	205
*	Centrus Energy Corp. Class A	4,396	167
	Delek US Holdings Inc.	4,893	152
	APA Corp.	1,138	53
	Schlumberger Ltd.	849	44
*	Kosmos Energy Ltd.	737	5
			78,389
Financials (22.8%)
	Prudential Financial Inc.	34,839	3,764
	MetLife Inc.	46,578	3,573
	Bank of New York Mellon Corp.	69,030	3,168
	Goldman Sachs Group Inc.	7,750	2,993
	American International Group Inc.	47,263	2,983
	Bank of America Corp.	75,604	2,862
	PacWest Bancorp	99,989	2,612
	PNC Financial Services Group Inc.	15,415	2,594
	Truist Financial Corp.	54,062	2,531
	Citigroup Inc.	51,660	2,501
	Morgan Stanley	25,681	2,390
	Essent Group Ltd.	59,123	2,370
	Wells Fargo & Co.	49,166	2,357
	OceanFirst Financial Corp.	91,936	2,148
	Aflac Inc.	27,489	1,977
	Heartland Financial USA Inc.	40,100	1,956
	Chubb Ltd.	8,748	1,921
	S&T Bancorp Inc.	48,314	1,808
*	Genworth Financial Inc. Class A	358,966	1,806
	OneMain Holdings Inc.	44,483	1,751
	Prosperity Bancshares Inc.	23,031	1,740
	WesBanco Inc.	41,966	1,698
	Provident Financial Services Inc.	73,471	1,655
	Renasant Corp.	40,257	1,641
	Enterprise Financial Services Corp.	30,405	1,591
	US Bancorp	34,444	1,563
	JPMorgan Chase & Co.	11,300	1,561
	FNB Corp.	109,440	1,543
	MGIC Investment Corp.	111,030	1,524
		Shares	Market Value• ($000)
	Dime Community Bancshares Inc.	42,680	1,522
	Washington Federal Inc.	43,043	1,518
	Janus Henderson Group plc	59,842	1,513
	Affiliated Managers Group Inc.	9,262	1,486
	First Financial Bancorp	55,560	1,468
	Radian Group Inc.	70,955	1,389
	Lincoln National Corp.	34,699	1,351
	Hancock Whitney Corp.	24,407	1,338
	Reinsurance Group of America Inc.	9,236	1,334
	Allstate Corp.	9,868	1,321
*	Brighthouse Financial Inc.	23,265	1,297
	Travelers Cos. Inc.	6,765	1,284
	RenaissanceRe Holdings Ltd.	6,798	1,284
	Jefferies Financial Group Inc.	33,354	1,267
	Signature Bank	8,711	1,215
	First Citizens BancShares Inc. Class A	1,482	1,210
	PennyMac Financial Services Inc.	19,798	1,181
	Everest Re Group Ltd.	3,470	1,173
	Cadence Bank	40,384	1,165
	Regions Financial Corp.	48,932	1,136
	Webster Financial Corp.	20,671	1,123
	Navient Corp.	67,207	1,114
	Ameris Bancorp	20,544	1,086
	Hope Bancorp Inc.	79,751	1,086
	Axis Capital Holdings Ltd.	18,708	1,077
*	NMI Holdings Inc. Class A	49,241	1,060
	Towne Bank	32,417	1,047
	Citizens Financial Group Inc.	24,517	1,039
	Bank OZK	22,268	1,028
	Charles Schwab Corp.	11,984	989
	First Busey Corp.	37,395	975
	Atlantic Union Bankshares Corp.	27,199	970
	Nelnet Inc. Class A	9,060	893
	Old Republic International Corp.	36,242	888
	Jackson Financial Inc. Class A	23,627	882
	Pinnacle Financial Partners Inc.	10,363	869
	First Bancorp (XNGS)	17,752	863
	Synovus Financial Corp.	20,067	845
	Zions Bancorp NA	16,184	839
*	Berkshire Hathaway Inc. Class B	2,606	830
	First Financial Corp.	16,908	813
	SouthState Corp.	9,118	801
	Cathay General Bancorp	17,217	800
	Eagle Bancorp Inc.	16,567	781
*	Enova International Inc.	18,970	765
	Univest Financial Corp.	26,944	760
	Carlyle Group Inc.	24,378	760
	CNA Financial Corp.	17,737	755
	Peoples Bancorp Inc.	25,127	754
	Stifel Financial Corp.	11,715	753
	Old National Bancorp	39,244	750
	American Equity Investment Life Holding Co.	18,231	739
	Fulton Financial Corp.	39,565	735
	TrustCo Bank Corp. NY	18,882	733
	Fidelity National Financial Inc.	18,065	729
	Globe Life Inc.	6,048	725
	Huntington Bancshares Inc.	46,491	720

U.S. Value Factor ETF
		Shares	Market Value• ($000)
	Premier Financial Corp.	24,634	719
	United Bankshares Inc.	16,625	713
*	Enstar Group Ltd.	3,204	698
	ConnectOne Bancorp Inc.	26,553	697
	NBT Bancorp Inc.	14,952	690
	Trustmark Corp.	18,653	682
	Flushing Financial Corp.	32,384	676
	Associated Banc-Corp.	27,345	673
	Raymond James Financial Inc.	5,660	662
	BOK Financial Corp.	6,234	653
	Heritage Financial Corp.	19,388	638
	Valley National Bancorp	48,197	610
	TriCo Bancshares	11,059	603
*	StoneX Group Inc.	5,805	589
	KeyCorp	30,940	582
	Principal Financial Group Inc.	6,465	580
*	Customers Bancorp Inc.	17,953	579
	Selective Insurance Group Inc.	6,026	579
	Popular Inc.	7,847	573
	Pacific Premier Bancorp Inc.	15,391	569
	OFG Bancorp	19,227	557
	Hartford Financial Services Group Inc.	7,145	546
	Franklin Resources Inc.	19,964	535
	First American Financial Corp.	9,761	533
	Western Alliance Bancorp	7,674	526
	1st Source Corp.	8,956	511
	Equitable Holdings Inc.	15,709	499
*	Nicolet Bankshares Inc.	5,991	496
	Pathward Financial Inc.	10,799	470
	Universal Insurance Holdings Inc.	42,079	462
	Primerica Inc.	3,078	459
	Banc of California Inc.	26,929	457
	Invesco Ltd.	23,152	442
	Berkshire Hills Bancorp Inc.	13,843	432
	First Commonwealth Financial Corp.	27,641	407
	Banner Corp.	5,679	401
	Comerica Inc.	5,423	389
*	Axos Financial Inc.	9,664	388
	Unum Group	9,176	387
	Brookline Bancorp Inc.	26,905	383
	Northfield Bancorp Inc.	23,715	378
	M&T Bank Corp.	2,193	373
	Horizon Bancorp Inc.	18,917	308
	BGC Partners Inc. Class A	65,976	284
*	Arch Capital Group Ltd.	4,624	277
	Bank of NT Butterfield & Son Ltd.	7,955	277
	Argo Group International Holdings Ltd.	9,490	258
	Sandy Spring Bancorp Inc.	7,339	256
	Discover Financial Services	2,337	253
*	Markel Corp.	181	240
	CNO Financial Group Inc.	9,639	226
	Veritex Holdings Inc.	6,906	226
	HarborOne Bancorp Inc.	14,816	217
	Simmons First National Corp. Class A	9,207	214
	SLM Corp.	11,396	199
	Cullen/Frost Bankers Inc.	1,282	186
*	SiriusPoint Ltd.	27,942	182
*	LendingClub Corp.	17,125	177
	State Street Corp.	2,174	173
		Shares	Market Value• ($000)
	East West Bancorp Inc.	2,429	171
	Home BancShares Inc.	6,708	171
	Employers Holdings Inc.	3,634	169
	Federal Agricultural Mortgage Corp. Class C	1,275	160
	Hanover Insurance Group Inc.	1,077	159
	Stewart Information Services Corp.	3,594	159
	First BanCorp (XNYS)	9,649	148
*	Mr Cooper Group Inc.	3,235	146
*	Silvergate Capital Corp. Class A	5,162	142
*	Texas Capital Bancshares Inc.	2,210	133
	Horace Mann Educators Corp.	3,398	131
	Ally Financial Inc.	4,701	127
*	Oportun Financial Corp.	23,012	127
	Fifth Third Bancorp	3,426	125
	Hanmi Financial Corp.	4,560	123
	American Financial Group Inc.	785	112
	Independent Bank Group Inc.	1,644	108
	Central Pacific Financial Corp.	5,021	106
	First Merchants Corp.	2,222	98
*	Sunlight Financial Holdings Inc.	44,675	81
	BlackRock Inc.	107	77
	Assured Guaranty Ltd.	761	51
			152,982
Health Care (7.9%)
	HCA Healthcare Inc.	21,066	5,060
	Bristol-Myers Squibb Co.	61,659	4,950
*	Centene Corp.	55,275	4,812
	Cigna Corp.	10,758	3,538
	Pfizer Inc.	57,527	2,884
*	Moderna Inc.	16,365	2,879
*	Syneos Health Inc.	79,476	2,804
*	Elanco Animal Health Inc. (XNYS)	197,801	2,546
*	Regeneron Pharmaceuticals Inc.	3,226	2,425
	Universal Health Services Inc. Class B	15,156	1,983
*	QuidelOrtho Corp.	22,484	1,970
	Organon & Co.	72,231	1,879
	Elevance Health Inc.	3,454	1,841
	Gilead Sciences Inc.	20,473	1,798
	DENTSPLY SIRONA Inc.	50,350	1,524
*	Jazz Pharmaceuticals plc	9,474	1,487
	Owens & Minor Inc.	64,678	1,333
	Premier Inc. Class A	28,343	945
*	United Therapeutics Corp.	2,472	692
*	Tenet Healthcare Corp.	14,369	664
*	Emergent BioSolutions Inc.	52,106	641
*	Sotera Health Co.	63,137	527
*	Hologic Inc.	5,244	399
*	Eagle Pharmaceuticals Inc.	10,358	376
*	Avanos Medical Inc.	13,443	362
*	Prestige Consumer Healthcare Inc.	5,817	357
	Quest Diagnostics Inc.	2,042	310
*	Amneal Pharmaceuticals Inc.	108,979	279
*	Pediatrix Medical Group Inc.	16,619	266
*	Biogen Inc.	810	247
*	Computer Programs and Systems Inc.	8,362	247
*	iTeos Therapeutics Inc.	11,172	225
*	Horizon Therapeutics plc	2,105	211

U.S. Value Factor ETF
		Shares	Market Value• ($000)
	Merck & Co. Inc.	1,753	193
*	PetIQ Inc. Class A	11,737	139
	AbbVie Inc.	455	73
			52,866
Industrials (15.2%)
	Fidelity National Information Services Inc.	133,734	9,706
	Ryder System Inc.	43,305	4,049
	FedEx Corp.	19,866	3,620
	Capital One Financial Corp.	31,545	3,257
	Berry Global Group Inc.	54,443	3,190
*	Builders FirstSource Inc.	48,569	3,105
*	Mohawk Industries Inc.	27,700	2,807
*	Fiserv Inc.	26,553	2,771
	Knight-Swift Transportation Holdings Inc.	44,124	2,446
	ManpowerGroup Inc.	27,940	2,445
	Air Lease Corp. Class A	62,734	2,423
	General Dynamics Corp.	9,219	2,327
	Synchrony Financial	60,492	2,273
	Bread Financial Holdings Inc.	54,011	2,216
*	Atkore Inc.	17,768	2,170
	MKS Instruments Inc.	25,620	2,148
*	GXO Logistics Inc.	42,991	2,015
	Triton International Ltd.	26,225	1,769
	Genco Shipping & Trading Ltd.	117,944	1,749
	Owens Corning	18,240	1,620
	Matson Inc.	24,746	1,578
	Louisiana-Pacific Corp.	23,009	1,468
*	Titan Machinery Inc.	33,171	1,461
	ArcBest Corp.	16,286	1,348
	Schneider National Inc. Class B	48,731	1,255
	Patrick Industries Inc.	22,124	1,237
	MDU Resources Group Inc.	37,524	1,182
	Global Payments Inc.	10,164	1,055
*	American Woodmark Corp.	18,430	999
*	O-I Glass Inc.	58,857	966
*	Alight Inc. Class A	109,608	946
	Moog Inc. Class A	10,770	937
	Scorpio Tankers Inc.	18,350	936
*	PayPal Holdings Inc.	11,148	874
*	CoreCivic Inc.	64,259	853
*	BlueLinx Holdings Inc.	11,997	833
	L3Harris Technologies Inc.	3,628	824
	Allison Transmission Holdings Inc.	17,871	801
	Trinseo plc	32,277	796
	Graphic Packaging Holding Co.	33,903	779
*	Conduent Inc.	191,855	775
	Quanex Building Products Corp.	30,571	727
	Covenant Logistics Group Inc. Class A	17,617	676
*	XPO Logistics Inc.	17,325	669
	SFL Corp. Ltd.	66,476	651
*	Sterling Infrastructure Inc.	19,578	641
	Maxar Technologies Inc.	26,251	635
	Textron Inc.	8,751	625
*	United Rentals Inc.	1,744	616
*	AMN Healthcare Services Inc.	4,876	603
	Encore Wire Corp.	3,980	581
*	Repay Holdings Corp. Class A	64,369	570
	PACCAR Inc.	5,284	560
	Brunswick Corp.	7,225	536
	Greif Inc. Class A	7,267	511
		Shares	Market Value• ($000)
*	JELD-WEN Holding Inc.	48,058	497
*	Air Transport Services Group Inc.	17,385	487
	Westrock Co.	12,817	486
	REV Group Inc.	33,407	464
*	Gates Industrial Corp. plc	39,968	464
*	Manitowoc Co. Inc.	44,686	439
*	BrightView Holdings Inc.	61,189	422
	Safe Bulkers Inc.	141,597	404
	Korn Ferry	7,007	400
	DHT Holdings Inc.	37,473	380
	Raytheon Technologies Corp.	3,819	377
	Dorian LPG Ltd.	18,611	362
	Deluxe Corp.	18,557	359
	Acuity Brands Inc.	1,894	357
*	Advantage Solutions Inc.	138,526	344
	Costamare Inc.	35,522	342
	Griffon Corp.	9,327	329
	Textainer Group Holdings Ltd.	10,382	316
*	Mirion Technologies Inc.	49,252	314
*	Tutor Perini Corp.	42,247	302
	Johnson Controls International plc	4,436	295
	Kelly Services Inc. Class A	17,114	291
	Resources Connection Inc.	14,635	282
*	WESCO International Inc.	2,139	276
*	Green Dot Corp. Class A	13,480	275
	ADT Inc.	27,296	255
*	GMS Inc.	5,083	250
	Herc Holdings Inc.	1,922	246
*	Paysafe Ltd.	170,862	243
*	DXP Enterprises Inc.	8,453	218
	EMCOR Group Inc.	1,361	211
*	MasTec Inc.	2,325	211
	Insteel Industries Inc.	7,093	209
*	First Advantage Corp.	14,761	196
	Norfolk Southern Corp.	739	190
*	Summit Materials Inc. Class A	6,004	182
*	Hub Group Inc. Class A	1,935	163
	Kronos Worldwide Inc.	17,404	160
	Werner Enterprises Inc.	3,627	159
	Westinghouse Air Brake Technologies Corp.	1,432	145
	3M Co.	1,142	144
*	Resideo Technologies Inc.	7,991	129
	DuPont de Nemours Inc.	1,796	127
	AGCO Corp.	927	123
	nVent Electric plc	3,059	122
	Regal Rexnord Corp.	890	117
	American Express Co.	712	112
*	Modine Manufacturing Co.	2,917	62
	GATX Corp.	542	61
			101,909
Real Estate (0.5%)
*	Anywhere Real Estate Inc.	167,591	1,265
	Newmark Group Inc. Class A	124,571	1,056
*	Jones Lang LaSalle Inc.	3,440	579
*	GEO Group Inc.	31,962	378
	RE/MAX Holdings Inc. Class A	7,813	163
			3,441
Technology (8.4%)
	Hewlett Packard Enterprise Co.	256,043	4,296
*	Magnite Inc.	343,660	3,818
	HP Inc.	121,813	3,659

U.S. Value Factor ETF
		Shares	Market Value• ($000)
	Skyworks Solutions Inc.	36,183	3,460
*	Qorvo Inc.	29,742	2,952
*	NCR Corp.	118,880	2,838
*	DXC Technology Co.	85,860	2,547
*	Synaptics Inc.	23,909	2,534
*	Semtech Corp.	79,471	2,443
*	Coherent Corp.	61,982	2,273
	Vishay Intertechnology Inc.	80,315	1,850
	Xerox Holdings Corp.	107,300	1,750
*	TTM Technologies Inc.	94,967	1,526
	Amkor Technology Inc.	50,155	1,405
*	Alpha & Omega Semiconductor Ltd.	37,899	1,329
	Adeia Inc.	107,463	1,187
*	Ziff Davis Inc.	11,655	1,075
	Oracle Corp.	12,604	1,046
*	Ultra Clean Holdings Inc.	28,364	1,011
	International Business Machines Corp.	6,405	954
*	CACI International Inc. Class A	3,026	945
	Science Applications International Corp.	8,416	927
*	Digital Turbine Inc.	50,356	919
	Jabil Inc.	12,400	895
	Micron Technology Inc.	14,370	828
*	Photronics Inc.	40,081	754
*	Dropbox Inc. Class A	30,047	708
	Dell Technologies Inc. Class C	13,536	606
	Amdocs Ltd.	6,713	597
*	Sanmina Corp.	8,849	585
*	ScanSource Inc.	16,933	506
	SS&C Technologies Holdings Inc.	8,200	441
*	Cohu Inc.	9,162	328
*	Kimball Electronics Inc.	14,205	328
*	NetScout Systems Inc.	8,080	301
*	Unisys Corp.	69,995	301
*	Rimini Street Inc.	70,418	296
	Cognizant Technology Solutions Corp. Class A	4,225	263
*	Kyndryl Holdings Inc.	22,022	258
*	Arrow Electronics Inc.	2,260	246
	Gen Digital Inc.	9,573	220
*	Upland Software Inc.	27,665	209
*	Consensus Cloud Solutions Inc.	2,988	170
	Avnet Inc.	3,545	160
*	SolarWinds Corp.	17,632	154
		Shares	Market Value• ($000)
	Xperi Inc.	11,286	121
	TD SYNNEX Corp.	768	79
			56,098
Telecommunications (5.0%)
	Comcast Corp. Class A	307,005	11,248
	AT&T Inc.	524,329	10,109
*	Charter Communications Inc. Class A	10,202	3,992
	Verizon Communications Inc.	73,811	2,877
*	DISH Network Corp. Class A	173,283	2,781
*	Liberty Latin America Ltd. Class C	127,442	993
*	CommScope Holding Co. Inc.	52,110	463
*	United States Cellular Corp.	20,227	430
	Cisco Systems Inc.	7,236	360
*	Liberty Latin America Ltd. Class A	39,394	305
*	Consolidated Communications Holdings Inc.	38,786	179
			33,737
Utilities (0.1%)
*	Harsco Corp.	41,822	313
Total Common Stocks (Cost $608,370)			667,799
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 3.877% (Cost $1,770)	17,704	1,770
Total Investments (99.8%) (Cost $610,140)			669,569
Other Assets and Liabilities—Net (0.2%)			1,112
Net Assets (100%)			670,681
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $67,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $70,000 was received for securities on loan, of which $69,000 is held in Vanguard Market Liquidity Fund and $1,000 is held in cash.

U.S. Value Factor ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	11	2,245	19
Micro E-mini S&P 500 Index	December 2022	16	327	(4)
				15

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Statement of Assets and Liabilities
As of November 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $608,370)	667,799
Affiliated Issuers (Cost $1,770)	1,770
Total Investments in Securities	669,569
Investment in Vanguard	26
Cash	1
Cash Collateral Pledged—Futures Contracts	138
Receivables for Accrued Income	1,355
Variation Margin Receivable—Futures Contracts	75
Total Assets	671,164
Liabilities
Due to Custodian	1
Payables for Investment Securities Purchased	342
Collateral for Securities on Loan	70
Payables for Capital Shares Redeemed	34
Payables to Vanguard	36
Total Liabilities	483
Net Assets	670,681
1 Includes $67 of securities on loan.
At November 30, 2022, net assets consisted of:

Paid-in Capital	668,561
Total Distributable Earnings (Loss)	2,120
Net Assets	670,681

Net Assets
Applicable to 6,375,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	670,681
Net Asset Value Per Share	$105.20

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Statement of Operations

Year Ended November 30, 2022
($000)
Investment Income
Income
Dividends[1]	14,735
Interest[2]	33
Securities Lending—Net	39
Total Income	14,807
Expenses
The Vanguard Group—Note B
Investment Advisory Services	349
Management and Administrative	340
Marketing and Distribution	34
Custodian Fees	1
Auditing Fees	28
Shareholders’ Reports	51
Trustees’ Fees and Expenses	—
Other Expenses	17
Total Expenses	820
Expenses Paid Indirectly	(1)
Net Expenses	819
Net Investment Income	13,988
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	29,984
Futures Contracts	(116)
Realized Net Gain (Loss)	29,868
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(11,692)
Futures Contracts	(34)
Change in Unrealized Appreciation (Depreciation)	(11,726)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,130
1	Dividends are net of foreign withholding taxes of $6,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $32,000, ($1,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $79,674,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Statement of Changes in Net Assets

	Year Ended November 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,988	6,528
Realized Net Gain (Loss)	29,868	7,659
Change in Unrealized Appreciation (Depreciation)	(11,726)	52,714
Net Increase (Decrease) in Net Assets Resulting from Operations	32,130	66,901
Distributions
Total Distributions	(12,731)	(5,430)
Capital Share Transactions
Issued	413,815	273,133
Issued in Lieu of Cash Distributions	—	—
Redeemed	(210,797)	(19,466)
Net Increase (Decrease) from Capital Share Transactions	203,018	253,667
Total Increase (Decrease)	222,417	315,138
Net Assets
Beginning of Period	448,264	133,126
End of Period	670,681	448,264

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,				February 13, 2018[1] to November 30, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$99.84	$73.96	$75.51	$74.35	$75.00
Investment Operations
Net Investment Income[2]	2.220	1.923	1.689	1.671	1.276
Net Realized and Unrealized Gain (Loss) on Investments	5.212	25.644	(1.634)	1.053	(1.295)
Total from Investment Operations	7.432	27.567	.055	2.724	(.019)
Distributions
Dividends from Net Investment Income	(2.072)	(1.687)	(1.605)	(1.564)	(.631)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.072)	(1.687)	(1.605)	(1.564)	(.631)
Net Asset Value, End of Period	$105.20	$99.84	$73.96	$75.51	$74.35
Total Return	7.63%	37.51%	0.70%	3.83%	-0.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$671	$448	$133	$81	$37
Ratio of Total Expenses to Average Net Assets	0.13%[3]	0.13%	0.14%[3]	0.14%[3]	0.13%[4]
Ratio of Net Investment Income to Average Net Assets	2.22%	1.98%	2.68%	2.32%	2.05%[4]
Portfolio Turnover Rate	64%[5]	43%[5]	52%[5]	73%	16%
1	Inception.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF
Notes to Financial Statements
Vanguard U.S. Value Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange, Inc.; they can be purchased and sold through a broker. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,

U.S. Value Factor ETF
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and

U.S. Value Factor ETF
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2022, the fund had contributed to Vanguard capital in the amount of $26,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These

U.S. Value Factor ETF
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	79,675
Total Distributable Earnings (Loss)	(79,675)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,065
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(60,124)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	59,179
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	12,731	5,430
Long-Term Capital Gains	—	—
Total	12,731	5,430
*	Includes short-term capital gains, if any.
As of November 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	610,390
Gross Unrealized Appreciation	84,048
Gross Unrealized Depreciation	(24,869)
Net Unrealized Appreciation (Depreciation)	59,179
F.	During the year ended November 30, 2022, the fund purchased $801,611,000 of investment securities and sold $598,155,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $200,862,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

U.S. Value Factor ETF
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2022, such purchases were $3,195,000 and sales were $1,669,000, resulting in net realized loss of $464,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2022 Shares (000)	2021 Shares (000)

Issued	4,035	2,895
Issued in Lieu of Cash Distributions	—	—
Redeemed	(2,150)	(205)
Net Increase (Decrease) in Shares Outstanding	1,885	2,690
At November 30, 2022, one shareholder was a record or beneficial owner of 32% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF (five of the funds constituting Vanguard Wellington Fund, hereafter collectively referred to as the "Funds") as of November 30, 2022, the related statements of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2022 and for the period February 13, 2018 (inception) through November 30, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2022 and each of the financial highlights for each of the four years in the period ended November 30, 2022 and for the period February 13, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
U.S. Minimum Volatility ETF	98.8%
U.S. Momentum Factor ETF	97.3
U.S. Multifactor ETF	99.1
U.S. Quality Factor ETF	100.0
U.S. Value Factor ETF	95.7
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
U.S. Minimum Volatility ETF	1,062
U.S. Momentum Factor ETF	3,256
U.S. Multifactor ETF	2,850
U.S. Quality Factor ETF	2,385
U.S. Value Factor ETF	12,731
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
U.S. Minimum Volatility ETF	1
U.S. Momentum Factor ETF	5
U.S. Multifactor ETF	2
U.S. Quality Factor ETF	3
U.S. Value Factor ETF	11

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and
Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q44190 012023

Annual Report   |   November 30, 2022
Vanguard U.S. Multifactor Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended November 30, 2022, were a volatile, challenging period for financial markets. Despite these headwinds, Vanguard U.S. Multifactor Fund returned 4.43% for the 12 months ended November 30, 2022. It outpaced its benchmark, the Russell 3000 Index, which returned –10.80%.
•	The economic backdrop deteriorated early on as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which increased fears of a recession.
•	Ten of the fund’s 11 industry sectors contributed positively to relative performance. Our positions in energy, information technology, and communication services drove much of the fund’s outperformance. Consumer discretionary, health care, and financials also produced strong results.
•	Utilities was the only sector that detracted.
Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-10.66%	10.56%	10.69%
Russell 2000 Index (Small-caps)	-13.01	6.44	5.45
Russell 3000 Index (Broad U.S. market)	-10.80	10.28	10.33
FTSE All-World ex US Index (International)	-11.40	2.23	1.86
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-12.91%	-2.56%	0.24%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-8.64	-0.77	1.40
FTSE Three-Month U.S. Treasury Bill Index	1.16	0.64	1.19
CPI
Consumer Price Index	7.11%	5.00%	3.83%
1

Advisor’s Report
Vanguard U.S. Multifactor Fund returned 4.43% for the 12 months ended November 30, 2022. It outpaced the –10.80% return of its benchmark, the Russell 3000 Index.
The fund seeks to create a portfolio with broad equity exposure and the potential for long-term capital appreciation by investing in stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals. To promote diversification and to mitigate exposure to less liquid and more volatile stocks, a rules-based screen is applied to the universe of all U.S. large-, mid-, and small-capitalization stocks. We then evaluate the remaining securities based on exposure to momentum, quality, and value factors.
The investment environment
Concerns that had been weighing on market sentiment in late 2021 carried into 2022. Supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings—which had been accelerating—climbed to multidecade highs across much of the world.
In late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel and staple food prices soared. While energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some of its strategic oil reserves to boost supply, price increases broadened to other categories of goods and services, heightening concerns that inflation might remain stubbornly high.
In response, major central banks wound down their bond-purchasing programs and began raising short-term interest rates. The Federal Reserve was especially aggressive, raising the federal funds target rate by 3.75 percentage points over eight months.
That created a very challenging environment for stocks. For the 12 months, the FTSE Global All Cap Index returned –11.30%. The U.S. stock market returned –9.21%, as measured by the Standard & Poor’s 500 Index, holding up better than developed markets outside the United States and especially emerging markets. Large-capitalization stocks did better than small-caps, and value stocks outpaced growth by a wide margin.
The fund’s successes and shortfalls
Ten of the fund’s 11 industry sectors helped relative performance. Holdings in energy, information technology, and communication services contributed the most, while utilities was the only sector that detracted.
The fund's emphasis on stocks with high exposure to quality (strong fundamentals), value (low price relative to fundamentals), and momentum factors (relatively strong recent performance) was particularly effective.
Top contributors included underweight allocations to Amazon and Tesla in consumer discretionary, Meta Platforms

2

in communication services, and NVIDIA in IT, as well an overweight position in EOG Resources in energy. An overweight position in Moderna in health care and underweight positions in Chevron in Energy, Visa in IT, and Johnson & Johnson and UnitedHealth in health care detracted.
We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by the fund. Results will vary over different periods and across factors. However, we believe that focusing on the risk-adjusted returns of the portfolio relative to its targeted factors and the benchmark will serve investors well over time.
We thank you for your investment and look forward to serving you in the period ahead.
John Ameriks, Ph.D.,
Principal and Global Head
of Vanguard Quantitative Equity Group
December 13, 2022
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended November 30, 2022
U.S. Multifactor Fund	Beginning Account Value 5/31/2022	Ending Account Value 11/30/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,049.00	$0.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.17	0.91
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

U.S. Multifactor Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 15, 2018, Through November 30, 2022
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended November 30, 2022
	One Year	Since Inception (2/15/2018)	Final Value of a $50,000 Investment
U.S. Multifactor Fund	4.43%	8.22%	$72,989
Russell 3000 Index	-10.80	10.10	79,255
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
6

U.S. Multifactor Fund
Fund Allocation
As of November 30, 2022
Basic Materials	4.6%
Consumer Discretionary	13.8
Consumer Staples	8.1
Energy	18.6
Financials	18.2
Health Care	14.3
Industrials	13.5
Real Estate	0.3
Technology	7.9
Telecommunications	0.6
Utilities	0.1
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
7

U.S. Multifactor Fund
Financial Statements
Schedule of Investments
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.3%)
Basic Materials (4.5%)
	Steel Dynamics Inc.	2,032	211
	Dow Inc.	4,068	207
	CF Industries Holdings Inc.	1,785	193
	Nucor Corp.	1,270	190
	Reliance Steel & Aluminum Co.	854	181
	Olin Corp.	2,949	168
	Freeport-McMoRan Inc.	3,642	145
	Commercial Metals Co.	2,803	138
	Chemours Co.	4,044	126
	Mueller Industries Inc.	1,836	126
	LyondellBasell Industries NV Class A	1,426	121
	UFP Industries Inc.	1,477	121
	Mosaic Co.	2,217	114
	Olympic Steel Inc.	3,241	114
*	Univar Solutions Inc.	3,048	101
	Boise Cascade Co.	1,311	97
	AdvanSix Inc.	2,026	83
	American Vanguard Corp.	3,539	81
*	Clearwater Paper Corp.	2,008	78
	Huntsman Corp.	2,596	72
*	US Silica Holdings Inc.	4,899	64
	Timken Co.	823	63
	SSR Mining Inc. (XTSE)	3,508	53
	Westlake Corp.	416	45
	Fastenal Co.	556	29
*	Alto Ingredients Inc.	6,460	23
	Cabot Corp.	208	15
	Element Solutions Inc.	783	15
	Valvoline Inc.	412	14
	Innospec Inc.	115	13
			3,001
Consumer Discretionary (13.5%)
	H&R Block Inc.	8,342	365
*	AutoZone Inc.	128	330
*	Perdoceo Education Corp.	21,587	310
*	O'Reilly Automotive Inc.	350	303
	Target Corp.	1,561	261
*	AutoNation Inc.	1,978	245
	Scholastic Corp.	5,728	236
	Dillard's Inc. Class A	533	192
	Ethan Allen Interiors Inc.	6,692	190
*	Deckers Outdoor Corp.	412	164
	Dick's Sporting Goods Inc.	1,339	160
	Macy's Inc.	6,464	152
*	Capri Holdings Ltd.	2,630	151
		Shares	Market Value• ($000)
	Omnicom Group Inc.	1,870	149
	Signet Jewelers Ltd.	2,266	147
	Murphy USA Inc.	495	146
	eBay Inc.	3,009	137
	Genuine Parts Co.	734	135
	Walmart Inc.	873	133
*	United Airlines Holdings Inc.	2,955	131
	Oxford Industries Inc.	1,143	129
*	Cars.com Inc.	8,659	128
	Lennar Corp. Class A	1,353	119
*	Monarch Casino & Resort Inc.	1,323	112
	Movado Group Inc.	3,434	111
	Nexstar Media Group Inc. Class A	562	107
	LKQ Corp.	1,936	105
	Group 1 Automotive Inc.	537	104
	Lowe's Cos. Inc.	486	103
*	American Airlines Group Inc.	6,933	100
	Entravision Communications Corp. Class A	18,021	100
	Acushnet Holdings Corp.	2,169	99
	Whirlpool Corp.	664	97
*	American Axle & Manufacturing Holdings Inc.	9,070	94
*	NVR Inc.	20	93
*	Chico's FAS Inc.	15,688	92
	Thor Industries Inc.	1,036	89
	Williams-Sonoma Inc.	760	89
	Jack in the Box Inc.	1,213	88
*	BJ's Wholesale Club Holdings Inc.	1,143	86
	Hibbett Inc.	1,270	85
	Tapestry Inc.	2,204	83
*	Stride Inc.	2,346	83
	Dine Brands Global Inc.	1,094	82
	Academy Sports & Outdoors Inc.	1,612	81
	Penske Automotive Group Inc.	629	80
*	TravelCenters of America Inc.	1,559	80
	PulteGroup Inc.	1,747	78
	Buckle Inc.	1,659	73
	Ford Motor Co.	5,244	73
*	Adtalem Global Education Inc.	1,740	72
*	Asbury Automotive Group Inc.	376	71
*	Brinker International Inc.	2,112	71
*	Golden Entertainment Inc.	1,587	70
	Caleres Inc.	2,800	68
	Designer Brands Inc. Class A	4,347	67
*	ODP Corp.	1,370	66
8

U.S. Multifactor Fund
		Shares	Market Value• ($000)
*	Bowlero Corp.	4,712	66
	La-Z-Boy Inc.	2,404	65
*	MarineMax Inc.	1,976	65
*	Booking Holdings Inc.	29	60
	Gentex Corp.	2,058	59
*	Gentherm Inc.	825	59
*	Green Brick Partners Inc.	2,403	58
	Best Buy Co. Inc.	646	55
*	Cavco Industries Inc.	240	55
*	SeaWorld Entertainment Inc.	971	55
	Haverty Furniture Cos. Inc.	1,719	54
	Nordstrom Inc.	2,545	53
*	Skyline Champion Corp.	1,007	52
	Bath & Body Works Inc.	1,202	51
	Sonic Automotive Inc. Class A	936	50
	Rush Enterprises Inc. Class A	954	49
	Shoe Carnival Inc.	1,771	47
*	Malibu Boats Inc. Class A	802	46
	Boyd Gaming Corp.	717	44
*	Master Craft Boat Holdings Inc.	1,709	44
	Travel + Leisure Co.	1,059	41
*	Zumiez Inc.	1,717	40
	John Wiley & Sons Inc. Class A	792	38
*	Meritage Homes Corp.	430	37
*	Crocs Inc.	342	35
	Century Communities Inc.	698	34
[1]	Sirius XM Holdings Inc.	5,313	34
	Ralph Lauren Corp. Class A	261	30
	Tractor Supply Co.	125	28
*	Tri Pointe Homes Inc.	1,345	25
	Rent-A-Center Inc.	998	24
	Strategic Education Inc.	289	24
	International Game Technology plc	988	24
*	Grand Canyon Education Inc.	181	20
	News Corp. Class B	1,035	20
	BorgWarner Inc. (XNYS)	439	19
	Garmin Ltd.	205	19
*	Genesco Inc.	311	16
	Guess? Inc.	771	16
	Lithia Motors Inc. Class A	63	15
*	Mattel Inc.	809	15
*	Central Garden & Pet Co. Class A	344	13
*	Dave & Buster's Entertainment Inc.	332	13
	PriceSmart Inc.	190	13
			9,045
Consumer Staples (8.0%)
	McKesson Corp.	1,468	560
	Ingles Markets Inc. Class A	5,013	507
	CVS Health Corp.	4,252	433
	Altria Group Inc.	8,985	419
	Philip Morris International Inc.	3,444	343
	Kroger Co.	5,555	273
	SpartanNash Co.	7,091	233
	Archer-Daniels-Midland Co.	2,233	218
	Weis Markets Inc.	2,322	203
	Tyson Foods Inc. Class A	2,976	197
	Kimberly-Clark Corp.	1,374	186
	General Mills Inc.	2,082	178
	Colgate-Palmolive Co.	2,281	177
	PepsiCo Inc.	870	161
	Molson Coors Beverage Co. Class B	2,518	139
	Campbell Soup Co.	2,409	129
		Shares	Market Value• ($000)
	Flowers Foods Inc.	4,280	129
	Nu Skin Enterprises Inc. Class A	2,590	108
	Coca-Cola Consolidated Inc.	200	98
	AmerisourceBergen Corp.	534	91
	Kraft Heinz Co.	2,206	87
*	Sprouts Farmers Market Inc.	2,539	87
	Casey's General Stores Inc.	332	81
	Kellogg Co.	977	71
	Cal-Maine Foods Inc.	1,169	68
	Vector Group Ltd.	4,828	54
	Edgewell Personal Care Co.	591	26
*	Monster Beverage Corp.	206	21
	J M Smucker Co.	131	20
*	Darling Ingredients Inc.	197	14
			5,311
Energy (18.3%)
	EOG Resources Inc.	7,071	1,004
	Exxon Mobil Corp.	6,541	728
	ConocoPhillips	5,554	686
	Valero Energy Corp.	3,901	521
	Marathon Petroleum Corp.	4,113	501
	Chevron Corp.	2,668	489
	Cheniere Energy Inc.	2,735	480
	Devon Energy Corp.	6,923	474
	Occidental Petroleum Corp.	6,749	469
	Pioneer Natural Resources Co.	1,812	428
	Chord Energy Corp.	2,262	345
	CONSOL Energy Inc.	4,076	316
	Northern Oil and Gas Inc.	7,679	279
*	Antero Resources Corp.	7,131	261
*	W&T Offshore Inc.	35,864	246
	Ovintiv Inc. (XNYS)	4,236	236
	Phillips 66	1,747	189
	EQT Corp.	3,977	169
	Marathon Oil Corp.	5,522	169
*	Southwestern Energy Co.	22,565	156
*	Denbury Inc.	1,669	150
	Matador Resources Co.	2,167	144
	Patterson-UTI Energy Inc.	8,046	144
	PDC Energy Inc.	1,887	140
	Range Resources Corp.	4,853	140
	Coterra Energy Inc.	4,890	136
	Diamondback Energy Inc.	918	136
	APA Corp.	2,892	136
	HF Sinclair Corp.	2,183	136
*	Helix Energy Solutions Group Inc.	21,045	134
	Civitas Resources Inc.	1,887	127
	ChampionX Corp.	4,050	125
*	Par Pacific Holdings Inc.	5,145	121
	SunCoke Energy Inc.	13,933	118
	SM Energy Co.	2,680	116
	Murphy Oil Corp.	2,321	110
	Targa Resources Corp.	1,379	103
	Comstock Resources Inc.	5,374	99
*	SandRidge Energy Inc.	4,772	97
	Berry Corp.	10,600	96
	Warrior Met Coal Inc.	2,572	95
	Magnolia Oil & Gas Corp. Class A	3,381	88
*	Talos Energy Inc.	4,472	88
*	NexTier Oilfield Solutions Inc.	8,259	84
*	REX American Resources Corp.	2,788	82
	Solaris Oilfield Infrastructure Inc. Class A	7,507	82

9

U.S. Multifactor Fund
		Shares	Market Value• ($000)
*	ProPetro Holding Corp.	7,264	80
*	SilverBow Resources Inc.	2,297	80
	California Resources Corp.	1,713	78
*	NOW Inc.	6,182	77
	Helmerich & Payne Inc.	1,393	71
	PBF Energy Inc. Class A	1,725	69
	Arch Resources Inc.	420	65
*	Expro Group Holdings NV	3,578	62
*	Liberty Energy Inc. Class A	3,460	57
	CVR Energy Inc.	1,484	55
*	Dril-Quip Inc.	1,841	43
	RPC Inc.	4,666	43
*	Earthstone Energy Inc. Class A	2,678	42
	VAALCO Energy Inc.	8,108	42
	Delek US Holdings Inc.	1,324	41
	Kinetik Holdings Inc. Class A	1,171	40
*	TETRA Technologies Inc.	7,077	27
*	Gulfport Energy Corp.	323	26
*	Newpark Resources Inc.	3,978	16
*	Noble Corp. plc	331	12
			12,199
Financials (17.9%)
	American International Group Inc.	7,400	467
	Aon plc Class A (XNYS)	1,437	443
	Wells Fargo & Co.	7,761	372
	MetLife Inc.	4,046	310
*	PRA Group Inc.	7,025	241
	Jefferies Financial Group Inc.	6,188	235
	Travelers Cos. Inc.	1,180	224
	First Financial Corp.	4,214	203
	Ameriprise Financial Inc.	587	195
	First BanCorp (XNYS)	12,671	195
	Navient Corp.	11,280	187
	WesBanco Inc.	4,621	187
	Allstate Corp.	1,352	181
	Popular Inc.	2,480	181
	HarborOne Bancorp Inc.	11,630	170
	OFG Bancorp	5,620	163
	American Equity Investment Life Holding Co.	3,892	158
	Nelnet Inc. Class A	1,563	154
	Dime Community Bancshares Inc.	4,296	153
	CNO Financial Group Inc.	6,439	151
*	Mr Cooper Group Inc.	3,294	149
	Principal Financial Group Inc.	1,657	149
	Provident Financial Services Inc.	6,425	145
	Discover Financial Services	1,244	135
	Great Southern Bancorp Inc.	2,154	135
	Unum Group	3,202	135
	Primerica Inc.	894	133
	SLM Corp.	7,503	131
*	Arch Capital Group Ltd.	2,188	131
	Assured Guaranty Ltd.	1,902	127
	City Holding Co.	1,199	122
	MGIC Investment Corp.	8,861	122
	Flushing Financial Corp.	5,796	121
	LPL Financial Holdings Inc.	495	117
*	Encore Capital Group Inc.	2,274	115
	Employers Holdings Inc.	2,451	114
	Voya Financial Inc.	1,724	114
	Morgan Stanley	1,215	113
	Chubb Ltd.	513	113
	First Citizens BancShares Inc. Class A	137	112
		Shares	Market Value• ($000)
	Hartford Financial Services Group Inc.	1,457	111
	OneMain Holdings Inc.	2,798	110
	Comerica Inc.	1,513	109
	Fidelity National Financial Inc.	2,708	109
	TrustCo Bank Corp. NY	2,707	105
	Essent Group Ltd.	2,606	104
	1st Source Corp.	1,745	100
	Associated Banc-Corp.	4,006	99
	Radian Group Inc.	5,054	99
	Hancock Whitney Corp.	1,781	98
	Aflac Inc.	1,349	97
	Hope Bancorp Inc.	7,069	96
	Bank of New York Mellon Corp.	2,065	95
	Kearny Financial Corp.	9,698	94
	NBT Bancorp Inc.	2,043	94
	Amalgamated Financial Corp.	3,440	92
	Zions Bancorp NA	1,738	90
	Enterprise Financial Services Corp.	1,664	87
	S&T Bancorp Inc.	2,280	85
	Berkshire Hills Bancorp Inc.	2,648	83
	Federal Agricultural Mortgage Corp. Class C	650	82
*	NMI Holdings Inc. Class A	3,807	82
	Equitable Holdings Inc.	2,592	82
	Stifel Financial Corp.	1,260	81
	Washington Federal Inc.	2,284	81
	International Bancshares Corp.	1,491	79
	Affiliated Managers Group Inc.	488	78
	Federated Hermes Inc.	2,007	76
	Park National Corp.	505	76
	Washington Trust Bancorp Inc.	1,538	76
	Trustmark Corp.	2,035	74
*	Credit Acceptance Corp.	151	72
	Hanmi Financial Corp.	2,664	72
	Premier Financial Corp.	2,472	72
	BancFirst Corp.	696	71
	BankUnited Inc.	1,929	71
	PennyMac Financial Services Inc.	1,087	65
	Byline Bancorp Inc.	2,774	63
	Cathay General Bancorp	1,333	62
	Heritage Financial Corp.	1,878	62
	Raymond James Financial Inc.	517	60
	BOK Financial Corp.	567	59
	First Financial Bancorp	2,249	59
	Preferred Bank	779	59
	First Busey Corp.	2,187	57
	Northwest Bancshares Inc.	3,732	57
	Enact Holdings Inc.	2,282	57
	First Commonwealth Financial Corp.	3,659	54
	HomeStreet Inc.	1,821	50
	Home BancShares Inc.	1,919	49
	Loews Corp.	772	45
	Bank of NT Butterfield & Son Ltd.	1,190	41
	KeyCorp	2,104	40
	Hanover Insurance Group Inc.	268	39
	Regions Financial Corp.	1,563	36
	ServisFirst Bancshares Inc.	465	35
	East West Bancorp Inc.	487	34
	White Mountains Insurance Group Ltd.	25	34
	Walker & Dunlop Inc.	373	33
	Assurant Inc.	250	32

10

U.S. Multifactor Fund
		Shares	Market Value• ($000)
	Evercore Inc. Class A	269	31
	Lakeland Financial Corp.	396	31
	QCR Holdings Inc.	595	31
	Ally Financial Inc.	1,064	29
	Safety Insurance Group Inc.	291	27
*	Brighthouse Financial Inc.	445	25
	FNB Corp.	1,557	22
	Oppenheimer Holdings Inc. Class A	521	22
	Atlantic Union Bankshares Corp.	587	21
	Diamond Hill Investment Group Inc.	121	21
	Southside Bancshares Inc.	584	21
	Sandy Spring Bancorp Inc.	582	20
	Virtu Financial Inc. Class A	837	19
	Banner Corp.	262	18
	First Hawaiian Inc.	698	18
	Tompkins Financial Corp.	210	18
	Artisan Partners Asset Management Inc. Class A	500	17
	Piper Sandler Cos.	121	17
	UMB Financial Corp.	194	17
	Bank OZK	356	16
	Huntington Bancshares Inc.	1,010	16
	WSFS Financial Corp.	329	16
	First Bancorp (XNGS)	279	14
*	Axos Financial Inc.	327	13
	OceanFirst Financial Corp.	561	13
			11,980
Health Care (14.0%)
	Bristol-Myers Squibb Co.	8,470	680
*	Regeneron Pharmaceuticals Inc.	811	610
	Elevance Health Inc.	1,048	558
	AbbVie Inc.	3,262	526
	Pfizer Inc.	9,912	497
	Gilead Sciences Inc.	5,569	489
	Cigna Corp.	1,450	477
	Merck & Co. Inc.	4,215	464
*	Vertex Pharmaceuticals Inc.	1,443	457
	Humana Inc.	795	437
*	Moderna Inc.	2,182	384
	Amgen Inc.	1,268	363
	Johnson & Johnson	2,019	359
	UnitedHealth Group Inc.	573	314
	HCA Healthcare Inc.	1,132	272
*	Centene Corp.	2,600	226
	Cardinal Health Inc.	2,659	213
*	Catalyst Pharmaceuticals Inc.	12,131	203
*	Hologic Inc.	2,627	200
	Eli Lilly & Co.	451	167
*	United Therapeutics Corp.	593	166
*	Molina Healthcare Inc.	462	156
	Premier Inc. Class A	3,900	130
*	Lantheus Holdings Inc.	2,072	129
*	Henry Schein Inc.	1,485	120
*	Incyte Corp.	1,331	106
*	Jazz Pharmaceuticals plc	637	100
	Quest Diagnostics Inc.	526	80
	SIGA Technologies Inc.	7,618	70
*	Medpace Holdings Inc.	262	55
*	Biogen Inc.	177	54
*	Corcept Therapeutics Inc.	1,733	44
*	QuidelOrtho Corp.	399	35
*	NextGen Healthcare Inc.	1,577	33
		Shares	Market Value• ($000)
*	Computer Programs and Systems Inc.	1,054	31
*	Tenet Healthcare Corp.	582	27
*	Acadia Healthcare Co. Inc.	259	23
	West Pharmaceutical Services Inc.	96	23
*	AbCellera Biologics Inc.	1,715	22
*	Exelixis Inc.	1,127	19
	Laboratory Corp. of America Holdings	75	18
	LeMaitre Vascular Inc.	359	17
*	ModivCare Inc.	213	16
			9,370
Industrials (13.3%)
	American Express Co.	2,235	352
	Northrop Grumman Corp.	506	270
	Paychex Inc.	1,769	219
*	Builders FirstSource Inc.	3,221	206
*	Atkore Inc.	1,344	164
	Louisiana-Pacific Corp.	2,499	159
	Lockheed Martin Corp.	326	158
	Ryder System Inc.	1,583	148
	Carlisle Cos. Inc.	543	143
	Automatic Data Processing Inc.	515	136
*	Titan Machinery Inc.	3,063	135
	United Parcel Service Inc. Class B (XNYS)	708	134
	FedEx Corp.	726	132
	Allison Transmission Holdings Inc.	2,925	131
	Synchrony Financial	3,490	131
	Moog Inc. Class A	1,459	127
	Eaton Corp. plc	761	124
	Resources Connection Inc.	6,279	121
	Quanta Services Inc.	782	117
*	Hub Group Inc. Class A	1,364	115
	AGCO Corp.	858	114
	Accenture plc Class A	374	113
	Crane Holdings Co.	1,052	111
*	AMN Healthcare Services Inc.	863	107
	Cummins Inc.	422	106
	Encore Wire Corp.	715	105
*	Saia Inc.	430	105
	Covenant Logistics Group Inc. Class A	2,715	104
*	Modine Manufacturing Co.	4,846	103
	Owens Corning	1,128	100
	Genco Shipping & Trading Ltd.	6,625	98
	Hubbell Inc. Class B	383	97
*	Cross Country Healthcare Inc.	2,677	96
*	Ardmore Shipping Corp.	6,332	96
	Schneider National Inc. Class B	3,667	94
	Deere & Co.	200	88
	Regal Rexnord Corp.	661	87
	Golden Ocean Group Ltd.	10,304	87
*	MYR Group Inc.	896	86
*	United Rentals Inc.	243	86
	Scorpio Tankers Inc.	1,661	85
	Badger Meter Inc.	703	81
*	Zebra Technologies Corp. Class A	298	81
	ArcBest Corp.	970	80
	General Dynamics Corp.	315	80
	Marten Transport Ltd.	3,756	80
	Snap-on Inc.	334	80

11

U.S. Multifactor Fund
		Shares	Market Value• ($000)
	Quanex Building Products Corp.	3,255	77
*	CoreCivic Inc.	5,469	73
*	WEX Inc.	433	73
*	AAR Corp.	1,549	72
*	GMS Inc.	1,455	71
	JB Hunt Transport Services Inc.	384	71
*	Aersale Corp.	4,412	70
	Belden Inc.	853	69
	Triton International Ltd.	1,023	69
	Knight-Swift Transportation Holdings Inc.	1,207	67
	Old Dominion Freight Line Inc.	220	67
	Crown Holdings Inc.	796	65
	Watts Water Technologies Inc. Class A	380	60
	Kforce Inc.	1,003	59
	Matson Inc.	915	58
	WW Grainger Inc.	94	57
	Textainer Group Holdings Ltd.	1,852	56
	Brunswick Corp.	739	55
	Acuity Brands Inc.	288	54
*	Beacon Roofing Supply Inc.	902	53
	Korn Ferry	903	52
	Landstar System Inc.	301	52
	Apogee Enterprises Inc.	1,051	51
	Greif Inc. Class A	675	47
	Simpson Manufacturing Co. Inc.	508	47
	Expeditors International of Washington Inc.	393	46
	Westrock Co.	1,190	45
	Deluxe Corp.	2,269	44
*	TriNet Group Inc.	608	44
	Franklin Electric Co. Inc.	516	43
	CRA International Inc.	342	42
	Kadant Inc.	215	42
	Graphic Packaging Holding Co.	1,693	39
	Valmont Industries Inc.	115	39
	Wabash National Corp.	1,509	38
	Johnson Controls International plc	578	38
	Packaging Corp. of America	264	36
	Watsco Inc.	132	36
	Werner Enterprises Inc.	789	35
	nVent Electric plc	876	35
*	Teekay Tankers Ltd. Class A	969	33
	Ennis Inc.	1,394	32
	Heartland Express Inc.	1,937	32
*	Franklin Covey Co.	594	31
	Berry Global Group Inc.	510	30
	EMCOR Group Inc.	195	30
*	MasTec Inc.	326	30
*	Masonite International Corp.	380	29
*	O-I Glass Inc.	1,739	29
*	Conduent Inc.	6,666	27
	Myers Industries Inc.	1,162	27
	Textron Inc.	373	27
*	Sterling Infrastructure Inc.	782	26
*	XPO Logistics Inc.	664	26
	Caterpillar Inc.	107	25
*	FTI Consulting Inc.	146	25
	Costamare Inc.	2,586	25
	Zurn Elkay Water Solutions Corp.	1,036	25
	Jack Henry & Associates Inc.	129	24
		Shares	Market Value• ($000)
*	Construction Partners Inc. Class A	762	22
*	Generac Holdings Inc.	206	22
	ITT Inc.	264	22
	AECOM	243	21
	Robert Half International Inc.	266	21
	Primoris Services Corp.	950	20
	Comfort Systems USA Inc.	150	19
	H&E Equipment Services Inc.	462	19
*	TrueBlue Inc.	869	19
	ABM Industries Inc.	403	19
*	ASGN Inc.	214	19
	Shyft Group Inc.	771	19
	Applied Industrial Technologies Inc.	139	18
*	Air Transport Services Group Inc.	594	17
	Sonoco Products Co.	276	17
	Standex International Corp.	161	17
	ManpowerGroup Inc.	177	16
	Parker-Hannifin Corp.	55	16
	Western Union Co.	1,099	16
	McGrath RentCorp.	153	15
	ADT Inc.	1,640	15
*	ExlService Holdings Inc.	74	14
*	WESCO International Inc.	111	14
			8,869
Real Estate (0.3%)
	RE/MAX Holdings Inc. Class A	2,989	62
*	Anywhere Real Estate Inc.	7,545	57
*	GEO Group Inc.	4,482	53
	St. Joe Co.	779	30
	Newmark Group Inc. Class A	2,539	22
			224
Technology (7.8%)
	International Business Machines Corp.	2,497	372
	Broadcom Inc.	454	250
	KLA Corp.	541	213
	HP Inc.	6,813	205
	Jabil Inc.	2,670	193
*	Cadence Design Systems Inc.	1,091	188
	Cognizant Technology Solutions Corp. Class A	2,962	184
*	ON Semiconductor Corp.	2,376	179
	Amdocs Ltd.	1,944	173
	Apple Inc.	1,040	154
	Amkor Technology Inc.	5,085	142
*	NetScout Systems Inc.	3,806	142
*,1	GLOBALFOUNDRIES Inc.	2,052	132
	Hackett Group Inc.	5,319	123
*	Cirrus Logic Inc.	1,618	121
*	Photronics Inc.	6,388	120
	Vishay Intertechnology Inc.	5,092	117
*	Sanmina Corp.	1,762	116
*	Onto Innovation Inc.	1,392	111
	Adeia Inc.	9,707	107
*	Arrow Electronics Inc.	935	102
*	Axcelis Technologies Inc.	1,268	101
*	Autodesk Inc.	490	99
*	Consensus Cloud Solutions Inc.	1,742	99
	Texas Instruments Inc.	534	96
*	Alphabet Inc. Class C	938	95
*	Cohu Inc.	2,426	87
	Oracle Corp.	1,053	87

12

U.S. Multifactor Fund
		Shares	Market Value• ($000)
	Avnet Inc.	1,759	79
*	DXC Technology Co.	2,609	77
	CSG Systems International Inc.	1,207	75
	Applied Materials Inc.	661	72
*	Pure Storage Inc. Class A	2,433	71
*	PC Connection Inc.	1,235	69
	A10 Networks Inc.	3,439	64
*	Avid Technology Inc.	1,947	55
	TD SYNNEX Corp.	494	51
*	Qualys Inc.	361	45
*	Rambus Inc.	1,178	45
	CTS Corp.	887	38
*	Semtech Corp.	1,186	36
	Methode Electronics Inc.	734	34
	Xerox Holdings Corp.	2,060	34
*	ePlus Inc.	558	28
*	Plexus Corp.	250	28
*	Box Inc. Class A	895	25
	Hewlett Packard Enterprise Co.	1,461	25
*	Manhattan Associates Inc.	192	24
*	TechTarget Inc.	534	24
	Microchip Technology Inc.	205	16
*	PDF Solutions Inc.	507	16
	Shutterstock Inc.	302	16
	Concentrix Corp.	126	15
*	MaxLinear Inc.	375	14
*	Western Digital Corp.	391	14
*	Vivid Seats Inc. Class A	1,467	11
			5,209
Telecommunications (0.6%)
	AT&T Inc.	5,496	106
	Cisco Systems Inc.	1,308	65
*	CommScope Holding Co. Inc.	7,236	64
*	Extreme Networks Inc.	2,009	42
	Adtran Holdings Inc.	1,270	26
		Shares	Market Value• ($000)
	Telephone and Data Systems Inc.	2,340	25
*	Clearfield Inc.	141	19
*	WideOpenWest Inc.	1,752	18
*	Aviat Networks Inc.	555	17
*	Lumentum Holdings Inc.	237	13
			395
Utilities (0.1%)
*	Heritage-Crystal Clean Inc.	1,352	43
*	Evoqua Water Technologies Corp.	428	18
			61
Total Common Stocks (Cost $51,685)			65,664
Temporary Cash Investments (2.1%)
Money Market Fund (2.1%)
[2,3]	Vanguard Market Liquidity Fund, 3.877% (Cost $1,416)	14,162	1,416
Total Investments (100.4%) (Cost $53,101)			67,080
Other Assets and Liabilities—Net (-0.4%)			(271)
Net Assets (100%)			66,809
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $163,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $167,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2022	53	1,082	52

See accompanying Notes, which are an integral part of the Financial Statements.
13

U.S. Multifactor Fund
Statement of Assets and Liabilities
As of November 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $51,685)	65,664
Affiliated Issuers (Cost $1,416)	1,416
Total Investments in Securities	67,080
Investment in Vanguard	2
Cash Collateral Pledged—Futures Contracts	58
Receivables for Investment Securities Sold	2
Receivables for Accrued Income	130
Receivables for Capital Shares Issued	300
Variation Margin Receivable—Futures Contracts	29
Total Assets	67,601
Liabilities
Due to Custodian	2
Payables for Investment Securities Purchased	550
Collateral for Securities on Loan	167
Payables for Capital Shares Redeemed	68
Payables to Vanguard	5
Total Liabilities	792
Net Assets	66,809
1 Includes $163 of securities on loan.
At November 30, 2022, net assets consisted of:

Paid-in Capital	58,153
Total Distributable Earnings (Loss)	8,656
Net Assets	66,809

Net Assets
Applicable to 1,979,456 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	66,809
Net Asset Value Per Share	$33.75

See accompanying Notes, which are an integral part of the Financial Statements.
14

U.S. Multifactor Fund
Statement of Operations

Year Ended November 30, 2022
($000)
Investment Income
Income
Dividends[1]	1,197
Interest[2]	12
Securities Lending—Net	—
Total Income	1,209
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	23
Marketing and Distribution	—
Custodian Fees	4
Auditing Fees	28
Shareholders’ Reports	23
Trustees’ Fees and Expenses	—
Professional Services	16
Total Expenses	94
Net Investment Income	1,115
Realized Net Gain (Loss)
Investment Securities Sold[2]	(2,978)
Futures Contracts	(159)
Realized Net Gain (Loss)	(3,137)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	4,704
Futures Contracts	65
Change in Unrealized Appreciation (Depreciation)	4,769
Net Increase (Decrease) in Net Assets Resulting from Operations	2,747
1	Dividends are net of foreign withholding taxes of $1,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $12,000, less than $1,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

U.S. Multifactor Fund
Statement of Changes in Net Assets

	Year Ended November 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,115	571
Realized Net Gain (Loss)	(3,137)	3,018
Change in Unrealized Appreciation (Depreciation)	4,769	4,974
Net Increase (Decrease) in Net Assets Resulting from Operations	2,747	8,563
Distributions
Total Distributions	(1,031)	(509)
Capital Share Transactions
Issued	33,547	30,399
Issued in Lieu of Cash Distributions	854	417
Redeemed	(17,244)	(17,122)
Net Increase (Decrease) from Capital Share Transactions	17,157	13,694
Total Increase (Decrease)	18,873	21,748
Net Assets
Beginning of Period	47,936	26,188
End of Period	66,809	47,936

See accompanying Notes, which are an integral part of the Financial Statements.
16

U.S. Multifactor Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended November 30,				February 15, 2018[1] to November 30, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.99	$25.47	$25.70	$24.53	$25.00
Investment Operations
Net Investment Income[2]	.680	.466	.382	.425	.333
Net Realized and Unrealized Gain (Loss) on Investments	.725	7.485	(.214)	1.143	(.598)
Total from Investment Operations	1.405	7.951	.168	1.568	(.265)
Distributions
Dividends from Net Investment Income	(.645)	(.431)	(.398)	(.398)	(.205)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.645)	(.431)	(.398)	(.398)	(.205)
Net Asset Value, End of Period	$33.75	$32.99	$25.47	$25.70	$24.53
Total Return[3]	4.43%	31.39%	0.97%	6.54%	-1.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$67	$48	$26	$33	$36
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	2.13%	1.48%	1.66%	1.76%	1.64%[4]
Portfolio Turnover Rate	55%	62%	74%	96%	58%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
17

U.S. Multifactor Fund
Notes to Financial Statements
Vanguard U.S. Multifactor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended November 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
18

U.S. Multifactor Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
19

U.S. Multifactor Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended November 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2022, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition
20

U.S. Multifactor Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	249
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(5,572)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	13,979
The tax character of distributions paid was as follows:
	Year Ended November 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,031	509
Long-Term Capital Gains	—	—
Total	1,031	509
*	Includes short-term capital gains, if any.
As of November 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	53,101
Gross Unrealized Appreciation	14,636
Gross Unrealized Depreciation	(657)
Net Unrealized Appreciation (Depreciation)	13,979
E.	During the year ended November 30, 2022, the fund purchased $45,105,000 of investment securities and sold $28,500,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2022, such purchases were $588,000 and sales were $17,000, resulting in net realized loss of $9,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
21

U.S. Multifactor Fund
F.	Capital shares issued and redeemed were:

	Year Ended November 30,
	2022 Shares (000)	2021 Shares (000)

Issued	1,038	960
Issued in Lieu of Cash Distributions	27	14
Redeemed	(539)	(549)
Net Increase (Decrease) in Shares Outstanding	526	425
G.	Management has determined that no events or transactions occurred subsequent to November 30, 2022, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Multifactor Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Multifactor Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the "Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2022 and for the period February 15, 2018 (inception) through November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the four years in the period ended November 30, 2022 and for the period February 15, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,031,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $3,900, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
24

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and
Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street Corporation.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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All rights reserved.
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Q5160 012023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended November 30, 2022: $250,000
Fiscal Year Ended November 30, 2021: $250,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2022: $10,494,508
Fiscal Year Ended November 30, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended November 30, 2022: $2,757,764
Fiscal Year Ended November 30, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended November 30, 2022: $5,202,689
Fiscal Year Ended November 30, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended November 30, 2022: $298,000
Fiscal Year Ended November 30, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2022: $5,500,689
Fiscal Year Ended November 30, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 23, 2023

VANGUARD WELLINGTON FUND

BY:	/s/ CHRISTINE BUCHANAN*

CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: January 23, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.